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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


    Investment Company Act file number  811-05685
                                       -----------------------------------------

                          Williamsburg Investment Trust
   -----------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


    135 Merchant Street, Suite 230       Cincinnati, Ohio        45246
   -----------------------------------------------------------------------------
               (Address of principal executive offices)     (Zip code)


                             W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP   One Post Office Square   Boston, Massachusetts  02109
   -----------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (513) 587-3400
                                                    ----------------

Date of fiscal year end:      March 31, 2004
                          ---------------------------

Date of reporting period:     March 31, 2004
                          ---------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.


A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


================================================================================


                                      THE

[GRAPHIC OMITTED]           FLIPPIN, BRUCE & PORTER

                                     FUNDS



                        -------------------------------

                           FBP CONTRARIAN EQUITY FUND
                          FBP CONTRARIAN BALANCED FUND





                                 ANNUAL REPORT
                                 MARCH 31, 2004





                                 NO-LOAD FUNDS




================================================================================

Letter to Shareholders                                             May 14, 2004
================================================================================
When we wrote to you a year ago in the Funds' annual report, we expected better returns from stocks for a number of reasons. Expectations were low, consumer spending was stable, and the Federal Reserve was accommodative due to low inflation and concerns over employment growth and potential deflation. Deficit spending, along with substantial tax cuts, also provided significant fiscal stimulus. The economy responded with vigorous Gross Domestic Product growth, thus driving earnings up approximately 12% in 2003 and an expected 18% in 2004.

Stocks, as measured by the S&P 500, responded strongly with a total return of 35.1%. Leadership was provided by sectors of the market that perform well in the early stages of an economic recovery. Materials, Financials, Information Technology and Consumer Discretionary all produced exceptional returns.
Healthcare and Consumer Staples were the two weakest S&P groups. Bonds also produced positive returns, with the Lehman Government/Credit Index up 6.2%. Short-term interest rates moved lower last June as the Federal Reserve cut the Fed Funds rate to 1%, a level that is still maintained today. Intermediate to longer rates changed little year over year, but did display a fair amount of movement over the course of the year responding to investors perception of economic growth or deflation possibilities at the time.

We are pleased to report the results of your Funds for the fiscal year ending March 31, 2004. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.
                                            Twelve         Three        Five
                                            Months         Years        Years
                                            ------         -----        -----
FBP Contrarian Equity Fund                  46.60%         5.52%        3.56%
FBP Contrarian Balanced Fund                33.19%         6.35%        4.85%

S&P 500 Index                               35.12%         0.63%       -1.20%
Russell 1000 Value Index                    40.82%         4.30%        3.88%
Lehman Government/Credit Index               6.15%         8.00%        7.56%

As the fiscal year began, the equity portion of the Funds' portfolios were positioned to perform well if the economy improved, which fortunately led to excellent performance. Consumer Discretionary (+81.3%), Industrials (+72.6%), Consumer Staples (+63.1%) and Materials (+59.3%) were our strongest sectors, all outperforming the S&P 500. Telecommunications (+7.2%), lack of exposure to Utilities, and an underweight in Information Technology (+38.9) held back returns. While the overall sector exposure added to returns, stock selection was the primary driver in the Funds' above market returns. The five top and bottom contributors to performance were:

Top Contributor * (Fiscal Year Return)      Bottom Contributor * (Fiscal Year Return)
--------------------------------------      -----------------------------------------
Cendant Corp                  105.2%        Johnson & Johnson           -9.7%
Tyco International            127.1%        Merck & Co                 -13.2%
JP Morgan Chase                83.9%        Computer Sciences            6.1%
Best Buy, Inc                  83.3%        Eastman Kodak              -19.0%
Citigroup Inc                  52.6%        Electronic Data Systems     -0.8%

* Contribution rankings are determined by combining period return and portfolio weighting for the Equity Fund. The equity portion of the Balanced Fund contributors would be substantially the same.

The bond portion of the Balanced Fund performed slightly better than the Lehman Government/Credit Index, but with much less volatility as its maturity structure was much shorter. The Balanced Fund's asset mix was invested more heavily to stocks over the past year, also benefiting the Fund.

The investment climate has changed significantly since last year. Economic growth appears to have a solid foundation now that business spending and employment are improving. However, growth should moderate from the past years' strong pace. Some inflationary pressure is becoming evident as higher energy, food and other commodity costs pass through the system. Thus, the Federal
Reserve is now in a position to begin raising short-term interest rates to a more normal level. Both bonds and stocks have adjusted to a degree for this policy change. Intermediate and longer-term interest rates have already risen approximately 1% since mid-March. Even with strongly rising corporate profits, stocks have declined since the end of March, reflecting a lower price earnings/ratio due to expected and actual higher interest rates. In our view, this is a normal market reaction to a changed Fed outlook. We believe the P/E adjustment is close to running its course, thus continued strong corporate profits will be the driver of future stock gains.

We have made a number of changes to the Funds' portfolios to position them to perform well as we move forward. The transition out of a number of stocks approaching our full value target prices and into stocks that we judged to be significantly undervalued occurred in 2003 and continued in the first quarter of 2004. Most of the stocks we reduced or eliminated were in economically sensitive sectors such as Consumer Discretionary, Materials and Industrials. As noted previously, these groups had performed especially well since March 2003, contributing to the fund's strong returns over the last year. We have redeployed the proceeds from these sales most notably increasing the Health Care sector. There we have added a number of stocks that have lagged the overall market but possess attractive valuations when compared to both their own history as well as the market, and in addition offer predictable earnings growth. Some examples include Anthem, Cigna, Hospital Corp of America, Pfizer, and Cardinal Heath. We believe these stocks will perform well as this market cycle matures into its middle and latter stages. The fixed income portion of the Fund continues to be positioned defensively so as to protect the principal value of the bond portion should interest rates continue to mover higher.

Please visit our website at www.fbpinc.com for information on our firm, philosophy, investment process and most importantly, our people. We are very proud of our experienced, dedicated and stable staff. As always, we thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.


/s/ John T. Bruce

John T. Bruce, CFA
President - Portfolio Manager

COMPARATIVE CHARTS
================================================================================
Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has the potential to outpace the FBP Contrarian Balanced Fund, which normally maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                                         FBP CONTRARIAN EQUITY FUND
                                         --------------------------

         COMPARISON OF THE CHANGE IN VALUE OF A $10,000  INVESTMENT IN THE FBP CONTRARIAN
             EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                         FBP CONTRARIAN EQUITY FUND:
              ----------------------------                         ---------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94         0.69%          10,069
       09/30/94           4.89%          10,534              09/30/94         7.34%          10,808
       12/31/94          -0.02%          10,531              12/31/94        -1.30%          10,667
       03/31/95           9.74%          11,557              03/31/95         6.42%          11,352
       06/30/95           9.55%          12,660              06/30/95         9.37%          12,415
       09/30/95           7.95%          13,666              09/30/95         8.53%          13,475
       12/31/95           6.02%          14,489              12/31/95         3.24%          13,911
       03/31/96           5.37%          15,267              03/31/96         5.71%          14,706
       06/30/96           4.49%          15,952              06/30/96         4.54%          15,373
       09/30/96           3.09%          16,445              09/30/96         2.42%          15,744
       12/31/96           8.34%          17,816              12/31/96         8.47%          17,078
       03/31/97           2.68%          18,293              03/31/97         1.30%          17,301
       06/30/97          17.46%          21,487              06/30/97        13.93%          19,711
       09/30/97           7.49%          23,097              09/30/97         9.47%          21,577
       12/31/97           2.87%          23,760              12/31/97        -0.73%          21,419
       03/31/98          13.95%          27,074              03/31/98        12.19%          24,030
       06/30/98           3.30%          27,968              06/30/98        -0.35%          23,946
       09/30/98          -9.95%          25,186              09/30/98       -15.36%          20,269
       12/31/98          21.30%          30,550              12/31/98        24.61%          25,257
       03/31/99           4.98%          32,072              03/31/99         2.51%          25,891
       06/30/99           7.05%          34,333              06/30/99        13.47%          29,378
       09/30/99          -6.24%          32,189              09/30/99       -13.16%          25,511
       12/31/99          14.88%          36,979              12/31/99         2.69%          26,198
       03/31/00           2.29%          37,827              03/31/00        -6.51%          24,492
       06/30/00          -2.66%          36,822              06/30/00        -3.59%          23,611
       09/30/00          -0.97%          36,465              09/30/00         4.01%          24,557
       12/31/00          -7.82%          33,612              12/31/00         4.64%          25,696
       03/31/01         -11.86%          29,627              03/31/01         2.15%          26,249
       06/30/01           5.85%          31,361              06/30/01         7.42%          28,195
       09/30/01         -14.68%          26,758              09/30/01       -12.12%          24,778
       12/31/01          10.69%          29,617              12/31/01        15.51%          28,620
       03/31/02           0.27%          29,698              03/31/02         0.14%          28,660
       06/30/02         -13.40%          25,720              06/30/02       -12.74%          25,009
       09/30/02         -17.28%          21,276              09/30/02       -16.85%          20,796
       12/31/02           8.44%          23,071              12/31/02         7.75%          22,408
       03/31/03          -3.15%          22,345              03/31/03        -6.14%          21,033
       06/30/03          15.39%          25,784              06/30/03        19.79%          25,194
       09/30/03           2.65%          26,467              09/30/03         4.57%          26,346
       12/31/03          12.18%          29,689              12/31/03        12.20%          29,560
       03/31/04           1.69%          30,192              03/31/04         4.31%          30,835


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN          BALANCE
         ----            ------          -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705

Past performance is not predictive of future performance.


                                    FBP CONTRARIAN BALANCED FUND
                                    ----------------------------

         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE FBP CONTRARIAN
            BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX

[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                         FBP CONTRARIAN BALANCED FUND:
              ----------------------------                         ----------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94         0.12%          10,012
       09/30/94           4.89%          10,534              09/30/94         4.83%          10,496
       12/31/94          -0.02%          10,531              12/31/94        -0.97%          10,394
       03/31/95           9.74%          11,557              03/31/95         6.35%          11,054
       06/30/95           9.55%          12,660              06/30/95         7.70%          11,904
       09/30/95           7.95%          13,666              09/30/95         6.43%          12,670
       12/31/95           6.02%          14,489              12/31/95         3.10%          13,063
       03/31/96           5.37%          15,267              03/31/96         3.96%          13,581
       06/30/96           4.49%          15,952              06/30/96         3.40%          14,042
       09/30/96           3.09%          16,445              09/30/96         1.70%          14,281
       12/31/96           8.34%          17,816              12/31/96         6.62%          15,227
       03/31/97           2.68%          18,293              03/31/97         0.92%          15,366
       06/30/97          17.46%          21,487              06/30/97        11.41%          17,119
       09/30/97           7.49%          23,097              09/30/97         7.62%          18,423
       12/31/97           2.87%          23,760              12/31/97        -0.30%          18,368
       03/31/98          13.95%          27,074              03/31/98         8.94%          20,010
       06/30/98           3.30%          27,968              06/30/98         0.90%          20,190
       09/30/98          -9.95%          25,186              09/30/98       -10.04%          18,164
       12/31/98          21.30%          30,550              12/31/98        16.44%          21,149
       03/31/99           4.98%          32,072              03/31/99         2.88%          21,758
       06/30/99           7.05%          34,333              06/30/99         8.78%          23,668
       09/30/99          -6.24%          32,189              09/30/99        -9.14%          21,506
       12/31/99          14.88%          36,979              12/31/99         3.56%          22,272
       03/31/00           2.29%          37,827              03/31/00        -4.14%          21,350
       06/30/00          -2.66%          36,822              06/30/00        -3.07%          20,695
       09/30/00          -0.97%          36,465              09/30/00         4.03%          21,529
       12/31/00          -7.82%          33,612              12/31/00         4.54%          22,506
       03/31/01         -11.86%          29,627              03/31/01         1.82%          22,916
       06/30/01           5.85%          31,361              06/30/01         5.04%          24,072
       09/30/01         -14.68%          26,758              09/30/01        -6.91%          22,409
       12/31/01          10.69%          29,617              12/31/01        10.40%          24,740
       03/31/02           0.27%          29,698              03/31/02        -0.21%          24,687
       06/30/02         -13.40%          25,720              06/30/02        -8.71%          22,537
       09/30/02         -17.28%          21,276              09/30/02       -10.78%          20,107
       12/31/02           8.44%          23,071              12/31/02         6.15%          21,345
       03/31/03          -3.15%          22,345              03/31/03        -3.03%          20,697
       06/30/03          15.39%          25,784              06/30/03        14.38%          23,675
       09/30/03           2.65%          26,467              09/30/03         3.34%          24,466
       12/31/03          12.18%          29,689              12/31/03         8.98%          26,663
       03/31/04           1.69%          30,192              03/31/04         3.39%          27,567


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN        BALANCE
         ----            ------        -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------

                        AVERAGE ANNUAL TOTAL RETURNS(a)
                        (FOR YEARS ENDED MARCH 31, 2004)

                                      1 YEAR        5 YEARS      10 YEARS

FBP Contrarian Equity Fund            46.60%         3.56%        11.92%
FBP Contrarian Balanced Fund          33.19%         4.85%        10.67%
Standard & Poor's 500 Index           35.12%        -1.20%        11.68%
Consumer Price Index                   1.70%         2.51%         2.42%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the Periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 94.1%                                 VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY --  9.6%
    13,000       Best Buy Company, Inc. .......................      $  672,360
    15,000       CVS Corporation ..............................         529,500
    18,000       Dana Corporation .............................         357,480
    59,000       Dillard's, Inc. ..............................       1,130,440
    25,300       May Department Stores Company (b) ............         874,874
    23,500       Monsanto Company .............................         861,745
     6,500       Whirlpool Corporation ........................         447,655
                                                                     ----------
                                                                      4,874,054
                                                                     ----------
                 CONSUMER STAPLES -- 7.5%
    19,000       Altria Group, Inc. ...........................       1,034,550
    40,500       Archer-Daniels-Midland Company ...............         683,235
    30,000       Kroger Company (The) (a) .....................         499,200
    35,000       SUPERVALU, Inc. ..............................       1,068,900
     8,500       Wal-Mart Stores, Inc. ........................         507,365
                                                                     ----------
                                                                      3,793,250
                                                                     ----------
                 ENERGY -- 3.4%
    15,000       Kerr-McGee Corporation .......................         772,500
    28,200       Marathon Oil Corporation .....................         949,494
                                                                     ----------
                                                                      1,721,994
                                                                     ----------

                 FINANCIALS -- 28.1%
    20,000       American Express Company .....................       1,037,000
    18,400       American International Group, Inc. ...........       1,312,840
    23,000       Bank of America Corporation ..................       1,862,540
    20,000       Bank One Corporation .........................       1,090,400
    31,500       Citigroup, Inc. ..............................       1,628,550
    10,000       Freddie Mac ..................................         590,600
    10,000       Jefferson Pilot Corporation ..................         550,100
    37,000       J.P. Morgan Chase & Company ..................       1,552,150
    26,000       Saint Paul Companies, Inc. ...................       1,040,260
    51,500       Travelers Property Casualty Corporation - Class B      889,405
    60,000       Unumprovident Corporation ....................         877,800
    36,500       Wachovia Corporation .........................       1,715,500
                                                                     ----------
                                                                     14,147,145
                                                                     ----------
                 HEALTH CARE -- 18.1%
     6,400       Anthem, Inc. (a) .............................         580,096
    33,000       Bristol-Myers Squibb Company .................         799,590
    19,700       Cardinal Health, Inc. ........................       1,357,330
    12,000       Cigna Corporation ............................         708,240
    31,300       HCA, Inc. ....................................       1,271,406
    27,000       Johnson & Johnson ............................       1,369,440
    21,000       Merck & Company, Inc. ........................         927,990
    39,000       Pfizer, Inc. .................................       1,366,950
    17,000       Watson Pharmaceuticals, Inc. (a) .............         727,430
                                                                     ----------
                                                                      9,108,472
                                                                     ----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS   (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 94.1%(CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 11.7%
    86,000       Cendant Corporation ..........................    $  2,097,540
     9,200       FedEx Corporation ............................         691,472
    26,500       General Electric Company .....................         808,780
    24,000       Transocean, Inc. (a) .........................         669,360
    40,000       Tyco International Limited ...................       1,146,000
     8,000       Union Pacific Corporation ....................         478,560
                                                                     ----------
                                                                      5,891,712
                                                                     ----------

                 INFORMATION TECHNOLOGY -- 10.7%
     8,000       Agilent Technologies, Inc. (a) ...............         253,040
    18,000       Computer Sciences Corporation (a) ............         725,940
    10,000       Harris Corporation ...........................         484,100
    60,000       Hewlett-Packard Company ......................       1,370,400
    17,500       International Business Machines Corporation (b)      1,607,200
    38,000       Microsoft Corporation ........................         948,860
                                                                     ----------
                                                                      5,389,540
                                                                     ----------
                 MATERIALS -- 2.4%
    40,000       Engelhard Corporation ........................       1,195,600
                                                                     ----------

                 TELECOMMUNICATION SERVICES -- 2.6%
    36,000       Verizon Communications, Inc. .................       1,315,440
                                                                     ----------

                 TOTAL COMMON STOCKS (Cost $31,818,249) .......    $ 47,437,207
                                                                   ------------

================================================================================
  PAR VALUE      SHORT-TERM CORPORATE NOTES-- 5.8%                      VALUE
--------------------------------------------------------------------------------
$   55,199       American Family Financial Services
                  Demand Note, 0.70% ..........................    $     55,199
   190,497       U.S. Bank N.A. Demand Note, 0.84% ............         190,497
 2,689,280       Wisconsin Corporate Central Credit Union
                  Variable Demand Note, 0.76% .................       2,689,280
                                                                     ----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $2,934,976) ...........................    $  2,934,976
                                                                     ----------

                 TOTAL INVESTMENTS AT VALUE-- 99.9%
                  (Cost $34,753,225) ..........................    $ 50,372,183

                 OTHER ASSETS IN EXCESS OF LIABILTIES-- 0.1%...          27,663
                                                                     ----------

                 NET ASSETS-- 100.0% ..........................    $ 50,399,846
                                                                   ============


(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2004
================================================================================
 OPTION                                                  VALUE OF    PREMIUMS
CONTRACTS        COVERED CALL OPTIONS                     OPTIONS    RECEIVED
--------------------------------------------------------------------------------
                 International Business Machines Corporation,
     15           7/17/2004 at $100 ...................  $  1,950    $  6,840
                 May Department Stores Company,
     40           6/19/2004 at $32.5 ..................    12,800      10,284
                                                         --------    --------
                                                         $ 14,750    $ 17,124
                                                         ========    ========


See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
  SHARES         COMMON STOCKS -- 69.6%                                 VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 6.7%
    10,000       Best Buy Company, Inc. .......................    $    517,200
    13,500       CVS Corporation ..............................         476,550
    15,000       Dana Corporation .............................         297,900
    42,000       Dillard's, Inc. ..............................         804,720
    20,000       May Department Stores Company (b) ............         691,600
    17,000       Monsanto Company .............................         623,390
     1,600       Sears, Roebuck & Company .....................          68,736
     6,000       Whirlpool Corporation ........................         413,220
                                                                     ----------
                                                                      3,893,316
                                                                     ----------
                 CONSUMER STAPLES -- 6.0%
    18,000       Altria Group, Inc. ...........................         980,100
    36,000       Archer-Daniels-Midland Company ...............         607,320
    20,000       Kroger Company (The) (a) .....................         332,800
    33,900       SUPERVALU, Inc. ..............................       1,035,306
     9,500       Wal-Mart Stores, Inc. ........................         567,055
                                                                     ----------
                                                                      3,522,581
                                                                     ----------
                 ENERGY -- 2.6%
    14,000       Kerr-McGee Corporation .......................         721,000
    23,000       Marathon Oil Corporation .....................         774,410
                                                                     ----------
                                                                      1,495,410
                                                                     ----------
                 FINANCIALS -- 21.0%
    18,000       American Express Company .....................         933,300
    15,600       American International Group, Inc. ...........       1,113,060
    20,000       Bank of America Corporation ..................       1,619,600
    18,000       Bank One Corporation .........................         981,360
    30,000       Citigroup, Inc. ..............................       1,551,000
     7,000       Freddie Mac ..................................         413,420
     8,500       Jefferson Pilot Corporation ..................         467,585
    34,000       J.P. Morgan Chase & Company ..................       1,426,300
    24,000       Saint Paul Companies, Inc. ...................         960,240
    42,000       Travelers Property Casualty Corporation - Class B      725,340
    49,000       Unumprovident Corporation ....................         716,870
    28,000       Wachovia Corporation .........................       1,316,000
                                                                     ----------
                                                                     12,224,075
                                                                     ----------
                 HEALTHCARE -- 12.9%
     5,300       Anthem, Inc. (a) .............................         480,392
    17,000       Bristol-Myers Squibb Company .................         411,910
    16,300       Cardinal Health, Inc. ........................       1,123,070
    10,000       Cigna Corporation ............................         590,200
    27,500       HCA, Inc. ....................................       1,117,050
    23,000       Johnson & Johnson ............................       1,166,560
    18,000       Merck & Company, Inc. ........................         795,420
    32,000       Pfizer, Inc. .................................       1,121,600
    17,000       Watson Pharmaceuticals, Inc. (a) .............         727,430
                                                                     ----------
                                                                      7,533,632
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 69.6%(CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 9.0%
    75,000       Cendant Corporation ..........................    $  1,829,250
     6,800       FedEx Corporation ............................         511,088
    26,000       General Electric Company .....................         793,520
    20,000       Transocean, Inc. (a) .........................         557,800
    39,000       Tyco International Limited ...................       1,117,350
     7,000       Union Pacific Corporation ....................         418,740
                                                                     ----------
                                                                      5,227,748
                                                                     ----------
                 INFORMATION TECHNOLOGY -- 7.5%
     6,700       Agilent Technologies, Inc. (a) ...............         211,921
    14,400       Computer Sciences Corporation (a) ............         580,752
     8,100       Harris Corporation ...........................         392,121
    50,500       Hewlett-Packard Company ......................       1,153,420
    14,000       International Business Machines Corporation (b)      1,285,760
    30,000       Microsoft Corporation ........................         749,100
                                                                     ----------
                                                                      4,373,074
                                                                     ----------
                 MATERIALS -- 2.0%
    39,000       Engelhard Company ............................       1,165,710
                                                                     ----------

                 TELECOMMUNICATION SERVICES -- 1.9%
    31,000       Verizon Communications, Inc. .................       1,132,740
                                                                     ----------

                 TOTAL COMMON STOCKS (Cost $24,597,227) .......    $ 40,568,286
                                                                   ------------

================================================================================
   SHARES        EXCHANGE-TRADED FUNDS -- 0.6%                         VALUE
--------------------------------------------------------------------------------
     6,000       iShares Russell 1000 Value Index Fund
                  (Cost $336,300) ..............................   $    358,080
                                                                     ----------

================================================================================
PAR VALUE        U.S. GOVERNMENT AND AGENCY OBLIGATIONS-- 8.5%         VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY BILLS -- 0.9%
$  500,000        discount, due 4/1/2004 .......................   $    500,000
                                                                     ----------

                 U.S. TREASURY NOTES -- 6.0%
   500,000        2.125%, due 10/31/2004 ......................         503,164
 1,000,000        2.00%, due 11/30/2004 .......................       1,006,211
   500,000        1.625%, due 4/30/2005 .......................         502,402
   500,000        1.50%, due 7/31/2005 ........................         501,641
   500,000        2.00%, due 8/31/2005 ........................         504,961
   500,000        1.875%, due 1/31/2006 .......................         503,321
                                                                     ----------
                                                                      3,521,700
                                                                     ----------
                 FEDERAL HOME LOAN BANK -- 1.6%
   425,000        1.65%, due 12/30/2005 .......................         424,889
   500,000        4.14%, due 8/27/2008 ........................         506,202
                                                                     ----------
                                                                        931,091
                                                                     ----------

                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                  (Cost $4,947,122) ...........................    $  4,952,791
                                                                     ----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE        CORPORATE BONDS -- 12.7%                              VALUE
--------------------------------------------------------------------------------

                 FINANCE -- 7.0%
                 Allstate Corporation,
$  500,000        7.875%, due 5/1/2005 .........................   $    533,723
                 Aon Corporation,
   500,000        6.90%, due 7/1/2004 ..........................        506,345
                 Bankers Trust New York Corporation,
   750,000        7.375%, due 5/1/2008 .........................        869,328
                 CIT Group, Inc.,
   500,000        5.625%, due 5/17/2004 ........................        502,660
                 General Motors Acceptance Corporation,
   500,000        4.15%, due 2/7/2005 ..........................        509,515
                 Northern Trust Company,
 1,000,000        7.10%, due 8/1/2009 ..........................      1,180,935
                                                                     ----------
                                                                      4,102,506
                                                                     ----------
                 INDUSTRIAL -- 3.9%
                 Berkshire Hathaway, Inc.,
   500,000        9.75%, due 1/15/2018 .........................        514,490
                 Raychem Corporation,
 1,000,000        8.20%, due 10/15/2008 ........................      1,145,620
                 Ryder System, Inc.,
   560,000        6.60%, due 11/15/2005 ........................        597,020
                                                                     ----------
                                                                      2,257,130
                                                                     ----------
                 UTILITIES -- 1.8%
                 Ohio Power Company,
 1,000,000        6.75%, due 7/1/2004 ..........................      1,013,145
                                                                     ----------

                 TOTAL CORPORATE BONDS (Cost $6,812,801)........   $  7,372,781
                                                                     ----------

================================================================================
PAR VALUE        SHORT-TERM CORPORATE NOTES-- 8.4%                     VALUE
--------------------------------------------------------------------------------
$1,758,031       American Family Financial Services
                  Demand Note, 0.70% ...........................   $  1,758,031
 2,193,845       U.S. Bank N.A. Demand Note, 0.84% .............      2,193,845
   962,829       Wisconsin Corporate Central Credit Union
                  Variable Demand Note, 0.76% ..................        962,829
                                                                     ----------

                 TOTAL SHORT-TERM CORPORATE NOTES
                  (Cost $4,914,705) ............................   $  4,914,705
                                                                     ----------

                 TOTAL INVESTMENTS AT VALUE-- 99.8%
                  (Cost $41,608,155) ...........................   $ 58,166,643

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.2% ..        123,455
                                                                     ----------

                 NET ASSETS-- 100.0% ...........................   $ 58,290,098
                                                                     ----------


(a) Non-income producing security.

(b) Security covers a call option.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTION CONTRACTS
MARCH 31, 2004
================================================================================
 OPTION                                                     VALUE OF   PREMIUMS
CONTRACTS    COVERED CALL OPTIONS                            OPTIONS   RECEIVED
--------------------------------------------------------------------------------

             International Business Machines Corporation,
     15       7/17/2004 at $100 .........................  $  1,950  $   6,839
             May Department Stores Company,
     20       6/19/2004 at $32.5 ........................     6,400      5,140
                                                            -------    -------
                                                           $  8,350  $  11,979
                                                            =======    =======

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
================================================================================
                                                     FBP              FBP
                                                  CONTRARIAN       CONTRARIAN
                                                    EQUITY          BALANCED
                                                     FUND             FUND
--------------------------------------------------------------------------------
ASSETS
   Investments in securities:
     At acquisition cost .....................  $  34,753,225     $  41,608,155
                                                =============     =============

     At value (Note 1) .......................  $  50,372,183     $  58,166,643
   Dividends and interest receivable .........         86,143           260,592
   Receivable for capital shares sold ........          2,950             1,218
   Other assets ..............................          6,268             3,434
                                                -------------     -------------
     TOTAL ASSETS ............................     50,467,544        58,431,887
                                                -------------     -------------

LIABILITIES
   Distributions payable .......................        5,082            67,168
   Payable for capital shares redeemed .........           --            12,139
   Accrued investment advisory fees (Note 3) ...       29,640            34,394
   Accrued administration fees (Note 3) ........        5,800             6,500
   Other accrued expenses and liabilities ......       12,426            13,238
   Covered call options, at value (Notes 1 and 4)
    (premiums received $17,124 and $11,979,
     respectively) .............................       14,750             8,350
                                                -------------     -------------
     TOTAL LIABILITIES .........................       67,698           141,789
                                                -------------     -------------

NET ASSETS ...................................  $  50,399,846     $  58,290,098
                                                =============     =============


Net assets consist of:
   Paid-in capital ...........................  $  36,881,690     $  41,705,893
   Undistributed net investment income .......          1,471            22,088
   Accumulated net realized losses from
     security transactions ...................     (2,104,647)             --
   Net unrealized appreciation on investments      15,621,332        16,562,117
                                                -------------     -------------
Net assets ...................................  $  50,399,846     $  58,290,098
                                                =============     =============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) ............................      2,026,989         3,168,552
                                                =============     =============


Net asset value, offering price and redemption
   price per share (Note 1) ..................  $       24.86     $       18.40
                                                =============     =============



See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004
================================================================================
                                                     FBP              FBP
                                                  CONTRARIAN       CONTRARIAN
                                                    EQUITY          BALANCED
                                                     FUND             FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ..................................    $    11,426       $   652,758
   Dividends .................................        879,394           751,276
                                                -------------     -------------
     TOTAL INVESTMENT INCOME .................        890,820         1,404,034
                                                -------------     -------------

EXPENSES
   Investment advisory fees (Note 3) .........        317,596           370,482
   Administration fees (Note 3) ..............         63,327            71,352
   Professional fees .........................         15,341            16,087
   Postage and supplies ......................         15,778            10,836
   Trustees' fees and expenses ...............         12,252            12,252
   Custodian fees ............................         11,466             8,917
   Registration fees .........................         10,981             7,357
   Insurance expense .........................          4,396             4,100
   Printing of shareholder reports ...........          4,661             2,893
   Other expenses ............................          7,934            14,275
                                                -------------     -------------
     TOTAL EXPENSES ..........................        463,732           518,551
                                                -------------     -------------

NET INVESTMENT INCOME ........................        427,088           885,483
                                                -------------     -------------

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS
   Net realized gains on security transactions        481,741         2,283,392
   Net realized gains on option contracts written      31,445            25,799
   Net change in unrealized appreciation/
     depreciation on investments .............     16,444,665        11,381,122
                                                -------------     -------------

NET REALIZED AND UNREALIZED GAINS
   ON INVESTMENTS ............................     16,957,851        13,690,313
                                                -------------     -------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...........................  $  17,384,939     $  14,575,796
                                                -------------     -------------


See accompanying notes to financial statements.



THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                   FBP CONTRARIAN                FBP CONTRARIAN
                                                     EQUITY FUND                  BALANCED FUND
                                              ---------------------------------------------------------
                                                 YEAR          YEAR            YEAR          YEAR
                                                 ENDED         ENDED           ENDED         ENDED
                                                MARCH 31,     MARCH 31,       MARCH 31,     MARCH 31,
                                                  2004          2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $    427,088   $    580,344    $    885,483   $  1,089,506
   Net realized gains (losses) on:
     Security transactions ..............        481,741     (2,365,361)      2,283,392       (710,015)
     Option contracts written ...........         31,445        100,944          25,799         70,053
   Net change in unrealized appreciation/
     depreciation on investments ........     16,444,665    (15,708,256)     11,381,122     (9,024,208)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................     17,384,939    (17,392,329)     14,575,796     (8,574,664)
                                            ------------   ------------    ------------   ------------
DISTRIBUTIONS TO
SHAREHOLDERS
   From net investment income ...........       (430,868)      (580,586)       (928,333)    (1,128,186)
   From realized capital gains on
     security transactions ..............           --             --        (1,622,673)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from
   distributions to shareholders ........       (430,868)      (580,586)     (2,551,006)    (1,128,186)
                                            ------------   ------------    ------------   ------------
FROM CAPITAL
SHARE TRANSACTIONS
   Proceeds from shares sold ............      5,760,919     19,331,027       3,896,859      3,084,060
   Net asset value of shares issued in
     reinvestment of distributions
     to shareholders ....................        415,384        447,881       2,418,581      1,037,813
   Payments for shares redeemed .........    (21,282,657)   (15,910,461)     (4,383,424)    (2,894,644)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from capital share transactions ......    (15,106,354)     3,868,447       1,932,016      1,227,229
                                            ------------   ------------    ------------   ------------
TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................      1,847,717    (14,104,468)     13,956,806     (8,475,621)

NET ASSETS
   Beginning of year ....................     48,552,129     62,656,597      44,333,292     52,808,913
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 50,399,846   $ 48,552,129    $ 58,290,098   $ 44,333,292
                                            ============   ============    ============   ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ....................   $      1,471   $      5,251    $     22,088   $     20,407
                                            ============   ============    ============   ============

CAPITAL SHARE ACTIVITY
   Sold .................................        259,761      1,001,736         219,592        199,584
   Reinvested ...........................         18,252         24,745         133,936         69,712
   Redeemed .............................     (1,086,855)      (846,273)       (251,559)      (189,091)
                                            ------------   ------------    ------------   ------------
   Net increase (decrease) in
     shares outstanding .................      (808,842)        180,208         101,969         80,205
   Shares outstanding at beginning of year     2,835,831      2,655,623       3,066,583      2,986,378
                                            ------------   ------------    ------------   ------------
   Shares outstanding at end of year ....      2,026,989      2,835,831       3,168,552      3,066,583
                                            ============   ============    ============   ============

See accompanying notes to financial statements.


FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------
                                                    2004         2003        2002       2001       2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........    $  17.12     $  23.59    $  21.78   $  20.82   $  22.57
                                                 --------     --------    --------   --------   --------

Income (loss) from investment operations:
   Net investment income ....................        0.22         0.20        0.18       0.25       0.18
   Net realized and unrealized gains (losses)
     on investments .........................        7.74        (6.47)       1.81       1.22      (1.38)
                                                 --------     --------    --------   --------   --------
Total from investment operations ............        7.96        (6.27)       1.99       1.47      (1.20)
                                                 --------     --------    --------   --------   --------

Less distributions:
   Dividends from net investment income .....       (0.22)       (0.20)      (0.18)     (0.25)     (0.18)
   Distributions from net realized gains ....          --           --          --      (0.26)     (0.37)
                                                 --------     --------    --------   --------   --------
Total distributions .........................       (0.22)       (0.20)      (0.18)     (0.51)     (0.55)
                                                 --------     --------    --------   --------   --------

Net asset value at end of year ..............   $   24.86    $   17.12   $   23.59  $   21.78  $   20.82
                                                =========    =========   =========  =========  =========


Total return (a) ............................       46.60%      (26.61%)      9.19%      7.17%     (5.40%)
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  50,400    $  48,552   $  62,657  $  54,950  $  55,791
                                                =========    =========   =========  =========  =========


Ratio of expenses to average net assets .....        1.02%        1.00%       0.97%      0.98%      1.04%

Ratio of net investment income to
   average net assets .......................        0.94%        1.06%       0.80%      1.18%      0.83%

Portfolio turnover rate .....................          19%          12%         15%        26%        20%

(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.

See accompanying notes to financial statements.



FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                 --------------------------------------------------------
                                                    2004         2003        2002       2001       2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........   $   14.46    $   17.68   $   17.26  $   17.70  $   19.36
                                                 --------     --------    --------   --------   --------

Income (loss) from investment operations:
   Net investment income ....................        0.29         0.36        0.39       0.44       0.40
   Net realized and unrealized gains (losses)
     on investments .........................        4.49        (3.21)       0.92       0.81      (0.74)
                                                 --------     --------    --------   --------   --------
Total from investment operations ............        4.78        (2.85)       1.31       1.25      (0.34)
                                                 --------     --------    --------   --------   --------

Less distributions:
   Dividends from net investment income .....       (0.31)       (0.37)      (0.39)     (0.44)     (0.40)
   Distributions from net realized gains ....       (0.53)          --       (0.50)     (1.25)     (0.92)
                                                 --------     --------    --------   --------   --------
Total distributions .........................       (0.84)       (0.37)      (0.89)     (1.69)     (1.32)
                                                 --------     --------    --------   --------   --------

Net asset value at end of year ..............   $   18.40    $   14.46   $   17.68  $   17.26  $   17.70
                                                 ========     ========    ========   ========   ========


Total return (a) ............................       33.19%      (16.16%)      7.73%      7.34%     (1.87%)
                                                 ========     ========    ========   ========   ========


Net assets at end of year (000's) ...........   $  58,290    $  44,333   $  52,809  $  50,096  $  59,673
                                                 ========     ========    ========   ========   ========


Ratio of expenses to average net assets .....        0.98%        1.00%       0.98%      0.99%      1.02%

Ratio of net investment income to
   average net assets .......................        1.68%        2.31%      2.20%(b)    2.43%      2.11%

Portfolio turnover rate .....................          21%          21%         20%        13%        31%

(a) Total return is a measure of the per-share change in the total value of the Fund, including distributions paid, from the beginning to the end of the specified time period.

(b) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities as adjustments to interest income. Had the Fund not adopted these new provisions, the ratio of net investment income to average net assets would have been 2.17% at March 31, 2002. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the years ended March 31, 2004 and March 31, 2003 are as follows:

-------------------------------------------------------------------------------------------------------
                                             Year        Ordinary      Long-Term           Total
                                             Ended        Income       Capital Gains    Distributions
-------------------------------------------------------------------------------------------------------
FBP Contrarian Equity Fund .............    3/31/04    $  430,868       $        --     $    430,868
                                            3/31/03    $  580,586       $        --     $    580,586
-------------------------------------------------------------------------------------------------------
FBP Contrarian Balanced Fund ...........    3/31/04    $ 1,044,192      $ 1,506,814     $  2,551,006
                                            3/31/03    $ 1,128,186      $        --     $  1,128,186
-------------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses - Common expenses of the Trust are allocated among the funds of the Trust which may be based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

--------------------------------------------------------------------------------
                                             FBP CONTRARIAN     FBP CONTRARIAN
                                               EQUITY FUND       BALANCED FUND
--------------------------------------------------------------------------------
Cost of portfolio investments and options      $  34,736,101      $  41,580,021
                                               =============      =============

Gross unrealized appreciation ................ $  16,317,948      $  17,159,592
Gross unrealized depreciation ................      (696,616)          (581,320)
                                               -------------      -------------
Net unrealized appreciation .................. $  15,621,332      $  16,578,272
Undistributed ordinary income ................         6,553             33,855
Undistributed long-term gains ................          --               39,246
Capital loss carryforwards ...................    (2,104,647)              --
Other temporary differences ..................        (5,082)           (67,168)
                                               -------------      -------------
Total distributable earnings ................. $  13,518,156      $  16,584,205
                                               =============      =============
--------------------------------------------------------------------------------

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the FBP Contrarian Balanced Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2004, the FBP Contrarian Balanced Fund utilized capital loss carryforwards of $356,837 to offset current year realized gains.

As of March 31, 2004, the FBP Contrarian Equity Fund had the following capital loss carryforward for federal income tax purposes:

--------------------------------------------------------------------------------
                                                                  EXPIRES
                                                AMOUNT            MARCH 31,
--------------------------------------------------------------------------------
 FBP Contrarian Equity Fund                 $     353,416           2010
                                                1,392,869           2011
                                                  358,362           2012
                                            -------------
                                            $   2,104,647
                                            =============
--------------------------------------------------------------------------------

This capital loss carryforward may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $8,309,665 and $25,732,696, respectively, for the FBP Contrarian Equity Fund and $6,714,853 and $11,574,256, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT   ADVISORY   AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 2004 is as follows:

                                                     FBP CONTRARIAN          FBP CONTRARIAN
                                                       EQUITY FUND            BALANCED FUND
                                               --------------------------------------------------
                                                 OPTION        OPTION      OPTION       OPTION
                                                CONTRACTS     PREMIUMS    CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ....        100     $  25,498          80     $ 19,851
Options written .............................        190        77,084         185       80,017
Options exercised ...........................      ( 135)     ( 54,013)      ( 150)    ( 62,090)
Options expired .............................      ( 100)     ( 31,445)       ( 80)    ( 25,799)
                                                ---------     ---------   ---------    ---------
Options outstanding at end of year ..........         55     $  17,124          35     $ 11,979
                                                =========     =========   =========    =========
-------------------------------------------------------------------------------------------------

5.   CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                /s/ Ernst & Young LLP
Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                             POSITION HELD      LENGTH OF
  TRUSTEE                    ADDRESS                              AGE        WITH THE TRUST     TIME SERVED
---------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.    931 Broad Street Road,               67         Chairman and       Since
                             Manakin-Sabot, VA                               Trustee            June 1991
---------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III    1802 Bayberry Court, Suite 400       67         Trustee            Since
                             Richmond, VA                                                       September 1988
---------------------------------------------------------------------------------------------------------------
*John T. Bruce               800 Main Street                      50         President and      Since
                             Lynchburg, VA                                   Trustee            September 1988
---------------------------------------------------------------------------------------------------------------
 J. Finley Lee               200 Westminster Drive                64         Trustee            Since
                             Chapel  Hill,  NC                                                  September 1988
---------------------------------------------------------------------------------------------------------------
*Richard Mitchell            150 Government Street                54         Trustee            Since
                             Mobile, AL                                                         June 1991
---------------------------------------------------------------------------------------------------------------
Richard L. Morrill           University of Richmond               64         Trustee            Since
                             Richmond, VA                                                       March 1993
---------------------------------------------------------------------------------------------------------------
Harris V. Morrissette        100 Jacintoport Boulevard            44         Trustee            Since
                             Saraland, AL                                                       March 1993
---------------------------------------------------------------------------------------------------------------
Erwin H. Will, Jr.           47 Willway Avenue                    71         Trustee            Since
                             Richmond, VA                                                       July 1997
---------------------------------------------------------------------------------------------------------------
Samuel B. Witt III           2300 Clarendon Boulevard, Suite 407  68         Trustee            Since
                             Arlington, VA                                                      November 1988
---------------------------------------------------------------------------------------------------------------
John P. Flippin              800 Main Street                      62         Vice President     Since
                             Lynchburg, VA                                                      September 1988
---------------------------------------------------------------------------------------------------------------
R. Gregory Porter III        800 Main Street                      62         Vice President     Since
                             Lynchburg, VA                                                      September 1988
---------------------------------------------------------------------------------------------------------------
Robert G. Dorsey             135 Merchant Street, Suite 230       47         Vice President     Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------
Mark J. Seger                135 Merchant Street, Suite 230       42         Treasurer          Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------
John F. Splain               135 Merchant Street, Suite 230       47         Secretary          Since
                             Cincinnati, OH                                                     November 2000
---------------------------------------------------------------------------------------------------------------

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
John T. Bruce is a Principal of the Adviser.

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

John M. Flippin is a Principal of the Adviser.

R. Gregory Porter III is a Principal of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2004. For the fiscal year ended March 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund intend to designate up to a maximum amount of $430,868 and $1,044,192, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% and 80% of the dividends paid from ordinary income by the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, respectively, qualified for the dividends received deduction for corporations. As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

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








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


================================================================================


                                      THE

[GRAPHIC OMITTED]           FLIPPIN, BRUCE & PORTER

                                     FUNDS



                        -------------------------------


INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpinc.com

ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

CUSTODIAN
US Bank
425 Walnut Street
Cincinnati, Ohio  45202

INDEPENDENT AUDITORS
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John T. Bruce, President
  and Portfolio Manager
John M. Flippin, Vice President
R. Gregory Porter, III,
  Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the Securities and Exchange Commission's website at http://www.sec.gov.


================================================================================

================================================================================



                                       THE
                                    JAMESTOWN
                                      FUNDS

                                  NO-LOAD FUNDS


                           THE JAMESTOWN BALANCED FUND
                            THE JAMESTOWN EQUITY FUND
                     THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                     THE JAMESTOWN INTERNATIONAL EQUITY FUND




                                  ANNUAL REPORT


                                 MARCH 31, 2004



                               Investment Advisor
                       LOWE, BROCKENBROUGH & COMPANY, INC.
                               RICHMOND, VIRGINIA




================================================================================

LETTER TO SHAREHOLDERS                                              MAY 14, 2004
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited Annual Report of The Jamestown Funds for the fiscal year ended March 31, 2004.

THE  JAMESTOWN  BALANCED  FUND
For the fiscal year ending March 31, 2004, The Jamestown Balanced Fund had a return of 20.3% compared to the Lipper Balanced Fund Index of 25.1%. The Lehman Intermediate Bond Index rose 5.3% as interest rates fell over the twelve-month period. The S&P 500 Index enjoyed strong performance with a return of 35.1% during the year. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity and fixed income markets were generally led higher by lower quality securities.

The Jamestown Balanced Fund focuses on higher quality equity and fixed income securities, and this hurt relative performance for the year. The equity portion of the Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities and higher quality fixed income investments owned by the Fund. We believe equities can deliver returns more in line with the lower level of earnings growth that we envision over the next year. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. This will lead interest rates to higher levels pressuring returns from fixed income. Accordingly, at the end of March 2004, The Jamestown Balanced Fund had .2% in cash, 30.1% in fixed income, and 69.6% in equities. The fixed income portion of the Fund continues to maintain a duration below that of the Lehman Intermediate Bond Index.

In the past year, this shorter duration hurt performance of the Fund relative to the Index as rates continued to move down. The Fund is overweighted in mortgages and agency securities at the expense of Treasuries. The equity portion of the Fund is overweighted in the Information Technology and Industrial sectors, as we believe that capital spending will remain strong through the end of 2004. Our technology holdings are a blend of more traditional, cyclical companies and more stable service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. Industrial companies are beginning to see a broadbased pick-up across their business lines and are beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Balanced Fund returned 1.2% on an annualized basis for the five years ending March 31, 2004, compared to a return of 3.1% for the Lipper Balanced Index. For the ten-year period, the Fund generated a return of 8.7% versus 8.9% for the Lipper Balanced Index.

The total assets of your fund were almost $64 million as of March 31, 2004.

THE JAMESTOWN EQUITY FUND
For the fiscal year ending March 31, 2004, The Jamestown Equity Fund had a return of 30.1% compared to 35.1% for the S&P 500 Index and 30.1% for the Lipper Large Cap Core Index. The equity market rebound began just before the initial stages of the conflict in Iraq in March 2003. The economy also performed well over the past twelve months and corporate profits were up strongly after falling for the previous three years. Interest rates stayed low as inflation was moderate, and the Federal Reserve kept the Federal Funds rate at very low levels to allow the economy to gather strength coming out of the recession. Investors shed their aversion for risk, and the equity markets were generally led higher by lower quality securities.

The Jamestown Equity Fund focuses on higher quality securities and this hurt performance relative to the S&P 500 for the year. The Fund focuses on large and mid-capitalization companies, which underperformed the smaller more cyclical issues in the market place. Earnings growth should continue to be positive in the upcoming year. However, the rate of growth is expected to be slower. This is an environment that has historically favored larger, higher quality equities owned by the Fund.

The performance of the Fund was helped by good sector selection in the past twelve months. The primary benefit came from not owning any Communication Services companies as this sector significantly underperformed the market. While we were slightly overweighted in the Information Technology sector, the Fund was hurt by stock selection primarily in this sector as the market migrated to the most aggressive companies coming out of the economic downturn. The Fund continues to be overweighted in the Information Technology sector. However, we are maintaining a balance between more cyclical companies and stable, service-oriented companies that are reasonably valued and less dependent on an increase in capital spending. The Fund is also overweighted in Industrial companies as they are experiencing a broadbased pick-up across their business lines. These companies are also beginning to see some pricing power that has been absent since the late 1990s. We currently have no holdings in Communication Services and Utilities as we find it difficult to identify companies that can grow at above-average rates. Additionally, we are underweighted in the Finance and Consumer Staples sectors.

The Jamestown Equity Fund returned -1.6% on an annualized basis for the five years ending March 31, 2004, compared to a return of -1.7% for the Lipper Large Cap Core Index. For the ten-year period, the fund generated a return of 9.1% versus 9.8% for the Lipper Large Cap Core Index.

The total assets of your fund were $50.2 million as of March 31, 2004.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
For the fiscal year ended March 31, 2004, The Jamestown Tax Exempt Virginia Fund had a total return of 3.61% compared to 4.53% for the Lipper Intermediate Municipal Fund Index. The Lehman Municipal Bond Index rose 5.86% as interest rates declined and the yield curve remained steep over the twelve-month period. As of March 31, 2004, The Jamestown Tax Exempt Virginia Fund had an average effective maturity of 5.0 years and a current yield of 2.88%, which produced a tax equivalent yield of 4.43% (assuming a maximum 35.0% federal tax rate).

We continue to maintain a defensive posture, given our expectations for higher interest rates. The Federal Reserve is likely to begin raising interest rates in the near future in response to faster economic growth and a moderate increase in inflation. The Jamestown Tax Exempt Virginia Fund continues to maintain a duration well below that of the Lehman Municipal Bond Index. During the past fiscal year, this shorter duration hurt the performance of the Fund relative to the Index as interest rates continued to move lower.

The Jamestown Tax Exempt Virginia Fund returned 4.73% on an annualized basis for the five years ended March 31, 2004, versus 5.02% for the Lipper Intermediate Municipal Fund Index. For the ten-year period, The Jamestown Tax Exempt Virginia Fund generated an annualized return of 5.29%, as compared to the 5.55% return for the Lipper Intermediate Municipal Fund Index.

The total assets of The Jamestown Tax Exempt Virginia Fund were $33.6 million as of March 31, 2004.

THE JAMESTOWN  INTERNATIONAL EQUITY FUND
For the year ending March 31, 2004, The Jamestown International Equity Fund had a return of 50.2% versus 57.5% for the EAFE Index. International equities performed very strongly in the recovery beginning in March 2003. International equity returns were also helped by the falling US dollar during the year.
Emerging markets delivered the best returns as investors became less risk averse. The Morgan Stanley Emerging Markets Index was up 77.4% during the past twelve months and the Fund's exposure helped performance. The Fund was hurt during the year by Oechsle International Advisors' focus on investing in growth-oriented securities, which lagged their value counterparts in the past twelve months. International equities, in general, and growth equities in particular, are now trading at attractive relative valuations. During the past twelve months, the EAFE Value Index rose 66.9% and the EAFE Growth Index increased 49.6%.

Global economies appear to be moving from a recovery phase to synchronized expansion. The Japanese economy, boosted by strong export growth to China and improving domestic demand, is experiencing the first sustainable improvements in wages and employment in years. Oechsle has the portfolio positioned for better global economic growth with a significant overweight in the Consumer Discretionary sector. Consumers in the U.S. were very resilient during the recent economic downturn. However, consumers in many international economies pulled back on their spending levels, and Oechsle believes that there is some pent-up demand as these consumers gain more confidence in the recovery. The Fund has 42.2% invested in Continental Europe, 17.5% in the United Kingdom, 22.5% in Japan, 4.9% in the Pacific Basin outside of Japan, and 10.8% in emerging markets.

The Jamestown International Equity Fund returned -3.1% on an annualized basis for the five years ending March 31, 2004 compared to a return of 0.5% for the EAFE Index. Since inception (April 16, 1996), the Fund generated a return of 2.5% versus 3.5% for the EAFE Index.

The total assets of your fund were $21.2 million as of March 31, 2004.

Thank you for your continued confidence in The Jamestown Funds.

                                    Sincerely,

                                    /s/ Charles M. Caravati III

                                    Charles M. Caravati, III, CFA
                                    President
                                    Jamestown Balanced Fund
                                    Jamestown Equity Fund
                                    Jamestown International Equity Fund


                                    /s/ Beth Ann Gustafson

                                    Beth Ann Gustafson, CFA
                                    President
                                    Jamestown Tax Exempt Virginia Fund

                                      THE JAMESTOWN BALANCED FUND
                                      ---------------------------

               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
              BALANCED FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                          THE JAMESTOWN BALANCED FUND:
              ----------------------------                          ----------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -1.58%          10,000
       06/30/94           0.42%          10,042              06/30/94         0.91%          10,091
       09/30/94           4.88%          10,532              09/30/94         1.64%          10,256
       12/31/94          -0.02%          10,530              12/31/94        -0.83%          10,171
       03/31/95           9.74%          11,556              03/31/95         8.67%          11,053
       06/30/95           9.55%          12,659              06/30/95         7.60%          11,893
       09/30/95           7.95%          13,665              09/30/95         5.50%          12,547
       12/31/95           6.02%          14,488              12/31/95         4.75%          13,143
       03/31/96           5.37%          15,265              03/31/96         3.27%          13,573
       06/30/96           4.49%          15,950              06/30/96         3.05%          13,987
       09/30/96           3.09%          16,443              09/30/96         2.41%          14,324
       12/31/96           8.34%          17,814              12/31/96         6.21%          15,214
       03/31/97           2.68%          18,291              03/31/97         0.18%          15,241
       06/30/97          17.46%          21,485              06/30/97        11.31%          16,965
       09/30/97           7.49%          23,094              09/30/97         4.97%          17,808
       12/31/97           2.87%          23,757              12/31/97         2.43%          18,241
       03/31/98          13.95%          27,071              03/31/98        10.65%          20,184
       06/30/98           3.30%          27,965              06/30/98         0.53%          20,290
       09/30/98          -9.95%          25,183              09/30/98        -8.80%          18,505
       12/31/98          21.30%          30,547              12/31/98        16.58%          21,573
       03/31/99           4.98%          32,069              03/31/99         0.63%          21,709
       06/30/99           7.05%          34,329              06/30/99         3.09%          22,380
       09/30/99          -6.24%          32,186              09/30/99        -2.84%          21,744
       12/31/99          14.88%          36,974              12/31/99        10.59%          24,047
       03/31/00           2.29%          37,822              03/31/00         4.63%          25,160
       06/30/00          -2.66%          36,816              06/30/00         1.38%          25,507
       09/30/00          -0.97%          36,460              09/30/00        -2.92%          24,763
       12/31/01          -7.81%          33,612              12/31/00        -2.06%          24,253
       03/31/01         -11.86%          29,626              03/31/01        -9.38%          21,978
       06/30/01           5.85%          31,360              06/30/01         1.00%          22,197
       09/30/01         -14.68%          26,756              09/30/01        -9.49%          20,091
       12/31/01          10.69%          29,615              12/31/01         7.10%          21,517
       03/31/02           0.27%          29,696              03/31/02        -1.15%          21,270
       06/30/02         -13.40%          25,717              06/30/02        -4.44%          20,325
       09/30/02         -17.28%          21,273              09/30/02        -7.39%          18,823
       12/31/02           8.44%          23,069              12/31/02         2.41%          19,277
       03/31/03          -3.15%          22,342              03/31/03        -0.76%          19,131
       06/30/03          15.39%          25,781              06/30/03         9.23%          20,896
       09/30/03           2.65%          26,463              09/30/03         0.60%          21,022
       12/31/03          12.18%          29,686              12/31/03         6.76%          22,443
       03/31/04           1.69%          30,188              03/31/04         2.54%          23,013


                 CONSUMER PRICE INDEX:
                 ---------------------

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                       Average  Annual  Total  Returns(a)
                                        (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Balanced Fund             20.29%         1.17%         8.69%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                         THE JAMESTOWN EQUITY FUND
                                         -------------------------


               COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
               EQUITY FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                             THE JAMESTOWN EQUITY FUND:
              ----------------------------                             --------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -3.79%          10,000              03/31/94        -0.82%          10,000
       06/30/94           0.42%          10,042              06/30/94         1.64%          10,164
       09/30/94           4.88%          10,532              09/30/94         1.70%          10,336
       12/31/94          -0.02%          10,530              12/31/94        -1.35%          10,196
       03/31/95           9.74%          11,556              03/31/95        10.17%          11,233
       06/30/95           9.55%          12,659              06/30/95         8.46%          12,183
       09/30/95           7.95%          13,665              09/30/95         6.80%          13,011
       12/31/95           6.02%          14,488              12/31/95         5.22%          13,690
       03/31/96           5.37%          15,265              03/31/96         5.03%          14,378
       06/30/96           4.49%          15,950              06/30/96         4.05%          14,960
       09/30/96           3.09%          16,443              09/30/96         2.74%          15,371
       12/31/96           8.34%          17,814              12/31/96         7.83%          16,574
       03/31/97           2.68%          18,291              03/31/97         0.00%          16,574
       06/30/97          17.46%          21,485              06/30/97        15.33%          19,114
       09/30/97           7.49%          23,094              09/30/97         5.99%          20,259
       12/31/97           2.87%          23,757              12/31/97         2.70%          20,805
       03/31/98          13.95%          27,071              03/31/98        14.51%          23,823
       06/30/98           3.30%          27,965              06/30/98        -0.15%          23,788
       09/30/98          -9.95%          25,183              09/30/98       -14.56%          20,325
       12/31/98          21.30%          30,547              12/31/98        26.90%          25,792
       03/31/99           4.98%          32,069              03/31/99         0.06%          25,807
       06/30/99           7.05%          34,329              06/30/99         5.45%          27,213
       09/30/99          -6.24%          32,186              09/30/99        -4.62%          25,955
       12/31/99          14.88%          36,974              12/31/99        15.92%          30,087
       03/31/00           2.29%          37,822              03/31/00         6.39%          32,011
       06/30/00          -2.66%          36,816              06/30/00         1.65%          32,540
       09/30/00          -0.97%          36,460              09/30/00        -5.56%          30,731
       12/31/00          -7.81%          33,612              12/31/01        -3.78%          29,571
       03/31/01         -11.86%          29,626              03/31/01       -15.01%          25,131
       06/30/01           5.85%          31,360              06/30/01         1.35%          25,471
       09/30/01         -14.68%          26,756              09/30/01       -16.33%          21,312
       12/31/01          10.69%          29,615              12/31/01        11.31%          23,723
       03/31/02           0.27%          29,696              03/31/02        -1.92%          23,267
       06/30/02         -13.40%          25,717              06/30/02        -8.48%          21,295
       09/30/02         -17.28%          21,273              09/30/02       -14.65%          18,174
       12/31/02           8.44%          23,069              12/31/02         3.25%          18,766
       03/31/03          -3.15%          22,342              03/31/03        -2.22%          18,348
       06/30/03          15.39%          25,781              06/30/03        13.61%          20,846
       09/30/03           2.65%          26,463              09/30/03         0.79%          21,011
       12/31/03          12.18%          29,686              12/31/03        10.45%          23,208
       03/31/04           1.69%          30,188              03/31/04         2.86%          23,871

                CONSUMER PRICE INDEX:

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/00           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/04          -0.05%          12,589
       03/31/04           0.92%          12,705


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                        Average  Annual  Total  Returns(a)
                                         (for years ended March 31, 2004)

                                       1 YEAR        5 YEARS       10 YEARS

The Jamestown Equity Fund               30.10%        (1.55%)        9.09%

Standard & Poor's 500 Index             35.12%        (1.20%)       11.68%

Consumer Price Index                     1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                    THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
                                    --------------------------------------

                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
           THE JAMESTOWN TAX EXEMPT VIRGINIA FUND, THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX
                                    AND THE LEHMAN MUNICIPAL BOND INDEX


[GRAPHIC OMITTED]


              LEHMAN MUNICIPAL BOND INDEX:                 THE JAMESTOWN TAX EXEMPT VIRGINIA FUND:
              ----------------------------                 --------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       03/31/94          -5.49%          10,000              03/31/94        -4.35%          10,000
       06/30/94           1.11%          10,111              06/30/94         0.79%          10,079
       09/30/94           0.68%          10,180              09/30/94         0.72%          10,152
       12/31/94          -1.44%          10,034              12/31/94        -0.80%          10,071
       03/31/95           7.07%          10,743              03/31/95         4.73%          10,547
       06/30/95           2.41%          11,002              06/30/95         2.21%          10,781
       09/30/95           2.87%          11,318              09/30/95         1.98%          10,994
       12/31/95           4.13%          11,785              12/31/95         2.78%          11,300
       03/31/96          -1.20%          11,644              03/31/96        -0.59%          11,233
       06/30/96           0.76%          11,732              06/30/96         0.63%          11,304
       09/30/96           2.29%          12,001              09/30/96         1.65%          11,490
       12/31/96           2.55%          12,307              12/31/96         2.15%          11,738
       03/31/97          -0.24%          12,277              03/31/97        -0.10%          11,726
       06/30/97           3.44%          12,700              06/30/97         2.69%          12,042
       09/30/97           3.02%          13,083              09/30/97         2.12%          12,297
       12/31/97           2.71%          13,438              12/31/97         2.20%          12,567
       03/31/98           1.15%          13,592              03/31/98         0.78%          12,665
       06/30/98           1.52%          13,799              06/30/98         1.18%          12,814
       09/30/98           3.07%          14,223              09/30/98         2.95%          13,192
       12/31/98           0.60%          14,308              12/31/98         0.41%          13,247
       03/31/99           0.89%          14,435              03/31/99         0.32%          13,288
       06/30/99          -1.77%          14,180              06/30/99        -1.54%          13,084
       09/30/99          -0.40%          14,123              09/30/99        -0.06%          13,077
       12/31/99          -0.78%          14,013              12/31/99        -0.46%          13,016
       03/31/00           2.92%          14,422              03/31/00         2.14%          13,294
       06/30/00           1.51%          14,640              06/30/00         1.11%          13,442
       09/30/00           2.42%          14,994              09/30/00         2.02%          13,714
       12/31/00           4.37%          15,649              12/31/00         3.44%          14,185
       03/31/01           2.23%          15,998              03/31/01         2.12%          14,486
       06/30/01           0.66%          16,104              06/30/01         0.47%          14,555
       09/30/01           2.80%          16,555              09/30/01         2.29%          14,889
       12/31/01          -0.61%          16,454              12/31/01        -0.49%          14,816
       03/31/02           0.94%          16,609              03/31/02         0.77%          14,930
       06/30/02           3.66%          17,216              06/30/02         3.14%          15,398
       09/30/02           4.75%          18,034              09/30/02         4.15%          16,037
       12/31/02          -0.07%          18,022              12/31/02         0.09%          16,051
       03/31/03           1.21%          18,239              03/31/03         0.68%          16,161
       06/30/03           2.57%          18,708              06/30/03         2.03%          16,489
       09/30/03           0.08%          18,723              09/30/03        -0.09%          16,474
       12/31/03           1.37%          18,979              12/31/03         0.66%          16,583
       03/31/04           1.73%          19,308              03/31/04         0.97%          16,743



    LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
    ----------------------------------------
                       QTRLY
         DATE          RETURN       BALANCE
         ----          ------       -------
       03/31/94       -3.89%         10,000
       06/30/94        0.92%         10,092
       09/30/94        0.59%         10,152
       12/31/94       -1.12%         10,038
       03/31/95        4.98%         10,538
       06/30/95        2.25%         10,774
       09/30/95        2.40%         11,033
       12/31/95        2.68%         11,329
       03/31/96       -0.54%         11,267
       06/30/96        0.44%         11,317
       09/30/96        1.83%         11,525
       12/31/96        2.20%         11,779
       03/31/97       -0.02%         11,776
       06/30/97        2.64%         12,088
       09/30/97        2.45%         12,384
       12/31/97        2.16%         12,651
       03/31/98        0.96%         12,772
       06/30/98        1.22%         12,928
       09/30/98        2.78%         13,286
       12/31/98        0.57%         13,362
       03/31/99        0.56%         13,436
       06/30/99       -1.67%         13,211
       09/30/99        0.06%         13,220
       12/31/99       -0.31%         13,178
       03/31/00        1.76%         13,411
      6/30/2000        1.21%         13,573
       09/30/00        2.09%         13,857
       12/31/00        3.35%         14,321
       03/31/01        2.26%         14,645
       06/30/01        0.74%         14,753
       09/30/01        2.59%         15,135
       12/31/01       -0.84%         15,008
       03/31/02        0.72%         15,116
       06/30/02        3.54%         15,651
       09/30/02        3.87%         16,257
       12/31/02        0.02%         16,261
       03/31/03        0.99%         16,421
       06/30/03        2.20%         16,782
       09/30/03        0.20%         16,816
       12/31/03        0.91%         16,969
       03/31/04        1.16%         17,166

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                           Average  Annual  Total  Returns(a)
                                            (for years ended March 31, 2004)

                                           1 YEAR        5 YEARS       10 YEARS

The Jamestown Tax Exempt Virginia Fund      3.61%          4.73%         5.29%

Lipper Intermediate Municipal Fund Index    4.53%          5.02%         5.55%

Lehman Municipal Bond Index                 5.86%          5.99%         6.80%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


                             JAMESTOWN INTERNATIONAL EQUITY FUND
                             -----------------------------------

          COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE JAMESTOWN
INTERNATIONAL EQUITY FUND AND THE MORGAN STANLEY EUROPE, AUSTRALIA AND FAR EAST INDEX (EAFE INDEX)


[GRAPHIC OMITTED]


            MORGAN STANLEY EUROPE, AUSTRALIA
            AND FAR EAST INDEX (EAFE INDEX):               THE JAMESTOWN INTERNATIONAL EQUITY FUND:
            ------------------------------                 ---------------------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       04/30/96                          10,000              04/16/96                        10,000
       06/30/96          -1.29%           9,871              06/30/96        -1.80%           9,820
       09/30/96          -0.12%           9,859              09/30/96        -2.86%           9,539
       12/31/96           1.59%          10,016              12/31/96         2.41%           9,769
       03/31/97          -1.56%           9,860              03/31/97         0.83%           9,850
       06/30/97          12.97%          11,138              06/30/97        15.80%          11,407
       09/30/97          -0.71%          11,059              09/30/97         4.32%          11,899
       12/31/97          -7.83%          10,193              12/31/97        -7.69%          10,984
       03/31/98          14.71%          11,693              03/31/98        16.28%          12,773
       06/30/98           1.06%          11,817              06/30/98         4.68%          13,370
       09/30/98         -14.21%          10,138              09/30/98       -13.79%          11,527
       12/31/98          20.66%          12,232              12/31/98        18.11%          13,615
       03/31/99           1.39%          12,402              03/31/99         1.94%          13,879
       06/30/99           2.54%          12,717              06/30/99         4.40%          14,490
       09/30/99           4.40%          13,277              09/30/99         6.04%          15,366
       12/31/99          16.99%          15,532              12/31/99        23.70%          19,008
       03/31/00          -0.10%          15,517              03/31/00         1.75%          19,341
       06/30/00          -3.96%          14,902              06/30/00        -8.58%          17,682
       09/30/00          -8.06%          13,701              09/30/00        -8.12%          16,245
       12/31/00          -2.69%          13,333              12/31/00        -6.88%          15,128
       03/31/01         -13.74%          11,501              03/31/01       -14.72%          12,902
       06/30/01          -1.05%          11,380              06/30/01        -3.22%          12,486
       09/30/01         -14.00%           9,787              09/30/01       -18.06%          10,231
       12/31/01           6.97%          10,469              12/31/01         7.54%          11,003
       03/31/02           0.51%          10,522              03/31/02         1.24%          11,139
       06/30/02          -2.12%          10,299              06/30/02        -4.45%          10,643
       09/30/02         -19.74%           8,267              09/30/02       -21.45%           8,360
       12/31/02           6.45%           8,800              12/31/02         5.04%           8,782
       03/31/03          -8.21%           8,078              03/31/03       -10.17%           7,889
       06/30/03          19.27%           9,634              06/30/03        18.86%           9,376
       09/30/03           8.12%          10,417              09/30/03         6.27%           9,964
       12/31/03          17.07%          12,195              12/31/03        14.38%          11,397
       03/31/04           4.33%          12,723              03/31/04         3.97%          11,850

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                             Average  Annual  Total  Returns(a)
                                              (for years ended March 31, 2004)

                                           1 YEAR     5 YEARS   SINCE INCEPTION*

The Jamestown International Equity Fund     50.22%     (3.11%)        2.47%
Morgan Stanley Europe, Australia and
  Far East Index (EAFE Index)               57.50%      0.51%         3.54%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was April 16, 1996.


THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
       At acquisition cost ..............   $ 52,640,965   $ 41,514,295    $ 31,145,860   $ 17,419,136
                                            ============   ============    ============   ============
       At value (Note 1) ................   $ 63,774,507   $ 50,278,463    $ 33,237,052   $ 20,709,755
   Cash .................................           --             --              --          308,241
   Cash denominated in
       foreign currency(a) (Note 5) .....           --             --              --          105,835
   Dividends and interest receivable ....        256,667         20,463         426,267         68,673
   Receivable for capital shares sold ...          1,155         20,833            --            3,090
   Other assets .........................          7,894          8,249             917          7,794
                                            ------------   ------------    ------------   ------------
       TOTAL ASSETS .....................     64,040,223     50,328,008      33,664,236     21,203,388
                                            ------------   ------------    ------------   ------------
LIABILITIES
   Distributions payable ................        119,617         86,733          28,052           --
   Payable for securities purchased .....           --             --              --            3,835
   Payable for capital shares redeemed ..         26,262         21,313          19,385            735
   Accrued investment advisory fees (Note 3)      35,217         27,406          10,109         10,133
   Accrued administration fees (Note 3) .          7,000          5,800           4,100          3,800
   Other accrued expenses ...............         14,522           --               488         26,530
                                            ------------   ------------    ------------   ------------
       TOTAL LIABILITIES ................        202,618        141,252          62,134         45,033
                                            ------------   ------------    ------------   ------------
NET ASSETS ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Net assets consist of:
   Paid-in capital ......................   $ 52,892,795   $ 41,444,238    $ 31,579,137   $ 37,683,315
   Undistributed (overdistributed) net
       investment income ................        (83,209)          --            11,446         18,572
   Accumulated net realized losses
       from security transactions .......       (105,523)       (21,650)        (79,673)   (19,835,547)
   Net unrealized appreciation
       on investments ...................     11,133,542      8,764,168       2,091,192      3,290,619
   Net unrealized appreciation on
       translation of assets and liabilities
        in foreign currencies ...........           --             --              --            1,396
                                            ------------   ------------    ------------   ------------
Net assets ..............................   $ 63,837,605   $ 50,186,756    $ 33,602,102   $ 21,158,355
                                            ============   ============    ============   ============


Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) .......................      4,144,799      2,745,458       3,180,467      2,246,784
                                            ============   ============    ============   ============


Net asset value, offering price and redemption
   price per share(b) ...................   $      15.40   $      18.28    $      10.57   $       9.42
                                            ============   ============    ============   ============



(a) For Jamestown International Equity Fund, the cost of cash denominated in foreign currency is $105,381.

(b) For Jamestown International Equity Fund, redemption price varies based on length of time held (Note 1).

See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
=======================================================================================================

                                                                            JAMESTOWN      JAMESTOWN
                                             JAMESTOWN      JAMESTOWN       TAX EXEMPT   INTERNATIONAL
                                              BALANCED        EQUITY         VIRGINIA        EQUITY
                                                FUND           FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ............................   $    480,894   $    514,334    $       --     $    543,015
   Foreign withholding taxes on dividends           --             --              --          (83,088)
   Interest .............................      1,238,533         17,407       1,458,286           --
                                            ------------   ------------    ------------   ------------
       TOTAL INVESTMENT INCOME ..........      1,719,427        531,741       1,458,286        459,927
                                            ------------   ------------    ------------   ------------
EXPENSES
   Investment advisory fees (Note 3) ....        422,603        299,071         140,809        235,422
   Administration fees (Note 3) .........         83,866         63,862          50,230         47,172
   Custodian fees .......................         10,261          8,626           7,366         60,345
   Professional fees ....................         17,337         15,241          13,141         18,978
   Trustees' fees and expenses ..........         12,252         12,252          12,252         12,252
   Registration fees ....................         14,336         13,784           1,708         12,863
   Pricing costs ........................          8,488          1,552           5,857         15,625
   Postage and supplies .................          6,597          6,827           6,073          4,627
   Insurance expense ....................          5,681          3,728           3,568          2,224
   Printing of shareholder reports ......          2,245          3,184           1,261          1,754
   Other expenses .......................          8,187          5,994          18,231          4,765
                                            ------------   ------------    ------------   ------------
       TOTAL EXPENSES ...................        591,853        434,121         260,496        416,027
   Fees waived by the Adviser (Note 3) ..           --             --           (17,601)       (91,144)
   Expenses reimbursed through a directed
       brokerage arrangement (Note 4) ...        (24,000)       (28,000)           --             --
                                            ------------   ------------    ------------   ------------
       NET EXPENSES .....................        567,853        406,121         242,895        324,883
                                            ------------   ------------    ------------   ------------

NET INVESTMENT INCOME ...................      1,151,574        125,620       1,215,391        135,044
                                            ------------   ------------    ------------   ------------

REALIZED AND UNREALIZED
   GAINS (LOSSES) ON  INVESTMENTS
   AND FOREIGN  CURRENCIES (Note 5)
   Net realized gains from:
       Security transactions ............      4,199,003      2,588,909         141,046      1,481,570
       Foreign currency transactions ....           --             --              --           22,537
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................      6,717,187      8,914,790         (95,839)     7,758,606
       Foreign currency translation .....           --             --              --           (5,493)
                                            ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES ...............     10,916,190     11,503,699          45,207      9,257,220
                                            ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................   $ 12,067,764   $ 11,629,319    $ 1,260,598     $ 9,392,264
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                     JAMESTOWN                     JAMESTOWN
                                                    BALANCED FUND                  EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $  1,151,574   $  1,661,002    $    125,620   $    109,954
   Net realized gains (losses) on
       security transactions ............      4,199,003       (671,793)      2,588,909     (1,201,020)
   Net change in unrealized appreciation/
       depreciation on investments ......      6,717,187    (10,418,304)      8,914,790    (10,210,917)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................     12,067,764     (9,429,095)     11,629,319    (11,301,983)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,223,055)    (1,721,820)       (127,664)      (109,812)
   From net realized gains from
       security transactions ............     (3,352,848)          --        (1,325,502)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from
   distributions to shareholders ........     (4,575,903)    (1,721,820)     (1,453,166)      (109,812)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      3,140,462      4,755,793       4,251,916      3,042,443
   Net asset value of shares issued in
       reinvestment of distributions to
       shareholders .....................      4,290,910      1,593,060       1,353,892        100,905
   Payments for shares redeemed .........    (16,424,954)   (26,682,823)     (4,214,310)    (7,919,618)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (8,993,582)   (20,333,970)      1,391,498     (4,776,270)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ........................     (1,501,721)   (31,484,885)     11,567,651    (16,188,065)

NET ASSETS
   Beginning of year ....................     65,339,326     96,824,211      38,619,105     54,807,170
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 63,837,605   $ 65,339,326    $ 50,186,756   $ 38,619,105
                                            ============   ============    ============   ============


UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME ................   $    (83,209)  $   (165,113)   $       --     $      2,044
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        208,358        338,173         246,616        200,878
   Reinvested ...........................        282,740        113,232          74,222          6,884
   Redeemed .............................     (1,093,653)    (1,885,393)       (244,294)      (517,825)
                                            ------------   ------------    ------------   ------------
   Net increase (decrease) in shares
    outstanding .........................       (602,555)    (1,433,988)         76,544       (310,063)
   Shares outstanding, beginning of year       4,747,354      6,181,342       2,668,914      2,978,977
                                            ------------   ------------    ------------   ------------
   Shares outstanding, end of year ......      4,144,799      4,747,354       2,745,458      2,668,914
                                            ============   ============    ============   ============



See accompanying notes to financial statements.


THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                               JAMESTOWN TAX EXEMPT                 JAMESTOWN
                                                   VIRGINIA FUND             INTERNATIONAL EQUITY FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------

FROM OPERATIONS
   Net investment income ................   $  1,215,391   $  1,350,310    $    135,044   $    188,785
   Net realized gains (losses) from:
       Security transactions ............        141,046         (7,053)      1,481,570     (7,146,038)
       Foreign currency transactions ....           --             --            22,537        (10,037)
   Net change in unrealized appreciation/
       depreciation on:
       Investments ......................        (95,839)     1,510,441       7,758,606     (4,190,992)
       Foreign currency translation .....           --             --            (5,493)         6,942
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets
   from operations ......................      1,260,598      2,853,698       9,392,264    (11,151,340)
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (1,211,959)    (1,349,803)       (128,007)      (167,663)
   From net realized gains from foreign
       currency transactions ............           --             --           (22,537)          --
                                            ------------   ------------    ------------   ------------
Net decrease in net assets from distributions
   to shareholders ......................     (1,211,959)    (1,349,803)       (150,544)      (167,663)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............      4,145,836      5,125,030       1,190,078      4,946,712
   Net asset value of shares issued in
    reinvestment of distributions to
     shareholders .......................        856,576        949,605         146,131        163,658
Proceeds from redemption fees collected .           --             --               400         40,984
Payments for shares redeemed ............     (7,872,504)    (5,051,117)    (10,728,264)   (16,545,962)
                                            ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
   capital share transactions ...........     (2,870,092)     1,023,518      (9,391,655)   (11,394,608)
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN
   NET ASSETS ...........................     (2,821,453)     2,527,413        (149,935)   (22,713,611)

NET ASSETS
   Beginning of year ....................     36,423,555     33,896,142      21,308,290     44,021,901
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 33,602,102   $ 36,423,555    $ 21,158,355   $ 21,308,290
                                            ============   ============    ============   ============

UNDISTRIBUTED NET
   INVESTMENT INCOME ....................   $     11,446   $     19,091    $     18,572   $     11,085
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        394,610        491,355         139,029        652,404
   Reinvested ...........................         81,178         90,745          16,552         25,936
   Redeemed .............................       (743,152)      (483,184)     (1,287,783)    (2,204,031)
                                            ------------   ------------    ------------   ------------

Net increase (decrease) in shares outstanding   (267,364)        98,916      (1,132,202)    (1,525,691)
Shares outstanding, beginning of year ...      3,447,831      3,348,915       3,378,986      4,904,677
                                            ------------   ------------    ------------   ------------
Shares outstanding, end of year .........      3,180,467      3,447,831       2,246,784      3,378,986
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   13.76    $   15.66   $   16.78  $   19.83  $   18.12
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.27         0.31        0.32       0.35       0.35
Net realized and unrealized gains
(losses) on investments .....................        2.48        (1.88)      (0.86)     (2.82)      2.49
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        2.75        (1.57)      (0.54)     (2.47)      2.84
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.29)       (0.33)      (0.35)     (0.35)     (0.35)
Distributions from net realized gains .......       (0.82)         --        (0.23)     (0.23)     (0.78)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (1.11)       (0.33)      (0.58)     (0.58)     (1.13)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   15.40    $   13.76   $   15.66  $   16.78  $   19.83
                                                =========    =========   =========  =========  =========


Total return(b) .............................       20.29%      (10.06%)     (3.22%)   (12.65%)    15.90%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  63,838    $  65,339   $  96,824  $ 109,333  $ 128,201
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.91%        0.90%       0.86%      0.87%      0.88%

Ratio of net expenses to average net assets(c)       0.88%        0.87%       0.83%      0.85%      0.86%

Ratio of net investment income to
average net assets ..........................        1.77%        2.12%       1.97%      1.84%      1.85%

Portfolio turnover rate .....................          36%          38%         62%        64%        62%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and began recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 2.07%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002       2001      2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   14.47    $   18.40   $   19.94  $   26.02  $   21.76
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.04        0.06      (0.00)      0.03
Net realized and unrealized gains
(losses) on investments .....................        4.30        (3.93)      (1.54)     (5.51)      5.18
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        4.35        (3.89)      (1.48)     (5.51)      5.21
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.04)      (0.06)       --       (0.03)
Distributions from net realized gains .......       (0.49)         --          --       (0.57)     (0.92)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.54)       (0.04)      (0.06)     (0.57)     (0.95)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   18.28    $   14.47   $   18.40  $   19.94  $   26.02
                                                =========    =========   =========  =========  =========


Total return(a) .............................       30.10%      (21.15%)     (7.42%)   (21.49%)    24.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  50,187    $  38,619   $  54,807  $  60,914  $  77,809
                                                =========    =========   =========  =========  =========


Ratio of gross expenses to average net assets        0.94%        0.96%       0.90%      0.90%      0.91%

Ratio of net expenses to average net assets(b)       0.88%        0.89%       0.86%      0.88%      0.88%

Ratio of net investment income
(loss) to average net assets ................        0.27%        0.25%       0.31%     (0.01%)     0.14%

Portfolio turnover rate .....................          52%          60%         89%        83%        67%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=========================================================================================================
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003      2002(a)      2001     2000
---------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   10.56    $   10.12   $   10.22  $    9.79  $   10.22
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income .......................        0.37         0.38        0.41       0.43       0.42
Net realized and unrealized gains
(losses) on investments .....................        0.00(b)      0.44       (0.10)      0.43      (0.42)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.37         0.82        0.31       0.86       0.00
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.36)       (0.38)      (0.41)     (0.43)     (0.42)
Distributions from net realized gains .......          --           --          --         --      (0.01)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.36)       (0.38)      (0.41)     (0.43)     (0.43)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   10.57    $   10.56   $   10.12  $   10.22  $    9.79
                                                =========    =========   =========  =========  =========


Total return(c) .............................        3.61%        8.24%       3.04%      8.97%      0.04%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  33,602    $  36,424   $  33,896   $ 30,182  $  29,138
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net
assets(d) ...................................        0.69%        0.69%       0.68%      0.68%      0.69%

Ratio of net investment income to
average net assets ..........................        3.46%        3.68%       4.02%      4.31%      4.27%

Portfolio turnover rate .....................          43%          28%         27%        47%        47%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 3.98%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)  Represents less than a penny per share.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 0.74% and 0.70% for the years ended March 31, 2004 and 2003, respectively.

See accompanying notes to financial statements.


THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
                          SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
=========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                ---------------------------------------------------------
                                                    2004         2003        2002      2001     2000
---------------------------------------------------------------------------------------------------------

Net asset value at beginning of year ........   $    6.31    $    8.98   $   10.56  $   17.99  $   13.63
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
Net investment income (loss) ................        0.05         0.06        0.01      (0.03)     (0.00)
Net realized and unrealized gains (losses)
on investments and foreign currencies .......        3.12        (2.69)      (1.47)     (5.48)      5.19
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        3.17        (2.63)      (1.46)     (5.51)      5.19
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
Dividends from net investment income ........       (0.05)       (0.05)      (0.05)     (0.05)     (0.04)
Return of capital ...........................          --           --       (0.08)       --          --
Distributions from net realized gains .......       (0.01)          --          --      (1.87)     (0.79)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.06)       (0.05)      (0.13)     (1.92)     (0.83)
                                                ---------    ---------   ---------  ---------  ---------

Proceeds from redemption fees collected .....        0.00         0.01        0.01         --         --
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $    9.42    $    6.31   $    8.98  $   10.56  $   17.99
                                                =========    =========   =========  =========  =========


Total return(a) .............................       50.22%   ( 29.18% )  ( 13.66% )    (33.29%)    39.35%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  21,158    $  21,308   $  44,022  $  59,664  $  85,849
                                                =========    =========   =========  =========  =========


Ratio of net expenses to average net assets(b)       1.38%        1.38%       1.38%      1.41%      1.56%

Ratio of net investment income (loss)
to average net assets .......................        0.57%        0.60%       0.12%     (0.24%)    (0.01%)

Portfolio turnover rate .....................          78%          56%         80%        48%        52%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Absent investment advisory fees voluntarily waived by the Adviser, the ratio of expenses to average net assets would have been 1.77%, 1.70% and 1.51% for the years ended March 31, 2004, 2003 and 2002, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 69.6%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 9.8%
    12,000       Gannett Company, Inc. ........................    $  1,057,680
    20,000       Home Depot, Inc. .............................         747,200
    44,000       Mattel, Inc. .................................         811,360
    36,000       Staples, Inc. ................................         914,040
    22,800       Target Corporation ...........................       1,026,912
    22,000       Viacom, Inc. - Class B .......................         862,620
    14,000       Wal-Mart Stores, Inc. ........................         835,660
                                                                   ------------
                                                                      6,255,472
                                                                   ------------
                 CONSUMER STAPLES -- 4.2%
     8,000       Hershey Foods Corporation ....................         662,800
    27,000       PepsiCo, Inc. ................................       1,453,950
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,663,450
                                                                   ------------
                 ENERGY -- 4.4%
    21,000       Anadarko Petroleum Corporation ...............       1,089,060
    10,100       ChevronTexaco Corporation ....................         886,578
    21,000       Noble Drilling Corporation (a) ...............         806,820
                                                                   ------------
                                                                      2,782,458
                                                                   ------------
                 FINANCIALS -- 12.2%
    16,000       American International Group, Inc. ...........       1,141,600
    16,000       Bank of America Corporation ..................       1,295,680
    28,000       Citigroup, Inc. ..............................       1,447,600
     7,000       Fannie Mae ...................................         520,450
     9,700       Goldman Sachs Group, Inc. (The) ..............       1,012,195
    16,500       J.P. Morgan Chase & Company ..................         692,175
    27,000       Principal Financial Group, Inc. ..............         962,010
    16,000       Prudential Financial, Inc. ...................         716,480
                                                                   ------------
                                                                      7,788,190
                                                                   ------------
                 HEALTHCARE -- 10.1%
    17,000       Amgen, Inc. (a) ..............................         988,890
    17,000       Anthem, Inc. (a) .............................       1,540,880
    11,500       Johnson & Johnson ............................         583,280
    10,000       Medtronic, Inc. ..............................         477,500
    43,000       Pfizer, Inc. .................................       1,507,150
    14,000       Teva Pharmaceutical Industries Ltd. ..........         887,740
     5,500       Varian Medical Systems, Inc. (a) .............         474,705
                                                                   ------------
                                                                      6,460,145
                                                                   ------------
                 INDUSTRIALS -- 11.9%
     8,400       3M Company ...................................         687,708
    40,000       Cendant Corporation ..........................         975,600
    17,350       Dover Corporation ............................         672,659
    21,000       First Data Corporation .......................         885,360
     7,000       General Dynamics Corporation .................         625,310
    13,300       General Electric Company .....................         405,916
    15,000       Illinois Tool Works, Inc. ....................       1,188,450
    15,400       ITT Industries, Inc. .........................       1,175,482
    44,000       Norfolk Southern Corporation .................         971,960
                                                                   ------------
                                                                      7,588,445
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 69.6% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 14.5%
    37,000       Accenture Ltd. - Class A (a) .................      $  917,600
    24,700       Affiliated Computer Services, Inc. (a) .......       1,281,930
    13,400       Analog Devices, Inc. .........................         643,334
    28,700       Cisco Systems, Inc.(a) .......................         675,024
    25,500       Dell Computer Corporation (a) ................         857,310
    37,100       Intel Corporation ............................       1,009,120
    15,000       Intuit, Inc.(a) ..............................         673,200
     8,000       Lexmark International, Inc.(a) ...............         736,000
    47,000       Microsoft Corporation ........................       1,173,590
    50,000       Oracle Corporation (a) .......................         600,500
    10,500       Qualcomm, Inc. ...............................         697,410
                                                                   ------------
                                                                      9,265,018
                                                                   ------------
                 MATERIALS -- 2.5%
    25,000       Praxair, Inc. ................................         928,000
    14,500       Vulcan Materials Company .....................         687,880
                                                                   ------------
                                                                      1,615,880
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $34,905,694) .......    $ 44,419,058
                                                                   ------------

================================================================================
   PAR
  VALUE          U.S. TREASURY OBLIGATIONS -- 2.2%                     VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES -- 1.8%
$1,000,000       7.00%, due 07/15/2006 ........................    $  1,118,594
                                                                   ------------

                 U.S. TREASURY INFLATION-PROTECTION NOTES-- 0.4%
   239,594       3.375%, due 01/15/2007 .......................         264,049
                                                                   ------------

                 TOTAL U.S. TREASURY OBLIGATIONS (Cost $1,258,629) $  1,382,643
                                                                   ------------

================================================================================
    PAR
   VALUE         U.S. GOVERNMENT AGENCY OBLIGATIONS-- 6.0%             VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN BANK -- 0.4%
$  250,000       4.125%, due 01/14/2005 .......................    $    255,890
                                                                   ------------

                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 2.3%
 1,000,000       6.625%, due 09/15/2009 .......................       1,165,542
   300,000       5.125%, due 07/15/2012 .......................         323,105
                                                                   ------------
                                                                      1,488,647
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 3.3%
   800,000       7.00%, due 07/15/2005 ........................         858,278
   200,000       2.00%, due 10/21/2005 ........................         200,870
   700,000       6.00%, due 12/15/2005 ........................         752,263
   250,000       7.25%, due 01/15/2010 ........................         300,554
                                                                   ------------
                                                                      2,111,965
                                                                   ------------

                 TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                   (Cost $3,505,158) ..........................    $  3,856,502
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        MORTGAGE-BACKED SECURITIES -- 4.0%                    VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 1.3%
$  153,063       Pool #1471, 7.00%, due 03/01/2008 ............      $  160,600
   113,238       Pool #1655, 6.50%, due 10/01/2008 ............         116,415
   239,026       Pool #E00616, 6.00%, due 01/01/2014 ..........         251,876
    84,081       Pool #E90624, 6.00%, due 08/01/2017 ..........          88,601
   207,676       Pool #E91957, 5.00%, due 10/01/2017 ..........         213,793
                                                                   ------------
                                                                        831,285
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.7%
   114,110       Series #93-18-PJ, 6.50%, due 12/01/2007 ......         117,369
   758,848       Pool #380512, 6.15%, due 08/01/2008 (b) ......         834,733
   139,411       Pool #489757, 6.00%, due 04/01/2029 ..........         145,159
                                                                   ------------
                                                                      1,097,261
                                                                   ------------
                 GOVERNMENT NATIONAL MORTAGE ASSOCIATION -- 1.0%
   121,071       Pool #781344, 6.50%, due 10/01/2031 ..........         127,823
   479,748       Series #2003-102, 4.25%, due 11/01/2033 ......         486,350
                                                                   ------------
                                                                        614,173
                                                                   ------------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $2,412,699) ...........................    $  2,542,719
                                                                   ------------

================================================================================
    PAR
   VALUE         CORPORATE BONDS -- 17.1%                              VALUE
--------------------------------------------------------------------------------
                 Alcoa, Inc.,
$  250,000        6.50%, due 06/01/2011 ........................   $    287,861
                 Allstate Corporation,
   150,000        6.125%, due 02/15/2012 .......................        168,119
                 American Home Products Corporation,
   500,000        7.90%, due 02/15/2005 ........................        526,789
                 Anheuser-Busch Companies, Inc.,
   249,000        5.375%, due 09/15/2008 .......................        271,374
                 BB&T Corporation,
   325,000        6.50%, due 08/01/2011 ........................        374,466
                 Boeing Capital Corporation,
   300,000        7.10%, due 09/27/2005 ........................        323,145
                 Burlington Resources, Inc.,
   350,000        6.68%, due 02/15/2011 ........................        399,979
                 Cardinal Health, Inc.,
   265,000        6.25%, due 07/15/2008 ........................        296,496
                 Citigroup, Inc.,
   200,000        5.00%, due 03/06/2007 ........................        214,612
                 Conoco, Inc.,
   250,000        5.90%, due 04/15/2004 ........................        250,325
                 CVS Corporation,
   250,000        5.625%, due 03/15/2006 .......................        267,402
                 Deutsche Telekom AG,
   300,000        8.50%, due 06/15/2010 ........................        368,311
                 Donaldson, Lufkin & Jenrette, Inc.,
   500,000        6.875%, due 11/01/2005 .......................        541,080

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
     PAR
    VALUE        CORPORATE BONDS -- 17.1% (COntinued)                  VALUE
--------------------------------------------------------------------------------
                 Dover Corporation,
$  345,000        6.50%, due 02/15/2011 ........................   $    397,023
                 Duke Realty L.P., Medium Term Notes,
   390,000        6.75%, due 05/30/2008 ........................        444,937
                 FPL Group Capital, Inc.,
   300,000        7.375%, due 06/01/2009 .......................        353,903
                 General Dynamics Corporation,
   125,000        4.25%, due 05/15/2013 ........................        123,139
                 General Motors Corporation,
   500,000        6.125%, due 08/28/2007 .......................        538,859
                 Goldman Sachs Group, Inc.,
   350,000        6.65%, due 05/15/2009 ........................        401,629
                 GTE Northwest, Inc.,
   300,000        6.30%, due 06/01/2010 ........................        335,469
                 Household Finance Corporation,
   300,000        6.40%, due 06/17/2008 ........................        337,478
                 Illinois Tool Works, Inc.,
   216,000        5.75%, due 03/01/2009 ........................        241,127
                 J.P. Morgan Chase & Company,
   300,000        6.75%, due 02/01/2011 ........................        349,822
                 Marsh & McClennan Companies, Inc.,
   309,000        6.625%, due 06/15/2004 .......................        312,197
                 May Department Stores Company,
   260,000        5.95%, due 11/01/2008 ........................        286,372
                 Morgan Stanley Dean Witter & Company,
   350,000        6.75%, due 04/15/2011 ........................        404,289
                 National City Corporation,
   575,000        7.20%, due 05/15/2005 ........................        611,438
                 PepsiCo, Inc.,
   125,000        4.50%, due 09/15/2004 ........................        126,797
                 Pharmacia Corporation,
   250,000        5.75%, due 12/01/2005 ........................        266,616
                 SBC Communciations, Inc., Medium Term Notes,
   400,000        6.875%, due 08/15/2006 .......................        441,524
                 SunTrust Banks, Inc.
   300,000        6.00%, due 01/15/2028 ........................        332,859
                 Union Camp Corporation,
   300,000        6.50%, due 11/15/2007 ........................        335,126
                                                                   ------------

                 TOTAL CORPORATE BONDS (Cost $9,959,039) .......   $ 10,930,563
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
  PAR
 VALUE           MUNICIPAL DEBT SECURITIES -- 0.4%                     VALUE
--------------------------------------------------------------------------------
$ 230,000        Virginia State Residential Authority,
                  Infrastructure, Revenue,
                  5.90%, due 05/01/2011 (Cost $234,169).........   $    255,677
                                                                   ------------

================================================================================
  PAR
 VALUE           REGIONAL AUTHORITY BONDS -- 0.4%                      VALUE
--------------------------------------------------------------------------------
$   205,000      Manitoba (Province of), Medium Term Notes,
                  5.50%, due 10/01/2008 (Cost $204,325) ........   $    226,093
                                                                   ------------

================================================================================
  PAR
 VALUE           SHORT-TERM CORPORATE NOTES-- 0.2%                     VALUE
--------------------------------------------------------------------------------
$ 161,252        U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $161,252) ................   $    161,252
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 99.9%
                  (Cost $52,640,965) ...........................   $ 63,774,507

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.1% ..         63,098
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 63,837,605
                                                                   ============


(a)  Non-income producing security.

(b)  Fair valued security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 99.9%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 13.9%
    13,300       Gannett Company, Inc. ........................      $1,172,262
    22,000       Home Depot, Inc. .............................         821,920
    50,000       Mattel, Inc. .................................         922,000
    42,000       Staples, Inc. ................................       1,066,380
    25,200       Target Corporation ...........................       1,135,008
    24,000       Viacom, Inc. - Class B .......................         941,040
    15,400       Wal-Mart Stores, Inc. ........................         919,226
                                                                   ------------
                                                                      6,977,836
                                                                   ------------
                 CONSUMER STAPLES -- 6.0%
     9,000       Hershey Foods Corporation ....................         745,650
    31,500       PepsiCo, Inc. ................................       1,696,275
    14,000       SYSCO Corporation ............................         546,700
                                                                   ------------
                                                                      2,988,625
                                                                   ------------
                 ENERGY -- 6.5%
    24,000       Anadarko Petroleum Corporation ...............       1,244,640
    11,300       ChevronTexaco Corporation ....................         991,914
    26,000       Noble Drilling Corporation (a) ...............         998,920
                                                                   ------------
                                                                      3,235,474
                                                                   ------------
                 FINANCIAL -- 17.3%
    18,500       American International Group, Inc. ...........       1,319,975
    17,000       Bank of America Corporation ..................       1,376,660
    32,000       Citigroup, Inc. ..............................       1,654,400
     7,000       Fannie Mae ...................................         520,450
    11,200       Goldman Sachs Group, Inc. (The) ..............       1,168,720
    18,600       J.P. Morgan Chase & Company ..................         780,270
    29,500       Principal Financial Group, Inc. ..............       1,051,085
    18,200       Prudential Financial, Inc. ...................         814,996
                                                                   ------------
                                                                      8,686,556
                                                                   ------------
                 HEALTHCARE -- 14.6%
    19,000       Amgen, Inc.(a) ...............................       1,105,230
    19,000       Anthem, Inc. (a) .............................       1,722,160
    13,000       Johnson & Johnson ............................         659,360
    12,000       Medtronic, Inc. ..............................         573,000
    48,000       Pfizer, Inc. .................................       1,682,400
    16,400       Teva Pharmaceutical Industries Ltd. ..........       1,039,924
     6,500       Varian Medical Systems, Inc. (a) .............         561,015
                                                                   ------------
                                                                      7,343,089
                                                                   ------------
                 INDUSTRIALS -- 17.2%
     9,400       3M Company ...................................         769,578
    46,000       Cendant Corporation ..........................       1,121,940
    19,250       Dover Corporation ............................         746,323
    23,000       First Data Corporation .......................         969,680
     8,000       General Dynamics Corporation .................         714,640
    17,000       General Electric Company .....................         518,840
    17,000       Illinois Tool Works, Inc. ....................       1,346,910
    17,200       ITT Industries, Inc. .........................       1,312,876
    51,000       Norfolk Southern Corporation .................       1,126,590
                                                                   ------------
                                                                      8,627,377
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES       COMMON STOCKS -- 99.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY -- 20.8%
    41,800       Accenture Ltd. - Class A (a) .................    $  1,036,640
    27,800       Affiliated Computer Services, Inc. (a) .......       1,442,820
    16,000       Analog Devices, Inc. .........................         768,160
    30,100       Cisco Systems, Inc.(a) .......................         707,952
    28,400       Dell Computer Corporation (a) ................         954,808
    41,800       Intel Corporation ............................       1,136,960
    16,900       Intuit, Inc. (a) .............................         758,472
     9,000       Lexmark International, Inc.(a) ...............         828,000
    52,000       Microsoft Corporation ........................       1,298,440
    60,000       Oracle Corporation (a) .......................         720,600
    12,100       Qualcomm, Inc. ...............................         803,682
                                                                   ------------
                                                                     10,456,534
                                                                   ------------
                 MATERIALS -- 3.6%
    27,900       Praxair, Inc. ................................       1,035,648
    16,300       Vulcan Materials Company .....................         773,272
                                                                   ------------
                                                                      1,808,920
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $41,360,243) ........   $ 50,124,411
                                                                   ------------

================================================================================
 PAR VALUE       SHORT-TERM CORPORATE NOTES-- 0.3%                     VALUE
--------------------------------------------------------------------------------
$    154,052     U.S. Bank N.A. Demand Note, 0.84%,
                  floating rate (Cost $154,052) ................   $    154,052
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.2%
                  (Cost $41,514,295) ...........................   $ 50,278,463

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%).       ( 91,707)
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 50,186,756
                                                                   ============


(a)  Non-income producing security.

See accompanying notes to financial statements.


THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6%                                        VALUE
-----------------------------------------------------------------------------------------------
                 Alexandria, Virginia, GO,
$1,000,000        5.00%, due 06/15/2011 .......................................   $   1,126,500
                 Alexandria, Virginia, Redev. and Housing Authority,
                  Residental Care Facility, Revenue,
   700,000        1.02%, floating rate, due 10/01/2006 ........................         700,000
                 Arlington Co., Virginia, GO,
   990,000        5.40%, due 06/01/2014, prerefunded 06/01/2005 @ 101.5 .......       1,053,736
                 Chesapeake Bay Bridge and Tunnel, Virginia, Revenue,
 1,000,000        5.70%, due 07/01/2008, prerefunded 07/01/2005 @ 102 .........       1,076,000
                 Chesapeake, Virginia, GO,
 1,000,000        5.50%, due 05/01/2011 .......................................       1,066,890
                 Chesterfield Co., Virginia, GO,
    85,000        6.25%, due 07/15/2005 .......................................          87,979
 1,000,000        4.75%, due 01/01/2013, prerefunded 01/01/2008 @ 100 .........       1,092,780
                 Fairfax Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.00%, due 06/01/2018 .......................................       1,087,030
                 Hampton, Virginia, GO,
 1,000,000        5.50%, due 02/01/2012 .......................................       1,140,500
                 Hanover Co., Virginia, GO,
 1,000,000        5.125%, due 07/15/2013 ......................................       1,122,720
                 Hanover Co., Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 08/15/2009 .......................................       1,189,360
                 Henrico Co., Virginia, Economic Dev. Authority, Revenue,
 1,000,000        5.50%, due 11/01/2008 .......................................       1,139,970
                 James City, Virginia, Water and Sewer Authority, Revenue,
 1,000,000        5.125%, due 01/15/2017 ......................................       1,103,130
                 Loudoun Co., Virginia, Industrial Dev. Authority, Public
                  Facility Lease, Revenue,
 1,000,000        5.00%, due 03/01/2019 .......................................       1,072,020
                 Medical College of Virginia Hospitals Authority, Revenue,
   700,000        5.00%, due 07/01/2013 .......................................         761,537
                 Newport News, Virginia, GO,
 1,000,000        5.625%, due 07/01/2014, prerefunded 07/01/2005 @ 102 ........       1,075,070
                 Norfolk, Virginia, Industrial Dev. Authority, Revenue,
 1,000,000        6.50%, due 11/01/2013 .......................................       1,046,700
                 Norfolk, Virginia, Water, Revenue,
 1,000,000        5.00%, due 11/01/2016 .......................................       1,087,750
                 Pamunkey, Virginia, Regional Jail Authority, Jail Facility, Revenue,
 1,000,000        5.70%, due 07/01/2010, prerefunded 07/01/2006 @ 102..........       1,110,000
                 Portsmouth, Virginia, GO,
   800,000        5.00%, due 08/01/2017 .......................................         863,088
                 Prince William Co., Virginia, Park Authority, Revenue,
   250,000        6.10%, due 10/15/2004, escrowed to maturity .................         256,715
                 Richmond, Virginia, GO,
 1,000,000        5.45%, due 01/15/2008 .......................................       1,119,700
                 Richmond, Virginia, Industrial Dev. Authority, Government
                  Facilities, Revenue,
 1,010,000        4.75%, due 07/15/2010 .......................................       1,122,565
                 Richmond, Virginia, Metropolitan Authority, Revenue,
 1,000,000        5.25%, due 07/15/2014 .......................................       1,146,330


23



THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
===============================================================================================
   PAR           VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE          OBLIGATION (GO) BONDS -- 98.6% (Continued)                           VALUE
-----------------------------------------------------------------------------------------------
                 Roanoke, Virginia, GO,
$1,000,000        5.00%, due 08/01/2009 .......................................   $   1,092,610
                 Southeastern Public Service Authority, Virginia, Revenue,
 1,000,000        5.00%, due 07/01/2015 .......................................       1,116,390
                 Suffolk, Virginia, GO,
   350,000        5.80%, due 06/01/2011, prerefunded 06/01/2006 @ 102                   388,224
 1,000,000        5.00%, due 12/01/2015 .......................................       1,093,000
                 University of Virginia, Revenue,
 1,000,000        5.25%, due 06/01/2012 .......................................       1,128,480
                 Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000        5.00%, due 07/01/2015 .......................................         755,132
                 Virginia Beach, Virginia, GO,
   800,000        5.25%, due 08/01/2010 .......................................         900,600
                 Virginia Commonwealth Transportation Board, Revenue,
   850,000        7.25%, due 05/15/2020 .......................................         984,138
                 Virginia Resource Authority, Revenue,
   500,000        5.50%, due 05/01/2017 .......................................         563,820
                 Virginia State Housing Dev. Authority, Multi-Family, Revenue,
   150,000        6.60%, due 11/01/2012 .......................................         155,532
   150,000        6.30%, due 11/01/2015 .......................................         156,083
                 Virginia State Public School Authority, Revenue,
 1,000,000        5.25%, due 08/01/2009 .......................................       1,137,390
                                                                                  -------------

                 TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $31,028,277) ...................   $  33,119,469
                                                                                  -------------

===============================================================================================
  SHARES         MONEY MARKETS -- 0.3%                                               VALUE
-----------------------------------------------------------------------------------------------
 117,583         First American Tax Free Obligation Fund -
                  Class S (Cost $117,583) .....................................   $     117,583
                                                                                  -------------

                 TOTAL INVESTMENTS AT VALUE-- 98.9% (Cost $31,145,860) ........   $  33,237,052

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 1.1% .................         365,050
                                                                                  -------------

                 NET ASSETS-- 100.0% ..........................................   $  33,602,102
                                                                                  =============


See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 97.9%                                VALUE
--------------------------------------------------------------------------------
                 BRAZIL -- 1.6%
     2,227       Banco Itau Holding Financeira SA - ADR .......      $  104,157
     7,164       Petroleo Brasileiro SA - ADR .................         239,994
                                                                   ------------
                                                                        344,151
                                                                   ------------
                 FRANCE -- 12.5%
     4,729       Accor SA .....................................         191,604
     5,769       Bouygues SA ..................................         198,507
     5,510       Carrefour SA .................................         271,798
     7,148       France Telecom SA ............................         182,887
     2,459       Lafarge SA ...................................         198,989
     3,509       Lagardere S.C.A ..............................         199,785
     2,635       L'Oreal SA ...................................         201,737
     3,411       Pinault-Printemps-Redoute SA .................         356,511
     2,674       Total Fina Elf SA ............................         490,940
     3,402       Valeo SA .....................................         141,141
     7,912       Vivendi Universal SA(a) ......................         209,726
                                                                   ------------
                                                                      2,643,625
                                                                   ------------
                 GERMANY -- 3.4%
     2,110       Adidas - Salomon AG ..........................         244,518
     1,661       Allianz AG ...................................         181,279
     4,782       Bayerische Motoren Werke (BMW) AG ............         195,691
     1,741       Duetsche Boerse AG ...........................          98,845
                                                                   ------------
                                                                        720,333
                                                                   ------------
                 HONG KONG -- 3.2%
    40,000       Sun Hung Kai Properties Ltd. .................         365,802
    47,500       Swire Pacific Ltd. - Class A .................         321,601
                                                                   ------------
                                                                        687,403
                                                                   ------------
                 ITALY -- 7.3%
   116,566       Banca Intesa SpA .............................         385,337
    27,939       Eni SpA ......................................         561,708
    23,874       Fiat SpA(a) ..................................         164,884
    39,230       Mediaset SpA .................................         435,334
                                                                   ------------
                                                                      1,547,263
                                                                   ------------
                 JAPAN -- 22.5%
    21,000       Bridgestone Corporation ......................         329,629
     4,000       Canon, Inc. ..................................         207,238
    14,000       Daiwa House Industry Company Ltd. ............         178,709
    15,000       Denso Corporation ............................         341,712
    29,000       Matsushita Electric Industrial Company Ltd. ..         448,234
        25       Millea Holdings, Inc. ........................         389,292
     6,000       Misawa Homes Holdings, Inc.(a) ...............          27,337
    36,000       Mitsubishi Estate Company Ltd. ...............         488,259
        52       Mitsubishi Tokyo Financial Group, Inc. .......         514,827
    25,000       Mitsui Sumitomo Insurance Company Ltd. .......         266,257
    21,000       Nissan Motor Company Ltd. ....................         235,161
    13,000       Nomura Holdings, Inc. ........................         236,795
     2,800       Orix Corporation .............................         309,780
     4,600       Shin-Etsu Chemical Company Ltd. ..............         193,666

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 JAPAN-- 22.5% (Continued)
     1,500       TDK Corporation ..............................      $  114,625
        75       UFJ Holdings, Inc. ...........................         477,243
                                                                   ------------
                                                                      4,758,764
                                                                   ------------
                 KOREA -- 4.7%
     5,100       Daewoo Shipbuilding & Marine Engineering
                  Company Ltd.(a) .............................          54,049
     2,430       Hyundai Motor Company Ltd. ...................         111,066
     4,830       Kookmin Bank - ADR(a) ........................         195,422
       815       Samsung Electronics Company Ltd. .............         406,629
       550       Shinsegae Company Ltd. .......................         135,767
     4,329       SK Telecom Company Ltd. - ADR ................          92,208
                                                                   ------------
                                                                        995,141
                                                                   ------------
                 MALAYSIA -- 0.5%
    18,800       Malayan Banking Berhad .......................          57,389
    18,300       Resorts World Berhad .........................          50,566
                                                                   ------------
                                                                        107,955
                                                                   ------------
                 MEXICO -- 2.4%
    10,034       Cemex SA de CV - ADR .........................         299,214
     2,423       Grupo Televisa SA - ADR ......................         114,705
    30,153       Wal-Mart de Mexico SA de CV ..................          92,052
                                                                   ------------
                                                                        505,971
                                                                   ------------
                 NETHERLANDS -- 2.5%
     4,088       Heineken NV ..................................         163,774
    12,701       VNU NV .......................................         363,672
                                                                   ------------
                                                                        527,446
                                                                   ------------
                 PORTUGAL -- 3.1%
    44,522       Banco Comercial Portugues SA .................         109,973
    37,947       Electricidade de Portugal (EDP) SA ...........         107,256
    35,725       Portugal Telecom SGPS SA .....................         399,512
    38,082       Sonae SGPS SA (a) ............................          43,523
                                                                   ------------
                                                                        660,264
                                                                   ------------
                 SINGAPORE -- 1.7%
    24,000       DBS Group Holdings Ltd. ......................         206,174
    19,000       United Overseas Bank Ltd. ....................         151,887
                                                                   ------------
                                                                        358,061
                                                                   ------------
                 SPAIN -- 4.9%
     1,958       Acerinox SA ..................................          95,838
    16,278       Banco Bilbao Vizcaya Argentaria SA ...........         215,443
    10,219       Iberdrola SA .................................         210,977
    33,688       Telefonica SA(a) .............................         509,624
                                                                   ------------
                                                                      1,031,882
                                                                   ------------
                 SWEDEN -- 3.6%
     3,245       Autoliv, Inc. - SDR ..........................         132,101
    76,153       Telefonaktiebolaget LM Ericsson - B Shares(a)          211,051
    47,427       Skandia Forsakrings AB .......................         187,411
     6,818       Volvo AB - B Shares ..........................         224,666
                                                                   ------------
                                                                        755,229
                                                                   ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 97.9% (Continued)                   VALUE
--------------------------------------------------------------------------------
                 SWITZERLAND -- 4.9%
     9,080       Compagnie Financiere Richemont AG ............      $  244,049
     8,342       Credit Suisse Group ..........................         289,074
     1,142       Nestle SA ....................................         291,168
     2,154       Roche Holding AG(a) ..........................         210,410
                                                                   ------------
                                                                      1,034,701
                                                                   ------------
                 TAIWAN -- 1.6%
   193,000       Chinatrust Financial Holding Company Ltd. ....         231,366
    54,240       Taiwan Semiconductor Manufacturing Company Ltd.(a)      98,768
                                                                   ------------
                                                                        330,134
                                                                   ------------
                 UNITED KINGDOM -- 17.5%
     8,541       Astrazeneca PLC ..............................         396,037
    66,476       Bae Systems PLC ..............................         245,873
    15,495       Diageo PLC ...................................         202,048
    20,430       HSBC Holdings PLC ............................         303,758
    17,619       Imperial Tobacco PLC .........................         385,011
    15,733       InterContinental Hotels Group PLC(a) .........         143,563
    56,579       Kingfisher PLC ...............................         300,773
    10,614       Next PLC .....................................         277,974
    27,233       Pearson PLC ..................................         309,560
    24,774       Reed Elsevier PLC ............................         219,231
    28,169       Shell Transport & Trading Company PLC ........         184,044
    25,014       Smith & Nephew PLC ...........................         246,410
   205,477       Vodafone Group PLC ...........................         487,150
                                                                   ------------
                                                                      3,701,432
                                                                   ------------

                 TOTAL COMMON STOCKS-- 97.9% (Cost $17,419,136)    $ 20,709,755

                 OTHER ASSETS IN EXCESS OF LIABILITIES-- 2.1% .         448,600
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 21,158,355
                                                                   ============


(a)  Non-income  producing  security.

ADR  - American Depository Receipt

SDR  - Swedish Depository Receipt

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1.   SIGNIFICANT ACCOUNTING POLICIES
The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder's investment.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States of America.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Repurchase agreements -- The Funds may enter into joint repurchase agreements with each other and with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share, except that shares of The Jamestown International Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of the date of purchase. For the years ended March 31, 2004 and 2003, proceeds from redemption fees total $400 and $40,984, respectively.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales and treatment for foreign currency transactions.

The tax character of distributions paid during the years ended March 31, 2004 and 2003 was as follows:

----------------------------------------------------------------------------------------------------------------------

                                                                                          EXEMPT-
                                        YEARS       ORDINARY          LONG-TERM          INTEREST           TOTAL
                                        ENDED        INCOME          CAPITAL GAINS       DIVIDENDS       DISTRIBUTIONS
----------------------------------------------------------------------------------------------------------------------
Jamestown Balanced Fund                3/31/04     $ 1,584,645       $  2,991,258        $   --         $   4,575,903
                                       3/31/03     $ 1,721,820       $     --            $   --         $   1,721,820
----------------------------------------------------------------------------------------------------------------------
Jamestown Equity Fund                  3/31/04     $   127,664       $  1,325,502        $   --         $   1,453,166
                                       3/31/03     $   109,812       $     --            $   --         $     109,812
----------------------------------------------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund     3/31/04     $      --         $     --            $ 1,211,959    $   1,211,959
                                       3/31/03     $      --         $     --            $ 1,349,803    $   1,349,803
----------------------------------------------------------------------------------------------------------------------
Jamestown International Equity Fund    3/31/04     $   150,544       $     --            $   --         $     150,544
                                       3/31/03     $   167,663       $     --            $   --         $     167,663
----------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributable earnings at March 31, 2004 was as follows:

------------------------------------------------------------------------------------------------------------------

                                                      JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                       BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                         FUND            FUND        VIRGINIA FUND    EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Cost of portfolio investments ....................   $ 52,831,489    $ 41,535,945    $ 31,134,414    $ 17,881,047
                                                     ============    ============    ============    ============
Gross unrealized appreciation ....................   $ 11,346,740    $  9,203,868    $  2,126,559    $  3,441,427
Gross unrealized depreciation ....................       (403,722)       (461,350)        (23,921)       (612,719)
                                                     ------------    ------------    ------------    ------------
Net unrealized appreciation on investments .......   $ 10,943,018    $  8,742,518    $  2,102,638    $  2,828,708
Net unrealized appreciation on translation of
assets and liabilities in foreign currencies .....           --              --              --             1,396
Undistributed ordinary income ....................         24,777            --            28,052          18,572
Undistributed long-term gains ....................         96,632          86,733            --              --
Capital loss carryforwards .......................           --              --           (79,673)    (19,373,636)
Other temporary differences ......................       (119,617)        (86,733)        (28,052)           --
                                                     ------------    ------------    ------------    ------------
Total distributable earnings (accumulated deficit)   $ 10,944,810    $  8,742,518    $  2,022,965    $(16,524,960)
                                                     ============    ============    ============    ============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
The difference between the federal income tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

During the year ended March 31, 2004, The Jamestown Balanced Fund, The Jamestown Equity Fund and the The Jamestown Tax Exempt Virginia Fund utilized capital loss carryforwards of $24,709, $27,179 and $126,089, respectively, to offset current year realized gains.

As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------
                                                               EXPIRES
                                            AMOUNT             MARCH 31,
--------------------------------------------------------------------------------
Jamestown Tax Exempt Virginia Fund       $     79,673            2009

Jamestown International Equity Fund      $  4,874,364            2010
                                           13,878,931            2011
                                              620,341            2012
                                         ------------
                                         $ 19,373,636
                                         ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

For the year ended March 31, 2004, The Jamestown Balanced Fund reclassified $153,385 of overdistributed net investment income against accumulated net realized gains and The Jamestown Tax Exempt Virginia Fund reclassified $11,077 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

2.  INVESTMENT  TRANSACTIONS
Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2004:

------------------------------------------------------------------------------------------------------------------
                                                 JAMESTOWN         JAMESTOWN        JAMESTOWN         JAMESTOWN
                                                  BALANCED           EQUITY         TAX EXEMPT      INTERNATIONAL
                                                    FUND              FUND         VIRGINIA FUND     EQUITY FUND
------------------------------------------------------------------------------------------------------------------
Purchases of investment securities .........  $   21,809,602     $  25,183,325     $ 14,641,690    $  17,589,168
                                              ==============     =============     ============    =============
Proceeds from sales and maturities
 of investment securities ..................  $   28,742,715     $  23,067,148     $ 15,668,969    $  26,531,579
                                              ==============     =============     ============    =============
------------------------------------------------------------------------------------------------------------------

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of ..65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of ..65% on its average daily net assets up to $500 million and .55% on such net assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

The Adviser currently intends to limit the total operating expenses of The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund to 0.69% and 1.38%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $17,601 and $91,144, respectively, of such Funds' investment advisory fees during the year ended March 31, 2004.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund at an annual rate of .15% on its respective average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million. From The Jamestown International Equity Fund, Ultimus receives a monthly fee at an annual rate of ..20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
4.  DIRECTED BROKERAGE ARRANGEMENT
In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $28,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2004.

5.  FOREIGN CURRENCY TRANSLATION
With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6. FORWARD  FOREIGN  CURRENCY  EXCHANGE  CONTRACTS
The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

upon  entering   into  these   contracts   from  the   potential   inability  of
counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of March 31, 2004, The Jamestown International Equity Fund had no outstanding forward foreign currency exchange contracts.

5.  CONTINGENCIES  AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund,
The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund, and The Jamestown International Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:



                                                                                   POSITION HELD               LENGTH OF
TRUSTEE                                ADDRESS                               AGE   WITH THE TRUST              TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.              931 Broad Street Road                  67   Chairman and                Since
                                       Manakin-Sabot, VA                           Trustee                     June 1991
-----------------------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III              1802 Bayberry Court, Suite 400         67   Trustee and                 Since
                                       Richmond, VA                                Vice President              September 1988
-----------------------------------------------------------------------------------------------------------------------------
*John T. Bruce                         800 Main Street                        50   Trustee                     Since
                                       Lynchburg, VA                                                           September 1988
-----------------------------------------------------------------------------------------------------------------------------
 J. Finley Lee                         200 Westminster Drive                  64   Trustee                     Since
                                       Chapel Hill, NC                                                         September 1988
-----------------------------------------------------------------------------------------------------------------------------
*Richard Mitchell                      150 Government Street                  54   Trustee                     Since
                                       Mobile, AL                                                              June 1991
-----------------------------------------------------------------------------------------------------------------------------
 Richard L. Morrill                    University of Richmond                 64   Trustee                     Since
                                       Richmond, VA                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette                 100 Jacintopport Boulevard             44   Trustee                     Since
                                       Saraland, AL                                                            March 1993
-----------------------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.                    47 Willway Avenue                      71   Trustee                     Since
                                       Richmond, VA                                                            July 1997
-----------------------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III                    2300 Clarendon Boulevard, Suite 407    68   Trustee                     Since
                                       Arlington, VA                                                           November 1988
-----------------------------------------------------------------------------------------------------------------------------
 Charles M. Caravati III               1802 Bayberry Court, Suite 400         39   President, Jamestown        Since
                                       Richmond, VA                                Balanced Fund,              January 1996
                                                                                   Equity Fund and
                                                                                   International Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Beth Ann Gustafson                    1802 Bayberry Court, Suite 400         45   President, Jamestown        Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    March 1995
-----------------------------------------------------------------------------------------------------------------------------
 Lawrence B. Whitlock, Jr.             1802 Bayberry Court, Suite 400         56   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           February 2002
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Connie R. Taylor                      1802 Bayberry Court, Suite 400         54   Vice President, Jamestown   Since
                                       Richmond, VA                                Balanced Fund and           March 1993
                                                                                   Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
 Pamela C. Simms                       1802 Bayberry Court, Suite 400         43   Vice President, Jamestown   Since
                                       Richmond, VA                                Tax Exempt Virginia Fund    February 2003
-----------------------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey                      135 Merchant Street, Suite 230         47   Vice President              Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 Mark J. Seger                         135 Merchant Street, Suite 230         42   Treasurer                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------
 John F. Splain                        135 Merchant Street, Suite 230         47   Secretary                   Since
                                       Cincinnati, OH                                                          November 2000
-----------------------------------------------------------------------------------------------------------------------------

* Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm). Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemicals manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirment System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Charles M. Caravati III is a Managing Director of the Adviser.

Beth Ann Gustafson is Vice President and a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is an Administrator of the Adviser.

Pamela C. Simms is an Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about member of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-866-738-1126.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2004. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The
Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund intend to designate up to a maximum amount of $1,584,645, $127,664 and $150,544, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2004, 100% and 39% of the dividends paid from ordinary income by The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

Additionally, The Jamestown International Equity Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended March 31, 2004 is $83,088. The foreign source income for information purposes is $543,015.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

================================================================================



                              THE JAMESTOWN FUNDS
                              Investment Advisor
                              Lowe, Brockenbrough & Company, Inc.
                              1802 Bayberry Court
                              Suite 400
                              Richmond, Virginia 23226
                              www.jamestownfunds.com

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O.  Box  46707
                              Cincinnati,   Ohio  45246-0707
                              (Toll-Free)   1-866-738-1126

                              INDEPENDENT AUDITORS
                              Ernst & Young LLP
                              1900 Scripps Center
                              312 Walnut Street
                              Cincinnati, Ohio 45202

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, Massachusetts 02109

                              BOARD OF TRUSTEES
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard Mitchell
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the Securities and Exchange Commission's website at http://www.sec.gov.


================================================================================

================================================================================

               ==================================================
               |                                                |
               |                      THE                       |
               |               GOVERNMENT STREET                |
               |                     FUNDS                      |
               |                                                |
               |                                                |
               |              No-Load Mutual Funds              |
               |                                                |
               |                                                |
               |                  Annual Report                 |
               |                 March 31, 2004                 |
               |                  (Unaudited)                   |
               |                                                |
               ==================================================

                         T. Leavell & Associates, Inc.
                       ----------------------------------
                       I N V E S T M E N T  A D V I S E R
                       ----------------------------------
                                  Founded 1979

               ==================================================
               |                                                |
               |       The Government Street Equity Fund        |
               |       The Government Street Mid-Cap Fund       |
               |        The Government Street Bond Fund         |
               |         The Alabama Tax Free Bond Fund         |
               |                                                |
               ==================================================

LETTER FROM THE PRESIDENT                                           MAY 11, 2004
================================================================================

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Report of The Government Street Funds for the year ended March 31, 2004.

THE GOVERNMENT STREET EQUITY FUND
---------------------------------
     After three consecutive years (2000-2002) of negative performance, the U.S. stock market experienced a significant rebound across all capitalization ranges in calendar year 2003 and for the twelve months ended March 31, 2004. The Government Street Equity Fund (GSEF) participated in this market and for its fifth consecutive fiscal year outperformed the S&P 500 Index with a return of 36.09% versus the Index's return of 35.12%. The Fund has not accomplished this goal by hitting "home runs" - i.e., by having concentrations in a few stocks whose performance greatly exceeded that of the overall market. Rather, the GSEF has achieved its results by avoiding a situation where the disastrous results of a few stocks can bring disastrous results to the investment return of the entire portfolio.

     By carefully and systematically constructing a broadly diversified portfolio of high quality common stocks and by keeping operating and transactional expenses low, we believe the GSEF can provide investment returns within a narrow band relative to the market during short periods. This is crucial in providing the greater compounded returns over longer periods that we expect our fund to produce.

     The GSEF is designed to provide a core investment in an investor's common stock portfolio. We believe that the S&P 500 Index is representative of the general market performance of common stocks, and it serves as the Fund's benchmark for relative performance. The Fund seeks to exceed the performance of the Index through a process of quantitative stock selection while controlling risk with broad diversification. In fact, the good relative performance of the Fund over the past 5 years is less attributable to any isolated decisions made with respect to individual stock selection than it is to the fact that, on balance, more good stock selections were made than bad ones. For example, out of the 136 stocks in the GSEF's portfolio at fiscal year-end, 84 had greater returns over the previous twelve months than the 35.12% return of the S&P 500. The balance between growth and value, the diversification over capitalization ranges of the S&P 500, the broad industry and sub-industry representation and individual stock selection - taken together - account for the results.

     So far, 2004 is unfolding to be a challenging year in the stock market. Potential increases in the level of interest rates, rising energy prices, the war in Iraq, the Presidential election and the myriad of other considerations that affect us everyday are likely to be reflected in increased market volatility. To attempt to predict the future is foolhardy. To understand the impact of current events on capital markets is a constant challenge.

     Good investment results tend to be achieved through consistent application of strategies that are governed by an overarching philosophy.

The investment philosophy and the investment strategies that have served the clients of T. Leavell & Associates, Inc. for 25 years will continue to provide a guideline for The Government Street Equity Fund. The S&P 500 Index has served for decades as a benchmark for investment managers; and for decades only a minority of investment managers have consistently outperformed it. By doing so over the last 5 years, we hope that we have earned the confidence and trust that you have placed in our Fund.

     For the year ended March 31, 2004, the Fund's net assets were $129,718,622; net asset value was $46.10; and the ratio of expenses to average net assets was 0.79%.

THE GOVERNMENT STREET MID-CAP FUND
----------------------------------
     On November 17, 2003, T. Leavell & Associates, Inc. launched The Government Street Mid-Cap Fund. The objective for this Fund is to provide a low cost vehicle through which investments can be made in a broadly diversified portfolio of mid-capitalization stocks. As such, we have chosen the Standard & Poor's MidCap 400 Index as our performance benchmark. Furthermore, we define the common stocks issued by the companies contained within this index as our primary universe of potential holdings. The approximate range of market capitalization for these companies is between $300 million and $11.3 billion. It is our belief that a portfolio constructed from such a universe of "mid cap" companies can provide the benefit of additional diversification to an investor and offer a better overall risk/return ratio for their equity investments.

     In fact, the recent trend of strong performance in "mid cap" stocks carried over into the first quarter of 2004. The consumer staples, consumer discretionary and energy sectors of the market led the S&P 400 Index higher to begin the year. These middle capitalization companies outperformed their larger peers in the S&P 500 Index by approximately 3.38% during the quarter.

         So far, we believe The Government Street Mid-Cap Fund is achieving its performance objectives. For the quarter ended March 31, 2004, the Fund's total return was 4.55%. For the period since inception (November 17, 2003) through March 31, 2004, the return was 6.83%. In both cases, this performance trailed the benchmark S&P MidCap 400 returns of 5.06% and 9.63%, respectively. However, this underperformance was largely attributable to the timing and process of becoming fully invested over the first 4 1/2 months of the Fund's existence. Supporting this statement is the fact that the investment returns of the equity-only component (i.e., excluding cash and expenses), 5.31% and 9.64% for the quarter and since inception, respectively, actually exceeded the return of the Index during those periods. As a result, it is apparent that the cash held in the Fund (while initial investments were being made) was the primary reason for the relative underperformance against the Index during these time periods. These comparative returns give us great confidence that the methodology and process being used in the portfolio management of the Fund are working. It is our strong belief that investments in this area of the U.S. stock market ultimately will enhance the overall investment performance of equity investors.

         On March 31, 2004 the net assets of the Fund were $19,226,988; net asset value was $10.33.

THE GOVERNMENT STREET BOND FUND
-------------------------------
     Although the Federal Reserve Board maintained interest rates at historically low levels during 2003 - cutting the Federal Funds Rate by an additional 25 basis points to 1.00% - the ebb and flow of inflationary expectations, economic growth and employment figures resulted in price volatility and ultimately in below average returns from bonds for the twelve months ended March 31, 2004.

     In anticipation of rising interest rates, The Government Street Bond Fund's
(GSBF) portfolio has continuously been adjusted over the past year to a more and more defensive position. On March 31, 2004 the Fund's portfolio had an average maturity of 3.8 years - the lowest in the Fund's 13 year history. By comparison, the average maturities of the Lehman Aggregate Bond Index and the Lehman
Government/Corporate Intermediate Bond Index were 7.3 years and 4.5 years, respectively.

     As a result of the Fund's defensive strategy (i.e., its short average maturity), it has under-performed its benchmark over the twelve months ended March 31, 2004. The GSBF's return was 3.34% compared to the 5.30% return of the Lehman Government/Corporate Intermediate Bond Index (the Index). The following chart outlines the defensive structure and investment return of the Fund (compared to the Index) by sector:

--------------------------------------------------------------------------------
                                   DURATION              12 MOS. RETURN
--------------------------------------------------------------------------------
                                GSBF*     LGCI**         GSBF*     LGCI**
--------------------------------------------------------------------------------
 U.S. Treasuries              2.7 Yrs    3.5 Yrs         3.17%     3.48%
 Agencies                     4.8 Yrs    3.3 Yrs         3.97%     3.75%
 Corporate Bonds              2.7 Yrs    4.2 Yrs         5.22%     7.50%
--------------------------------------------------------------------------------
*    Government Street Bond Fund
**   Lehman Government/Corporate Intermediate Bond Index

     As outlined above, the Fund's underperformance was particularly acute in the corporate sector of the Fund where its shorter, high quality issues caused it to give up return to the Index where there was a premium gained for longer, lower quality securities.

     Interest rates are poised to rise in the months ahead; if they do, bond prices will fall. Yet, we believe that the GSBF's short, high quality portfolio will provide stability to the Fund during the volatile interest rate environment that we anticipate over the next twelve months.

     For the year ended March 31, 2004, The Government Street Bond Fund's ratio of net investment income to average net assets was 3.65%. Net assets of the fund were $64,004,940; net asset value was $21.24.

THE ALABAMA TAX FREE BOND FUND
------------------------------
     Tax exempt yields and municipal bond prices experienced considerable volatility during 2003. Despite this volatility, the Alabama Tax Free Bond Fund (ALABX) ended its fiscal year (March 31, 2004) with its net asset value within one penny of where it began - $10.89 on March 31, 2003 versus $10.90 on March 31, 2004.

     The total return of the Fund was 3.40% for the twelve months ended March 31, 2004 compared to 4.53% for the Lipper Intermediate Municipal Fund Index (the Index). This underperformance is attributable to the Fund's having a shorter average maturity and higher average quality than that of the Index. By contrast the ALABX has only 1.5% of its bonds rated less than A; the funds, which comprise the Index, have an average of 10% of their portfolios in securities with ratings less than A. Further, the average maturities of the funds in the Index are 7.5 years versus 6.0 years for the ALABX.

     In addition, the Fund has taken a defensive position in anticipation of higher interest rates in the months ahead by maintaining higher than normal cash levels and by continuing to shorten the average maturity of the Fund during the past twelve months. The longest maturity of any bond acquired during the year was 7 years, and the weighted average maturity of all purchases was approximately 4.5 years. This shortening of its average maturity, and consequently its duration, was a move directed at preserving the Fund's principal value. Indeed, the Federal Reserve has already laid the groundwork to begin raising rates at some point during the summer of 2004. In that event, the ALABX should be well positioned to benefit on a relative basis if not on an absolute one.

     At March 31, 2004, the net assets of the fund were $38,702,253; net asset value was $10.90; and the ratio of net investment income to average net assets was 3.26%.

     Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

     Very truly yours,

     /s/ Thomas W. Leavell                /s/ Richard Mitchell

     Thomas W. Leavell                    Richard Mitchell
     President                            President
     T. Leavell & Associates, Inc.        The Government Street Funds

                                      THE GOVERNMENT STREET EQUITY FUND
                                      ---------------------------------

      COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000  INVESTMENT  IN THE  GOVERNMENT STREET EQUITY
                    FUND, THE STANDARD & POOR'S 500 INDEX AND THE CONSUMER PRICE INDEX


[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                       THE GOVERNMENT STREET EQUITY FUND:
              ----------------------------                       ---------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           0.42%          10,042              06/30/94        -3.00%           9,700
       09/30/94           4.89%          10,534              09/30/94         5.37%          10,221
       12/31/94          -0.02%          10,531              12/31/94        -1.91%          10,025
       03/31/95           9.74%          11,557              03/31/95         6.75%          10,702
       06/30/95           9.55%          12,660              06/30/95         7.18%          11,471
       09/30/95           7.95%          13,666              09/30/95         6.05%          12,165
       12/31/95           6.02%          14,489              12/31/95         5.01%          12,774
       03/31/96           5.37%          15,267              03/31/96         5.53%          13,480
       06/30/96           4.49%          15,952              06/30/96         2.87%          13,868
       09/30/96           3.09%          16,445              09/30/96         5.17%          14,585
       12/31/96           8.34%          17,816              12/31/96         6.40%          15,518
       03/31/97           2.68%          18,293              03/31/97         1.59%          15,764
       06/30/97          17.46%          21,487              06/30/97        16.58%          18,379
       09/30/97           7.49%          23,097              09/30/97         6.15%          19,509
       12/31/97           2.87%          23,760              12/31/97         1.69%          19,839
       03/31/98          13.95%          27,074              03/31/98        10.70%          21,961
       06/30/98           3.30%          27,968              06/30/98         1.63%          22,320
       09/30/98          -9.95%          25,186              09/30/98        -9.05%          20,300
       12/31/98          21.30%          30,550              12/31/98        20.92%          24,546
       03/31/99           4.98%          32,072              03/31/99         2.72%          25,214
       06/30/99           7.05%          34,333              06/30/99         7.69%          27,154
       09/30/99          -6.24%          32,189              09/30/99        -6.56%          25,372
       12/31/99          14.88%          36,979              12/31/99        13.88%          28,893
       03/31/00           2.29%          37,827              03/31/00         4.66%          30,240
       06/30/00          -2.66%          36,822              06/30/00        -1.94%          29,653
       09/30/00          -0.97%          36,465              09/30/00        -0.37%          29,542
       12/31/00          -7.82%          33,612              12/31/00        -5.94%          27,786
       03/31/01         -11.86%          29,627              03/31/01       -13.60%          24,007
       06/30/01           5.85%          31,361              06/30/01         4.18%          25,010
       09/30/01         -14.68%          26,758              09/30/01       -13.10%          21,733
       12/31/01          10.69%          29,617              12/31/01        11.22%          24,171
       03/31/02           0.27%          29,698              03/31/02         0.70%          24,339
       06/30/02         -13.40%          25,720              06/30/02       -13.17%          21,133
       09/30/02         -17.28%          21,276              09/30/02       -15.90%          17,772
       12/31/02           8.44%          23,071              12/31/02         7.03%          19,022
       03/31/03          -3.15%          22,345              03/31/03        -3.36%          18,384
       06/30/03          15.39%          25,784              06/30/03        14.91%          21,125
       09/30/03           2.65%          26,467              09/30/03         3.08%          21,776
       12/31/03          12.18%          29,689              12/31/03        11.91%          24,368
       03/31/04           1.69%          30,192              03/31/04         2.67%          25,019


                   CONSUMER PRICE INDEX:
                  ---------------------

                         QTRLY
         DATE            RETURN         BALANCE
         ----            ------         -------
       03/31/94                          10,000
       06/30/94           0.60%          10,060
       09/30/94           0.90%          10,151
       12/31/94           0.60%          10,212
       03/31/95           0.80%          10,294
       06/30/95           0.90%          10,387
       09/30/95           0.40%          10,428
       12/31/95           0.50%          10,481
       03/31/96           0.80%          10,565
       06/30/96           1.10%          10,681
       09/30/96           0.44%          10,728
       12/31/96           0.82%          10,817
       03/31/97           0.70%          10,892
       06/30/97           0.19%          10,913
       09/30/97           0.44%          10,960
       12/31/97           0.62%          11,028
       03/31/98           0.12%          11,042
       06/30/98           0.56%          11,104
       09/30/98           0.42%          11,150
       12/31/98           0.42%          11,198
       03/31/99           0.24%          11,224
       06/30/99           0.91%          11,327
       09/30/99           0.54%          11,388
       12/31/99           0.78%          11,477
       03/31/00           0.95%          11,586
       06/30/00           1.00%          11,702
       09/30/00           0.76%          11,790
       12/31/01           0.75%          11,879
       03/31/01           0.98%          11,995
       06/30/01           1.08%          12,125
       09/30/01          -0.11%          12,111
       12/31/01          -0.06%          12,104
       03/31/02           0.23%          12,132
       06/30/02           1.12%          12,268
       09/30/02           0.50%          12,329
       12/31/02           0.33%          12,370
       03/31/03           0.99%          12,492
       06/30/03           0.22%          12,520
       09/30/03           0.60%          12,595
       12/31/03          -0.05%          12,589
       03/31/04           0.92%          12,705

Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                       Average Annual Total  Returns(a)
                                       (for years ended March 31, 2004)

                                     1 YEAR        5 YEARS       10 YEARS

The Government Street Equity Fund     36.09%        (0.16%)        9.60%
Standard & Poor's 500 Index           35.12%        (1.20%)       11.68%
Consumer Price Index                   1.70%         2.51%         2.42%
--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

                                      THE GOVERNMENT STREET MID-CAP FUND
                                      ----------------------------------

      COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000  INVESTMENT  IN THE  GOVERNMENT STREET MID-CAP
                             FUND, AND THE STANDARD & POOR'S MIDCAP 400 INDEX


[GRAPHIC OMITTED]

          STANDARD & POOR'S MIDCAP 400 INDEX:                  THE GOVERNMENT STREET MID-CAP FUND:
          ----------------------------------                   ----------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       11/17/03                          10,000              11/17/03                        10,000
       12/31/03           4.35%          10,435              12/31/03         2.18%          10,218
       03/31/04           5.06%          10,963              03/31/04         4.55%          10,683

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                                  Total Return(a)
                                      (for the period ended March 31, 2004)

                                                SINCE  INCEPTION*
The  Government  Street Mid-Cap Fund                  6.83%
Standard & Poor's MidCap 400 Index                    9.63%

(a) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The return does not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Initial public offering of shares was November 17, 2003.
--------------------------------------------------------------------------------


                                      THE GOVERNMENT STREET BOND FUND
                                      -------------------------------

        COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GOVERNMENT STREET BOND FUND,
          THE LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE BOND INDEX AND THE 90-DAY TREASURY BILL INDEX


[GRAPHIC OMITTED]

            LEHMAN GOVERNMENT/
            CORPORATE INTERMEDIATE BOND INDEX:                  THE GOVERNMENT STREET BOND FUND:
           ----------------------------------                   -------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94          -0.60%           9,940              06/30/94        -0.72%           9,928
       09/30/94           0.82%          10,022              09/30/94         0.70%           9,998
       12/31/94          -0.11%          10,010              12/31/94        -0.30%           9,968
       03/31/95           4.39%          10,450              03/31/95         4.46%          10,412
       06/30/95           5.00%          10,972              06/30/95         5.24%          10,958
       09/30/95           1.66%          11,154              09/30/95         1.44%          11,115
       12/31/95           3.52%          11,546              12/31/95         3.54%          11,509
       03/31/96          -0.83%          11,450              03/31/96        -0.99%          11,395
       06/30/96           0.63%          11,522              06/30/96         0.61%          11,464
       09/30/96           1.78%          11,727              09/30/96         1.73%          11,663
       12/31/96           2.45%          12,014              12/31/96         2.30%          11,931
       03/31/97          -0.11%          12,001              03/31/97        -0.10%          11,919
       06/30/97           2.95%          12,355              06/30/97         2.90%          12,264
       09/30/97           2.70%          12,689              09/30/97         2.76%          12,603
       12/31/97           2.14%          12,960              12/31/97         2.09%          12,866
       03/31/98           1.56%          13,162              03/31/98         1.55%          13,065
       06/30/98           1.88%          13,410              06/30/98         1.87%          13,309
       09/30/98           4.49%          14,012              09/30/98         3.77%          13,811
       12/31/98           0.29%          14,053              12/31/98         0.07%          13,821
       03/31/99          -0.19%          14,026              03/31/99        -0.39%          13,767
       06/30/99          -0.40%          13,970              06/30/99        -1.24%          13,596
       09/30/99           0.92%          14,098              09/30/99         0.67%          13,688
       12/31/99           0.05%          14,105              12/31/99        -0.05%          13,680
       03/31/00           1.50%          14,317              03/31/00         1.31%          13,859
       06/30/00           1.69%          14,559              06/30/00         1.64%          14,087
       09/30/00           2.88%          14,978              09/30/00         3.09%          14,522
       12/31/00           3.70%          15,532              12/31/00         3.86%          15,083
       03/31/01           3.40%          16,060              03/31/01         3.14%          15,557
       06/30/01           0.67%          16,168              06/30/01         0.54%          15,642
       09/30/01           4.61%          16,913              09/30/01         4.29%          16,313
       12/31/01           0.09%          16,929              12/31/01        -0.06%          16,304
       03/31/02          -0.23%          16,890              03/31/02         0.08%          16,316
       06/30/02           3.55%          17,489              06/30/02         3.02%          16,809
       09/30/02           4.53%          18,281              09/30/02         3.62%          17,417
       12/31/02           1.69%          18,590              12/31/02         1.40%          17,661
       03/31/03           1.50%          18,869              03/31/03         1.03%          17,844
       06/30/03           2.72%          19,382              06/30/03         1.77%          18,160
       09/30/03          -0.02%          19,378              09/30/03        -0.15%          18,133
       12/31/03           0.06%          19,390              12/31/03         0.29%          18,185
       03/31/04           2.47%          19,869              03/31/04         1.40%          18,439


            90-DAY TREASURY BILL INDEX:
            ---------------------------

                      QTRLY
         DATE         RETURN        BALANCE
         ----         ------        -------
       03/31/94                      10,000
       06/30/94        0.96%         10,096
       09/30/94        1.08%         10,205
       12/31/94        1.33%         10,340
       03/31/95        1.50%         10,495
       06/30/95        1.50%         10,653
       09/30/95        1.42%         10,805
       12/31/95        1.47%         10,964
       03/31/96        1.23%         11,099
       06/30/96        1.29%         11,242
       09/30/96        1.38%         11,397
       12/31/96        1.30%         11,545
       03/31/97        1.28%         11,693
       06/30/97        1.36%         11,852
       09/30/97        1.34%         12,011
       12/31/97        1.25%         12,161
       03/31/98        1.30%         12,319
       06/30/98        1.29%         12,478
       09/30/98        1.42%         12,655
       12/31/98        1.13%         12,797
       03/31/99        1.06%         12,933
       06/30/99        1.20%         13,087
       09/30/99        1.27%         13,253
       12/31/99        1.25%         13,418
       03/31/00        1.40%         13,605
       06/30/00        1.52%         13,811
       09/30/00        1.51%         14,019
       12/31/00        1.63%         14,248
       03/31/01        1.51%         14,462
       06/30/01        1.12%         14,624
       09/30/01        1.08%         14,783
       12/31/01        0.64%         14,877
       03/31/02        0.43%         14,941
       06/30/02        0.43%         15,005
       09/30/02        0.43%         15,069
       12/31/02        0.39%         15,128
       03/31/03        0.30%         15,174
       06/30/03        0.25%         15,211
       09/30/03        0.24%         15,248
       12/31/03        0.24%         15,285
       03/31/04        0.23%         15,320


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                          (for years ended March 31, 2004)

                                          1 YEAR     5 YEARS    10 YEARS

The Government Street Bond Fund            3.34%       6.02%      6.31%
Lehman Government/Corporate
Intermediate Bond Index                    5.30%       7.21%      7.11%
90-Day Treasury Bill Index                 0.96%       3.45%      4.36%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


                                      THE ALABAMA TAX FREE BOND FUND
                                      ------------------------------

        COMPARISON  OF THE  CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE ALABAMA TAX FREE BOND FUND,
          THE LEHMAN 7-YEAR G.O. MUNICIPAL BOND INDEX, THE LEHMAN 3-YEAR MUNICIPAL BOND INDEX AND
                                 THE LIPPER INTERMEDIATE MUNICIPAL FUND INDEX


[GRAPHIC OMITTED]


           LEHMAN 3-YEAR MUNICIPAL BOND INDEX:                  THE ALABAMA TAX FREE BOND FUND:
           ----------------------------------                   ------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           1.09%          10,109              06/30/94         0.63%          10,063
       09/30/94           0.93%          10,203              09/30/94         0.54%          10,117
       12/31/94           0.01%          10,204              12/31/94        -1.17%           9,999
       03/31/95           2.81%          10,491              03/31/95         4.67%          10,466
       06/30/95           2.12%          10,713              06/30/95         2.68%          10,746
       09/30/95           2.14%          10,941              09/30/95         2.14%          10,976
       12/31/95           1.54%          11,109              12/31/95         2.41%          11,241
       03/31/96           0.56%          11,172              03/31/96        -0.36%          11,200
       06/30/96           0.81%          11,262              06/30/96         0.26%          11,230
       09/30/96           1.32%          11,411              09/30/96         1.68%          11,418
       12/31/96           1.68%          11,602              12/31/96         2.16%          11,665
       03/31/97           0.41%          11,650              03/31/97        -0.31%          11,628
       06/30/97           1.85%          11,865              06/30/97         2.45%          11,913
       09/30/97           1.71%          12,068              09/30/97         2.03%          12,156
       12/31/97           1.42%          12,240              12/31/97         2.02%          12,401
       03/31/98           1.03%          12,366              03/31/98         0.74%          12,494
       06/30/98           1.13%          12,506              06/30/98         1.15%          12,637
       09/30/98           1.98%          12,753              09/30/98         2.59%          12,965
       12/31/98           0.97%          12,877              12/31/98         0.57%          13,038
       03/31/99           1.11%          13,020              03/31/99         0.36%          13,085
       06/30/99          -0.44%          12,962              06/30/99        -1.64%          12,871
       09/30/99           1.00%          13,092              09/30/99         0.30%          12,909
       12/31/99           0.29%          13,130              12/31/99         0.00%          12,910
       03/31/00           1.01%          13,263              03/31/00         1.71%          13,130
       06/30/00           1.39%          13,447              06/30/00         1.21%          13,289
       09/30/00           1.61%          13,664              09/30/00         1.89%          13,540
       12/31/00           2.09%          13,949              12/31/00         3.15%          13,967
       03/31/01           2.62%          14,315              03/31/01         2.19%          14,273
       06/30/01           1.21%          14,488              06/30/01         0.47%          14,340
       09/30/01           2.37%          14,831              09/30/01         2.27%          14,666
       12/31/01           0.24%          14,867              12/31/01        -0.61%          14,576
       03/31/02           0.51%          14,943              03/31/02         0.47%          14,645
       06/30/02           2.94%          15,381              06/30/02         3.39%          15,142
       09/30/02           2.23%          15,724              09/30/02         3.88%          15,729
       12/31/02           0.91%          15,867              12/31/02         0.47%          15,803
       03/31/03           0.84%          16,001              03/31/03         0.70%          15,915
       06/30/03           0.88%          16,141              06/30/03         1.95%          16,225
       09/30/03           1.10%          16,319              09/30/03         0.19%          16,256
       12/31/03          -0.17%          16,291              12/31/03         0.36%          16,314
       03/31/04           0.93%          16,443              03/31/04         0.87%          16,456


        LEHMAN 7-YEAR G.O.MUNICIPAL BOND INDEX:              LIPPER INTERMEDIATE MUNICIPAL FUND INDEX:
        --------------------------------------               ----------------------------------------

                         QTRLY                                                QTRLY
         DATE            RETURN          BALANCE                DATE          RETURN         BALANCE
         ----            ------          -------                ----          ------         -------
       03/31/94                          10,000              03/31/94                        10,000
       06/30/94           1.38%          10,138              06/30/94         0.92%          10,092
       09/30/94           0.77%          10,216              09/30/94         0.59%          10,152
       12/31/94          -1.00%          10,114              12/31/94        -1.12%          10,038
       03/31/95           5.42%          10,662              03/31/95         4.98%          10,538
       06/30/95           2.69%          10,948              06/30/95         2.25%          10,774
       09/30/95           3.29%          11,309              09/30/95         2.40%          11,033
       12/31/95           2.46%          11,587              12/31/95         2.68%          11,329
       03/31/96          -0.21%          11,562              03/31/96        -0.54%          11,267
       06/30/96           0.29%          11,596              06/30/96         0.44%          11,317
       09/30/96           1.88%          11,814              09/30/96         1.83%          11,525
       12/31/96           2.57%          12,118              12/31/96         2.20%          11,779
       03/31/97          -0.15%          12,099              03/31/97        -0.02%          11,776
       06/30/97           2.78%          12,436              06/30/97         2.64%          12,088
       09/30/97           2.67%          12,768              09/30/97         2.45%          12,384
       12/31/97           2.19%          13,047              12/31/97         2.16%          12,651
       03/31/98           1.15%          13,197              03/31/98         0.96%          12,772
       06/30/98           1.12%          13,345              06/30/98         1.22%          12,928
       09/30/98           3.34%          13,791              09/30/98         2.78%          13,286
       12/31/98           0.63%          13,878              12/31/98         0.57%          13,362
       03/31/99           0.79%          13,988              03/31/99         0.56%          13,436
       06/30/99          -1.64%          13,758              06/30/99        -1.67%          13,211
       09/30/99           0.80%          13,868              09/30/99         0.06%          13,220
       12/31/99          -0.09%          13,856              12/31/99        -0.31%          13,178
       03/31/00           1.51%          14,065              03/31/00         1.76%          13,411
       06/30/00           1.66%          14,298              06/30/00         1.21%          13,573
       09/30/00           2.25%          14,620              09/30/00         2.09%          13,857
       12/31/00           3.37%          15,113              12/31/00         3.35%          14,321
       03/31/01           2.57%          15,501              03/31/01         2.26%          14,645
       06/30/01           0.73%          15,614              06/30/01         0.74%          14,753
       09/30/01           2.75%          16,044              09/30/01         2.59%          15,135
       12/31/01          -0.93%          15,895              12/31/01        -0.84%          15,008
       03/31/02           0.95%          16,046              03/31/02         0.72%          15,116
       06/30/02           4.26%          16,729              06/30/02         3.54%          15,651
       09/30/02           4.36%          17,458              09/30/02         3.87%          16,257
       12/31/02           0.13%          17,481              12/31/02         0.02%          16,261
       03/31/03           1.36%          17,719              03/31/03         0.99%          16,421
       06/30/03           2.66%          18,190              06/30/03         2.20%          16,782
       09/30/03           0.60%          18,299              09/30/03         0.20%          16,816
       12/31/03           0.87%          18,459              12/31/03         0.91%          16,969
       03/31/04           1.51%          18,737              03/31/04         1.16%          17,166


Past performance is not predictive of future performance.

--------------------------------------------------------------------------------
                                         Average Annual Total Returns(a)
                                         (for years ended March 31, 2004)

                                          1 YEAR     5 YEARS    10 YEARS

The Alabama Tax Free Bond Fund             3.40%       4.69%      5.11%
Lehman 7-Year G.O. Municipal Bond Index    5.75%       6.02%      6.48%
Lehman 3-Year Municipal Bond Index         2.76%       4.78%      5.10%
Lipper Intermediate Municipal Fund Index   4.53%       5.02%      5.50%

--------------------------------------------------------------------------------

(a) Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2004
======================================================================================================
                                             GOVERNMENT     GOVERNMENT      GOVERNMENT      ALABAMA
                                               STREET         STREET          STREET        TAX FREE
                                               EQUITY        MID-CAP           BOND           BOND
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost ..................   $ 91,693,532   $ 18,932,697    $ 62,985,126   $ 36,714,170
                                            ============   ============    ============   ============
   At value (Note 1) ....................   $130,015,868   $ 19,342,102    $ 65,487,555   $ 38,718,173
Dividends and interest receivable .......        144,379         12,460         687,038        423,466
Receivable for capital shares sold ......         71,724         25,780          34,779        264,250
Other assets ............................          2,639          1,675           1,911          2,185
                                            ------------   ------------    ------------   ------------
   TOTAL ASSETS .........................    130,234,610     19,382,017      66,211,283     39,408,074
                                            ------------   ------------    ------------   ------------

LIABILITIES
Distributions payable ...................          3,919          6,773          12,683         23,786
Payable for investment securities purchased      271,420        125,548       2,097,917        404,443
Payable for capital shares redeemed .....        158,254          7,966          59,956        257,333
Accrued investment advisory fees (Note 3)         50,655          2,442          27,031         10,609
Accrued administration fees (Note 3) ....         12,500          4,000           4,100          4,600
Other accrued expenses ..................         19,240          8,300           4,656          5,050
                                            ------------   ------------    ------------   ------------
   TOTAL LIABILITIES ....................        515,988        155,029       2,206,343        705,821
                                            ------------   ------------    ------------   ------------

NET ASSETS ..............................   $129,718,622   $ 19,226,988    $ 64,004,940   $ 38,702,253
                                            ============   ============    ============   ============


Net assets consist of:
Paid-in capital .........................   $ 94,223,151   $ 18,817,511    $ 63,287,634   $ 36,812,687
Undistributed (overdistributed) net
   investment income ....................            212           --          (502,180)        11,983
Accumulated net realized gains (losses)
   from security transactions ...........     (2,827,077)            72      (1,282,943)      (126,420)
Net unrealized appreciation
   on investments .......................     38,322,336        409,405       2,502,429      2,004,003
                                            ------------   ------------    ------------   ------------

NET ASSETS ..............................   $129,718,622   $ 19,226,988    $ 64,004,940   $ 38,702,253
                                            ============   ============    ============   ============


Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value) .......................      2,813,681      1,861,129       3,013,699      3,551,112
                                            ============   ============    ============   ============

Net asset value, offering price and
   redemption price per share (Note 1) ..   $      46.10   $      10.33    $      21.24   $      10.90
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2004(a)
======================================================================================================
                                             GOVERNMENT     GOVERNMENT      GOVERNMENT      ALABAMA
                                               STREET         STREET          STREET        TAX FREE
                                               EQUITY        MID-CAP           BOND           BOND
                                                FUND           FUND            FUND           FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................   $     31,169   $      9,617    $  2,669,171   $  1,412,498
   Dividends ............................      1,750,006         59,266            --             --
                                            ------------   ------------    ------------   ------------
       TOTAL INVESTMENT INCOME ..........      1,781,175         68,883       2,669,171      1,412,498
                                            ------------   ------------    ------------   ------------

EXPENSES
   Investment advisory fees (Note 3) ....        670,074         42,743         306,966        126,684
   Administration fees (Note 3) .........        133,235         17,867          46,164         51,521
   Custodian fees .......................         18,555         11,331          12,249          5,800
   Professional fees ....................         15,241          4,228          15,241         13,141
   Trustees' fees and expenses ..........         12,252          3,700          12,252         12,252
   Pricing costs ........................          4,278          1,104          11,217         14,766
   Postage and supplies .................          9,215          2,057           6,452          6,291
   Registration fees ....................          4,966          5,368           3,316          3,038
   Insurance expense ....................          7,377           --             5,236          3,458
   Organization expense (Note 3) ........           --            9,000            --             --
   Printing of shareholder reports ......          4,645           --             2,206          1,956
   Other expenses .......................         24,762          1,225           9,131          5,480
                                            ------------   ------------    ------------   ------------
       TOTAL EXPENSES ...................        904,600         98,623         430,430        244,387
   Fees waived and expenses reimbursed
       by the Adviser (Note 3) ..........           --          (35,934)           --        ( 9,117 )
                                            ------------   ------------    ------------   ------------
       NET EXPENSES .....................        904,600         62,689         430,430        235,270
                                            ------------   ------------    ------------   ------------

NET INVESTMENT INCOME ...................        876,575          6,194       2,238,741      1,177,228
                                            ------------   ------------    ------------   ------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
   Net realized gains from
       security transactions ............        137,945        626,308         246,673         35,552
   Net change in unrealized appreciation/
       depreciation on investments ......     32,066,879        409,405        (504,701)       (49,125)
                                            ------------   ------------    ------------   ------------

NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     32,204,824      1,035,713        (258,028)       (13,573)
                                            ------------   ------------    ------------   ------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................   $ 33,081,399   $  1,041,907    $  1,980,713   $  1,163,655
                                            ============   ============    ============   ============


(a) Except for the Government Street Mid-Cap Fund, which represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================
                                                                              GOVERNMENT
                                                       GOVERNMENT STREET        STREET
                                                          EQUITY FUND        MID-CAP FUND
                                                 ---------------------------------------------
                                                      YEAR             YEAR         PERIOD
                                                      ENDED            ENDED         ENDED
                                                     MARCH 31,        MARCH 31,     MARCH 31,
                                                       2004             2003         2004(a)
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ....................    $    876,575     $    700,239   $      6,194
   Net realized gains (losses) from
       security transactions ................         137,945       (2,223,200)       626,308
   Net change in unrealized appreciation/
       depreciation on investments ..........      32,066,879      (25,347,255)       409,405
                                                 ------------     ------------   ------------
Net increase (decrease)
   in net assets from operations ............      33,081,399      (26,870,216)     1,041,907
                                                 ------------     ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...............        (880,061)        (706,615)        (6,194)
   From realized capital gains
       on security transactions .............            --               --         (626,236)
                                                 ------------     ------------   ------------
Net decrease in net assets from
   distributions to shareholders ............        (880,061)        (706,615)      (632,430)
                                                 ------------     ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ................      18,216,784       17,382,051     18,409,380
   Net asset value of shares issued in
       reinvestment of distributions
       to shareholders ......................         860,742          690,021        625,460
   Payments for shares redeemed .............      (9,397,421)      (8,358,649)      (217,329)
                                                 ------------     ------------   ------------
Net increase in net assets from
       capital share transactions ...........       9,680,105        9,713,423     18,817,511
                                                 ------------     ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS ............................      41,881,443      (17,863,408)    19,226,988

NET ASSETS
   Beginning of period ......................      87,837,179      105,700,587           --
                                                 ------------     ------------   ------------
   End of period ............................    $129,718,622     $ 87,837,179   $ 19,226,988
                                                 ============     ============   ============

UNDISTRIBUTED NET INVESTMENT
   INCOME ...................................    $        212     $      3,698   $       --
                                                 ============     ============   ============

CAPITAL SHARE ACTIVITY
   Sold .....................................         441,342          463,686      1,821,519
   Reinvested ...............................          20,271           19,604         60,561
   Redeemed .................................        (221,317)        (230,214)       (20,951)
                                                 ------------     ------------   ------------
   Net increase in shares outstanding .......         240,296          253,076      1,861,129
   Shares outstanding, beginning of period ..       2,573,385        2,320,309           --
                                                 ------------     ------------   ------------
   Shares outstanding, end of period ........       2,813,681        2,573,385      1,861,129
                                                 ============     ============   ============


(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

See accompanying notes to financial statements.


THE GOVERNMENT STREET FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================
                                                 GOVERNMENT STREET              ALABAMA TAX FREE
                                                      BOND FUND                     BOND FUND
                                                -------------------------------------------------------
                                                YEAR           YEAR            YEAR          YEAR
                                                ENDED          ENDED           ENDED         ENDED
                                               MARCH 31,      MARCH 31,       MARCH 31,     MARCH 31,
                                                 2004           2003            2004          2003
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ................   $  2,238,741   $  2,630,557    $  1,177,228   $  1,253,434
   Net realized gains from security
       transactions .....................        246,673        121,101          35,552            603
   Net change in unrealized appreciation/
       depreciation on investments ......       (504,701)     2,318,872         (49,125)     1,523,364
                                            ------------   ------------    ------------   ------------
Net increase in net assets from operations     1,980,713      5,070,530       1,163,655      2,777,401
                                            ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ...........     (2,903,909)    (2,956,335)     (1,173,843)    (1,246,713)
                                            ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ............     10,595,033      6,717,233       7,006,726      3,565,649
   Net asset value of shares issued in
       reinvestment of distributions
       to shareholders ..................      2,739,667      2,799,416         869,547        880,193
   Payments for shares redeemed .........     (7,071,137)    (6,654,729)     (3,892,384)    (2,851,419)
                                            ------------   ------------    ------------   ------------
Net increase in net assets from
   capital share transactions ...........      6,263,563      2,861,920       3,983,889      1,594,423
                                            ------------   ------------    ------------   ------------

TOTAL INCREASE IN NET ASSETS ............      5,340,367      4,976,115       3,973,701      3,125,111

NET ASSETS
   Beginning of year ....................     58,664,573     53,688,458      34,728,552     31,603,441
                                            ------------   ------------    ------------   ------------
   End of year ..........................   $ 64,004,940   $ 58,664,573    $ 38,702,253   $ 34,728,552
                                            ============   ============    ============   ============

UNDISTRIBUTED (OVERDISTRIBUTED)
   NET INVESTMENT INCOME ................   $ ( 502,180)   $ ( 672,701)    $     11,983   $     33,776
                                            ============   ============    ============   ============


CAPITAL SHARE ACTIVITY
   Sold .................................        495,424        314,578         641,837        332,470
   Reinvested ...........................        128,622        130,931          79,823         81,647
   Redeemed .............................       (332,138)      (310,972)       (358,193)      (265,360)
                                            ------------   ------------    ------------   ------------
   Net increase in shares outstanding ...        291,908        134,537         363,467        148,757
   Shares outstanding, beginning of year       2,721,791      2,587,254       3,187,645      3,038,888
                                            ------------   ------------    ------------   ------------
   Shares outstanding, end of year ......      3,013,699      2,721,791       3,551,112      3,187,645
                                            ============   ============    ============   ============


See accompanying notes to financial statements.


THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                       SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                    YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                    2004         2003        2002       2001      2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   34.13    $   45.55   $   45.14  $   57.07  $   48.10
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.32         0.28        0.21       0.19       0.18
   Net realized and unrealized
       gains (losses) on investments ........       11.97       (11.42)       0.41     (11.93)      9.39
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............       12.29       (11.14)       0.62     (11.74)      9.57
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
   Dividends from net
       investment income ....................       (0.32)       (0.28)      (0.21)     (0.19)     (0.18)
   Distributions from net realized gains ....          --           --          --         --      (0.42)
                                                ---------    ---------   ---------  ---------  ---------
Total distributions .........................       (0.32)       (0.28)      (0.21)     (0.19)     (0.60)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   46.10    $   34.13   $   45.55  $   45.14  $   57.07
                                                =========    =========   =========  =========  =========

Total return (a) ............................       36.09%      (24.47%)      1.38%    (20.61%)    19.93%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $ 129,719    $  87,837   $ 105,701   $ 95,511   $116,447
                                                =========    =========   =========  =========  =========

Ratio of expenses to average net assets .....        0.79%        0.81%       0.80%      0.80%      0.83%

Ratio of net investment income
   to average net assets ....................        0.77%        0.76%       0.47%      0.36%      0.35%

Portfolio turnover rate .....................          15%          12%         17%        11%        17%

(a) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


THE GOVERNMENT STREET MID-CAP FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ENDED MARCH 31, 2004(a)
========================================================================================================
Net asset value at beginning of period ..............................................    $   10.00
                                                                                         ---------

Income from investment operations:
   Net investment income ............................................................         0.01
   Net realized and unrealized gains on investments .................................         0.68
                                                                                         ---------
Total from investment operations ....................................................         0.69
                                                                                         ---------

Less distributions:
   Dividends from net investment income .............................................        (0.01)
   Distributions from net realized gains ............................................        (0.35)
                                                                                         ---------
Total distributions .................................................................        (0.36)
                                                                                         ---------

Net asset value at end of period ....................................................    $   10.33
                                                                                         =========


Total return (not annualized)(b) ....................................................         6.83%
                                                                                         =========


Net assets at end of period (000's) .................................................    $  19,227
                                                                                         =========


Ratio of net expenses to average net assets(c) ......................................       1.09%(d)

Ratio of net investment income to average net assets ................................       0.11%(d)

Portfolio turnover rate .............................................................        177%(d)

(a) Represents the period from the commencement of operations (November 17, 2003) through March 31, 2004.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 1.71%(d) for the period ended March 31, 2004 (Note 3).

(d)  Annualized.

See accompanying notes to financial statements.


THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                   2004          2003      2002(a)     2001       2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   21.55    $   20.75   $   20.90  $   19.79  $   20.90
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.81         0.99        1.07       1.23       1.23
   Net realized and unrealized
       gains (losses) on investments ........       (0.11)        0.92       (0.06)      1.11      (1.11)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.70         1.91        1.01       2.34       0.12
                                                ---------    ---------   ---------  ---------  ---------

Dividends from net investment income ........       (1.01)       (1.11)      (1.16)     (1.23)     (1.23)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   21.24    $   21.55   $   20.75  $   20.90  $   19.79
                                                =========    =========   =========  =========  =========


Total return (b) ............................        3.34%        9.36%       4.88%     12.25%      0.67%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $  64,005    $  58,665   $  53,688  $  49,180  $  45,156
                                                =========    =========   =========  =========  =========


Ratio of expenses to average net assets .....        0.70%        0.71%       0.70%      0.69%      0.70%

Ratio of net investment income
   to average net assets ....................        3.65%        4.62%       5.06%      6.12%      6.12%

Portfolio turnover rate .....................          33%          39%         18%         9%        20%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not adopted these new provisions, the net investment income per share would have been $1.16 and the ratio of net investment income to average net assets would have been 5.50%. Per share data and ratios for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.


THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
========================================================================================================
                                                                   YEARS ENDED MARCH 31,
                                                --------------------------------------------------------
                                                   2004          2003      2002(a)     2001       2000
--------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $   10.89    $   10.40   $   10.55  $   10.13  $   10.54
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.35         0.40        0.42       0.44       0.44
   Net realized and unrealized
       gains (losses) on investments ........        0.01         0.49       (0.15)      0.42      (0.41)
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        0.36         0.89        0.27       0.86       0.03
                                                ---------    ---------   ---------  ---------  ---------

Dividends from net investment income ........       (0.35)       (0.40)      (0.42)     (0.44)     (0.44)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   10.90    $   10.89   $   10.40  $   10.55  $   10.13
                                                =========    =========   =========  =========  =========

Total return(b) .............................        3.40%        8.67%       2.61%      8.71%      0.34%
                                                =========    =========   =========  =========  =========

Net assets at end of year (000's) ...........   $  38,702    $  34,729   $  31,603  $  28,091  $  23,048
                                                =========    =========   =========  =========  =========

Ratio of net expenses to
   average net assets(c) ....................        0.65%        0.65%       0.65%      0.65%      0.65%

Ratio of net investment income
   to average net assets ....................        3.26%        3.74%       4.02%      4.29%      4.32%

Portfolio turnover rate .....................          10%           9%         10%         6%        19%

(a) As required, effective April 1, 2001, the Fund adopted new provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on debt securities. Had the Fund not adopted this new provision, the ratio of net investment income to average net assets would have been 4.00%. Per share data and ratios prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Absent investment advisory fees voluntarily waived by the Adviser, the ratios of expenses to average net assets would have been 0.68%, 0.69%, 0.71%, 0.71% and 0.72% for the years ended March 31, 2004, 2003, 2002,
     2001, and 2000, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
   SHARES        COMMON STOCKS -- 98.9%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 11.4%
     9,000       Abercrombie & Fitch Company - Class A (a) ....    $    304,560
    23,000       Applebee's International, Inc. ...............         951,050
    19,000       Comcast Corporation - Class A (a) ............         546,060
    15,000       Harrah's Entertainment, Inc. .................         823,350
    30,000       Hasbro, Inc. .................................         652,500
    51,500       Home Depot, Inc. .............................       1,924,040
    32,000       Johnson Controls, Inc. .......................       1,892,800
     5,500       NIKE, Inc. - Class B .........................         428,285
     5,500       Omnicom Group, Inc. ..........................         441,375
    14,000       Pulte Corporation ............................         778,400
    20,000       RadioShack Corporation .......................         663,200
    28,000       Sears, Roebuck & Company .....................       1,202,880
    20,000       Target Corporation ...........................         900,800
    12,000       Tribune Company ..............................         605,280
    29,000       Viacom, Inc. - Class A .......................       1,146,660
    40,000       Walt Disney Company (The) ....................         999,600
    14,000       Williams-Sonoma, Inc. (a) ....................         478,800
                                                                   ------------
                                                                     14,739,640
                                                                   ------------
                 CONSUMER STAPLES -- 11.6%
    33,000       Altria Group, Inc. ...........................       1,796,850
    20,000       Anheuser-Busch Companies, Inc. ...............       1,020,000
    20,000       Avon Products, Inc. ..........................       1,517,400
    14,000       Clorox Company (The) .........................         684,740
    44,000       Coca-Cola Enterprises, Inc. ..................       1,063,480
     4,260       J.M. Smucker Company (The) ...................         224,843
    20,000       PepsiCo, Inc. ................................       1,077,000
    21,000       Procter & Gamble Company .....................       2,202,480
    24,500       SYSCO Corporation ............................         956,725
    24,000       Unilever N.V. - ADR ..........................       1,666,560
    25,000       Walgreen Company .............................         823,750
    34,000       Wal-Mart Stores, Inc. ........................       2,029,460
                                                                   ------------
                                                                     15,063,288
                                                                   ------------
                 ENERGY -- 5.3%
    21,314       Apache Corporation ...........................         920,125
    33,082       BP PLC - ADR .................................       1,693,799
    13,000       ChevronTexaco Corporation ....................       1,141,140
    11,000       ConocoPhillips ...............................         767,910
    31,300       Exxon Mobil Corporation ......................       1,301,767
    24,000       Nabors Industries, Inc. (a) ..................       1,098,000
                                                                   ------------
                                                                      6,922,741
                                                                   ------------
                 FINANCIALS -- 17.7%
    35,080       Aegon N.V. - ADR .............................         450,778
    45,000       AFLAC, Inc. ..................................       1,806,300
    30,000       American Express Company .....................       1,555,500
    38,500       American International Group, Inc. ...........       2,746,975
    17,000       Bank of America Corporation ..................       1,376,660
    35,000       BB&T Corporation .............................       1,235,500
    36,000       Charles Schwab Corporation ...................         417,960

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 FINANCIALS-- 17.7% (Continued)
    48,833       Citigroup, Inc. ..............................    $  2,524,666
    14,000       Fifth Third Bancorp ..........................         775,180
    35,000       FleetBoston Financial Corporation ............       1,571,500
    14,000       Marsh & McLennan Companies, Inc. .............         648,200
    40,000       MBNA Corporation .............................       1,105,200
    14,000       Progressive Corporation ......................       1,226,400
    13,000       Saint Paul Companies, Inc. ...................         520,130
    30,000       SLM Corporation ..............................       1,255,500
    50,000       Synovus Financial Corporation ................       1,222,500
    75,000       U.S. Bancorp .................................       2,073,750
     9,000       Washington Mutual, Inc. ......................         384,390
                                                                   ------------
                                                                     22,897,089
                                                                   ------------
                 HEALTHCARE -- 15.8%
    15,000       Amgen, Inc. (a) ..............................         872,550
    34,000       Becton, Dickinson & Company ..................       1,648,320
    31,750       Biomet, Inc. .................................       1,217,930
    41,000       Cardinal Health, Inc. ........................       2,824,900
    44,000       Elan Corporation (a) .........................         907,280
    17,000       Eli Lilly & Company ..........................       1,137,300
    21,000       Forest Lab, Inc. (a) .........................       1,504,020
    11,000       Henry Schein, Inc. (a) .......................         785,620
    20,000       Johnson & Johnson ............................       1,014,400
    20,000       Medtronic, Inc. ..............................         955,000
    24,900       Merck & Company, Inc. ........................       1,100,331
    63,000       Pfizer, Inc. .................................       2,208,150
    37,000       UnitedHealth Group, Inc. .....................       2,384,280
    11,000       Wellpoint Health Networks, Inc. (a) ..........       1,250,920
    10,000       Zimmer Holdings, Inc. (a) ....................         737,800
                                                                   ------------
                                                                     20,548,801
                                                                   ------------
                 INDUSTRIALS -- 10.7%
    24,200       Automatic Data Processing, Inc. ..............       1,016,400
    13,000       Caterpillar, Inc. ............................       1,027,910
     5,000       Deere & Company ..............................         346,550
    12,500       Emerson Electric Company .....................         749,000
    14,500       Fedex Corporation ............................       1,089,820
    13,000       General Dynamics Corporation .................       1,161,290
    77,000       General Electric Company .....................       2,350,040
     3,000       Illinois Tool Works, Inc. ....................         237,690
     8,000       Ingersoll-Rand Company - Class A .............         541,200
    10,000       Masco Corporation ............................         304,300
     8,000       Mueller Industries, Inc. (a) .................         271,920
    20,000       Pall Corporation .............................         453,800
    20,000       Pitney Bowes, Inc. ...........................         852,200
    32,000       Quanta Services, Inc. (a) ....................         226,560
     9,000       Ryder System, Inc. ...........................         348,570
    53,786       Tyco International, Ltd. .....................       1,540,969
     5,000       Union Pacific Corporation ....................         299,100
     7,000       United Technologies Corporation ..............         604,100
    15,000       Waste Management, Inc. .......................         452,700
                                                                   ------------
                                                                     13,874,119
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INFORMATION TECHNOLOGY-- 15.0%
    28,000       Adaptec, Inc. (a) ............................      $  245,280
    47,000       ADC Telecommunications, Inc. (a) .............         136,300
    27,000       Adobe Systems, Inc. ..........................       1,064,610
    14,979       Agilent Technologies, Inc. (a) ...............         473,786
    32,000       Applied Materials, Inc. (a) ..................         684,160
    17,000       Broadcom Corporation - Class A (a) ...........         665,890
    15,000       Celestica, Inc. (a) ..........................         246,000
    67,000       Cisco Systems, Inc. (a) ......................       1,575,840
    27,500       Computer Sciences Corporation (a) ............       1,109,075
    20,000       Dell, Inc. (a) ...............................         672,400
     5,000       Electronic Arts, Inc.(a) .....................         269,800
    21,500       Electronic Data Systems Corporation ..........         416,025
    14,000       First Data Corporation .......................         590,240
    16,000       Harmonic, Inc. (a) ...........................         154,400
    35,000       Hewlett-Packard Company ......................         799,400
    63,100       Intel Corporation ............................       1,716,320
    10,500       International Business Machines Corporation ..         964,320
    10,000       ITT Educational Services, Inc. (a) ...........         312,000
    25,000       Kemet Corporation (a) ........................         358,500
     8,000       Kla-Tencor Corporation (a) ...................         402,800
    29,000       Macromedia, Inc. (a) .........................         582,030
    40,000       Microsoft Corporation ........................         998,800
    20,000       Network Appliance, Inc. (a) ..................         429,000
    30,000       Scientific-Atlanta, Inc. .....................         970,200
    13,500       Teradyne, Inc. (a) ...........................         321,705
    31,000       Texas Instruments, Inc. ......................         905,820
    16,000       Veritas Software Corporation (a) .............         430,560
    21,000       Waters Corporation (a) .......................         857,640
    28,000       Xilinx, Inc. (a) .............................       1,064,000
                                                                   ------------
                                                                     19,416,901
                                                                   ------------
                 MATERIALS -- 4.5%
    24,000       Alcoa, Inc. ..................................         832,560
    15,000       du Pont (E.I.) de Nemours & Company ..........         633,300
     5,000       Engelhard Corporation ........................         149,450
    18,000       Florida Rock Industries, Inc. ................         758,700
    22,000       General Cable Corporation ....................         162,360
     7,000       Inco, Ltd.(a) ................................         242,410
    16,955       International Paper Company ..................         716,518
    10,000       Newmont Mining Corporation ...................         466,300
    10,000       Rayonier, Inc. ...............................         437,100
    10,000       Sealed Air Corporation (a) ...................         497,300
    20,000       Valspar Corporation ..........................         984,600
                                                                   ------------
                                                                      5,880,598
                                                                   ------------
                 REAL ESTATE INVESTMENT TRUSTS-- 1.9%
    27,200       Colonial Properties Trust ....................       1,109,760
    40,000       Plum Creek Timber Company, Inc. ..............       1,299,200
                                                                   ------------
                                                                      2,408,960
                                                                   ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 98.9% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 TELECOMMUNICATIONS SERVICES-- 2.7%
    15,000       Bellsouth Corporation ........................      $  415,350
    23,000       Nextel Communications, Inc. - Class A(a) .....         568,790
    33,000       Nokia Oyj - ADR ..............................         669,240
    63,000       SBC Communications, Inc. .....................       1,546,020
    35,000       Sprint Corporation (PCS Group) (a) ...........         322,000
                                                                   ------------
                                                                      3,521,400
                                                                   ------------
                 UTILITIES -- 2.3%
    68,980       Duke Energy Corporation ......................       1,558,948
    49,000       Southern Company (The) .......................       1,494,500
                                                                   ------------
                                                                      3,053,448
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $90,004,649) .......    $128,326,985
                                                                   ------------

================================================================================
 PAR VALUE       COMMERCIAL PAPER -- 1.3%                              VALUE
--------------------------------------------------------------------------------

$1,688,000       Galaxy Funding Corporation, 0.95%, due 04/01/2004
                  (Cost $1,688,000) ...........................    $  1,688,000
                                                                   ------------

================================================================================
  SHARES         MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------
   883           First American Treasury Obligation Fund -
                  Class S (Cost $883) .........................    $        883
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.2%
                  (Cost $91,693,532) ..........................    $130,015,868

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%)       ( 297,246)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $129,718,622
                                                                   ============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 90.7%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 15.2%
     3,500       AGL Resources, Inc. ..........................    $    101,570
     1,600       ArvinMeritor, Inc. ...........................          31,728
     5,500       Barnes & Noble, Inc.(a) ......................         179,300
     5,100       Belo Corporation - Class A ...................         141,576
     1,700       BJ's Wholesale Club, Inc.(a) .................          43,265
     1,300       BorgWarner, Inc. .............................         110,279
     1,500       Callaway Golf Company ........................          28,470
     2,400       Career Education Corporation(a) ..............         135,936
     2,000       Carmax, Inc.(a) ..............................          58,400
     1,700       CBRL Group, Inc. .............................          67,388
     2,000       Chico's FAS, Inc.(a) .........................          92,800
     5,000       Claire's Stores, Inc. ........................         104,200
     3,300       Coach, Inc.(a) ...............................         135,267
     3,500       Education Management Corporation(a) ..........         111,405
     3,100       Entercom Communications Corporation(a) .......         140,337
     1,500       Fastenal Company .............................          80,535
     2,800       Furniture Brands International, Inc. .........          90,160
     1,200       Gentex Corporation ...........................          52,056
     3,300       Herman Miller, Inc. ..........................          87,879
     1,000       International Speedway Corporation ...........          47,000
       800       Lear Corporation .............................          49,568
     1,400       Lee Enterprises, Inc. ........................          63,252
     3,300       Mandalay Resort Group ........................         188,958
     2,200       Manpower, Inc. ...............................         102,300
     1,000       Modine Manufacturing Company .................          26,060
     1,200       Mohawk Industries, Inc.(a) ...................          98,820
     5,500       Ross Stores, Inc. ............................         168,355
     6,200       Ruby Tuesday, Inc. ...........................         199,330
     5,000       Saks, Inc.(a) ................................          88,000
     3,200       Williams-Sonoma, Inc.(a) .....................         109,440
                                                                   ------------
                                                                      2,933,634
                                                                   ------------
                 CONSUMER STAPLES -- 4.7%
     2,200       Church & Dwight Company, Inc. ................          95,282
     3,000       Constellation Brands, Inc.(a) ................          96,300
     2,900       Dean Foods Company(a) ........................          96,860
     4,100       Hormel Foods Corporation .....................         120,253
     2,100       J.M. Smucker Company (The) ...................         110,838
     2,500       Timberland Company(a) ........................         148,625
     8,100       Tyson Foods, Inc. - Class A ..................         146,205
     1,200       Whole Foods Market, Inc. .....................          89,940
                                                                   ------------
                                                                        904,303
                                                                   ------------
                 ENERGY -- 7.5%
     4,500       Airgas, Inc. .................................          95,850
     4,200       Equitable Resources, Inc. ....................         186,564
     6,000       FMC Technologies, Inc.(a) ....................         162,180
     3,100       Murphy Oil Corporation .......................         195,207
     3,300       Pogo Producing Company .......................         151,371
     5,000       Pride International, Inc.(a) .................          85,300

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES       COMMON STOCKS -- 90.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 ENERGY-- 7.5% (Continued)
     4,800       Scana Corporation ............................    $    169,680
     3,900       Valero Energy Corporation ....................         233,844
     6,250       XTO Energy, Inc. .............................         157,750

 1,437,746

                 FINANCIALS -- 17.7%
     1,300       American Financial Group, Inc. ...............          38,779
     4,000       Amerus Group Company .........................         161,400
     4,100       Arthur J. Gallagher & Company ................         133,537
     1,900       Associated Banc-Corp .........................          85,101
     6,800       Banknorth Group, Inc. ........................         231,472
     3,000       ChoicePoint, Inc.(a) .........................         114,090
     4,100       Commerce Bancorp, Inc. .......................         270,108
     3,400       Compass Bancshares, Inc. .....................         140,998
     4,300       Eaton Vance Corporation ......................         163,916
     2,300       Everest Re Group, Ltd. .......................         196,512
     2,900       HCC Insurance Holdings, Inc. .................          93,757
     3,600       Investors Financial Services Corporation .....         148,752
     2,200       Jefferies Group, Inc. ........................          77,726
     1,900       Legg Mason, Inc. .............................         176,282
     3,800       Mercantile Bankshares Corporation ............         163,286
     5,100       National Commerce Financial Corporation ......         145,911
     7,200       New York Community Bancorp, Inc. .............         246,816
     3,600       TCF Financial Corporation ....................         183,852
     4,970       Washington Federal, Inc. .....................         126,884
     4,200       Wilmington Trust Corporation .................         156,954
     2,700       WPS Resources Corporation ....................         129,060
     5,400       W.R. Berkley Corporation .....................         215,352
                                                                   ------------
                                                                      3,400,545
                                                                   ------------

                 HEALTHCARE -- 11.3%
     3,150       Barr Pharmaceuticals, Inc.(a) ................         144,585
     2,500       Charles River Laboratories International, Inc. (a)     107,125
     5,600       Community Health Systems, Inc.(a) ............         155,848
     7,600       Covance, Inc.(a) .............................         261,744
     3,300       Coventry Health Care, Inc.(a) ................         139,689
     2,500       Dentsply International, Inc. .................         110,825
     3,300       Gilead Sciences, Inc.(a) .....................         184,041
     1,400       Henry Schein, Inc.(a) ........................          99,988
     1,900       Hillenbrand Industries, Inc. .................         128,991
     4,700       Mylan Laboratories, Inc. .....................         106,831
     3,200       Omnicare, Inc. ...............................         141,856
     2,900       Oxford Health Plans, Inc. ....................         141,665
     2,400       Pharmaceutical Resources, Inc.(a) ............         136,464
     4,800       Protein Design Labs, Inc.(a) .................         114,336
     1,900       Varian Medical Systems, Inc.(a) ..............         163,989
     2,000       VISX, Inc.(a) ................................          39,040
                                                                   ------------
                                                                      2,177,017
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 90.7% (Continued)                    VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 10.1%
     2,100       Alexander & Baldwin, Inc. ....................    $     69,468
     3,000       Ametek, Inc. .................................          76,920
     2,200       Carlisle Companies, Inc. .....................         124,630
     2,700       C.H. Robinson Worldwide, Inc. ................         112,050
     4,000       Donaldson Company, Inc. ......................         106,120
     1,600       Energizer Holdings, Inc.(a) ..................          74,704
     2,600       Expeditors International of Washington, Inc. .         102,674
     3,900       Graco, Inc. ..................................         113,529
     2,400       International Rectifier Corporation(a) .......         110,376
     2,500       Jacobs Engineering Group, Inc.(a) ............         111,500
     3,000       JetBlue Airways Corporation(a) ...............          75,870
     2,800       Lennar Corporation - Class A .................         151,284
     6,000       Overseas Shipholding Group, Inc. .............         219,000
     1,900       Silicon Laboratories, Inc.(a) ................         100,472
     2,000       SPX Corporation ..............................          90,960
     2,100       Stericycle, Inc.(a) ..........................         100,506
     3,400       Swift Transportation Company, Inc.(a) ........          58,378
     2,500       Trinity Industries, Inc. .....................          69,500
     1,000       Zebra Technologies Corporation(a) ............          69,370
                                                                   ------------
                                                                      1,937,311
                                                                   ------------
                 INFORMATION TECHNOLOGY -- 15.0%
     1,250       Activision, Inc.(a) ..........................          19,775
     5,000       Acxiom Corporation ...........................         109,800
     2,200       Affiliated Computer Services, Inc.(a) ........         114,180
     5,000       Arrow Electronics, Inc.(a) ...................         127,300
     5,200       Ascential Software Corporation(a) ............         113,984
     1,700       CDW Corporation ..............................         114,937
     4,500       Checkfree Holdings Corporation(a) ............         132,570
     4,800       Cree, Inc.(a) ................................         107,040
     2,200       Dun & Bradstreet Corporation (The)(a) ........         117,700
     1,900       Diebold, Inc. ................................          91,428
     2,700       DST Systems, Inc.(a) .........................         122,445
     2,450       Fair Isaac Corporation .......................          88,396
     3,000       Gtech Holdings Corporation ...................         177,420
     2,400       Harris Corporation ...........................         116,184
     5,500       Harte-Hanks, Inc. ............................         128,810
     4,000       Integrated Circuit Systems, Inc.(a) ..........         100,120
     5,200       Jack Henry & Associates, Inc. ................         100,152
     2,300       L-3 Communications Holdings, Inc. ............         136,804
     4,200       Lam Research Corporation(a) ..................         105,882
     3,900       Microchip Technology, Inc. ...................         103,584
     3,800       National Instruments Corporation .............         119,548
     3,100       Plantronics, Inc.(a) .........................         113,491
     5,000       RSA Security, Inc.(a) ........................          93,950
     4,500       SanDisk Corporation(a) .......................         127,665
     4,600       Semtech Corporation(a) .......................         105,018
     3,300       Synopsys, Inc.(a) ............................          95,568
                                                                   ------------
                                                                      2,883,751
                                                                   ------------

THE GOVERNMENT STREET MID-CAP FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   SHARES        COMMON STOCKS -- 90.7% (Continued)                   VALUE
--------------------------------------------------------------------------------
                 MATERIALS -- 3.7%
     2,800       Albemarle Corporation ........................    $     81,200
     3,100       Martin Marietta Materials, Inc. ..............         143,096
     3,600       Potlatch Corporation .........................         146,700
     2,500       Scott's Company (The) - Class A(a) ...........         160,375
     3,200       Sonoco Products Company ......................          77,696
     2,300       Valspar Corporation ..........................         113,229
                                                                   ------------
                                                                        722,296
                                                                   ------------
                 REAL ESTATE INVESTMENT TRUSTS-- 1.5%
     3,200       Liberty Property Trust .......................         144,000
     5,000       New Plan Excel Realty Trust, Inc. ............         136,750
                                                                   ------------
                                                                        280,750
                                                                   ------------
                 TELECOMMUNICATION SERVICES-- 1.4%
     3,500       Adtran, Inc. .................................         105,105
     2,200       Telephone and Data Systems, Inc. .............         155,914
                                                                   ------------
                                                                        261,019
                                                                   ------------
                 UTILITIES -- 2.6%
     8,300       Alliant Energy Corporation ...................         216,298
     2,500       Aqua America, Inc. ...........................          54,200
     1,500       Hawaiian Electric Industries, Inc. ...........          77,760
     5,000       Wisconsin Energy Corporation .................         160,750
                                                                   ------------
                                                                        509,008
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $17,037,975) .......    $ 17,447,380
                                                                   ------------

================================================================================
 PAR VALUE       COMMERCIAL PAPER -- 9.9%                              VALUE
--------------------------------------------------------------------------------
$  950,000       Galaxy Funding Corporation, 0.95%, due 04/01/2004 $    950,000
   944,000       U.S. Bancorp, 0.95%, due 04/01/2004 ..........         944,000
                                                                   ------------

                 TOTAL COMMERICAL PAPER (Cost $1,894,000) .....    $  1,894,000
                                                                   ------------
================================================================================
   SHARES        MONEY MARKETS -- 0.0%                                 VALUE
--------------------------------------------------------------------------------

       722         First American Treasury Obligation Fund -
                    Class S (Cost $722) .......................    $        722
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.6%
                  (Cost $18,932,697) ..........................    $ 19,342,102

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.6%)       ( 115,114)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 19,226,988
                                                                   ============


(a) Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
 PAR VALUE       U.S. TREASURY AND AGENCY OBLIGATIONS-- 21.9%         VALUE
--------------------------------------------------------------------------------
                 U.S. TREASURY NOTES -- 6.1%
$  500,000       5.75%, due 11/15/2005 ........................    $    534,824
   925,000       5.875%, due 11/15/2005 .......................         991,232
   725,000       5.625%, due 02/15/2006 .......................         780,224
   100,000       6.625%, due 05/15/2007 .......................         113,785
   750,000       5.50%, due 02/15/2008 ........................         837,100
   100,000       5.625%, due 05/15/2008 .......................         112,336
   500,000       5.00%, due 02/15/2011 ........................         551,953
                                                                   ------------
                                                                      3,921,454
                                                                   ------------
                 FEDERAL FARM CREDIT BANK-- 1.4%
   500,000       6.00%, due 01/07/2008 ........................         559,611
   300,000       6.28%, due 11/26/2012 ........................         347,800
                                                                   ------------
                                                                        907,411
                                                                   ------------
                 FEDERAL HOME LOAN BANK -- 4.4%
   500,000       7.57%, due 08/19/2004 ........................         512,370
   500,000       6.045%, due 12/10/2004 .......................         516,778
   500,000       6.345%, due 11/01/2005 .......................         537,695
   200,000       5.625%, due 11/15/2011 .......................         222,080
 1,000,000       5.45%, due 01/21/2014 ........................       1,029,296
                                                                   ------------
                                                                      2,818,219
                                                                   ------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION-- 5.6%
 1,000,000       5.125%, due 08/20/2012 .......................       1,012,858
   500,000       5.125%, due 02/20/2013 .......................         506,567
 2,000,000       6.00%, due 12/17/2018 ........................       2,040,950
                                                                   ------------
                                                                      3,560,375
                                                                   ------------
                 FEDERAL NATIONAL MORTGAGE ASSOCIATION-- 4.4%
   500,000       6.63%, due 06/20/2005 ........................         531,710
 1,000,000       7.125%, due 03/15/2007 .......................       1,138,718
   400,000       6.80%, due 08/27/2012 ........................         446,260
   600,000       6.875%, due 09/24/2012 .......................         671,541
                                                                   ------------
                                                                      2,788,229
                                                                   ------------

                 TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (Cost $13,334,830) ..........................    $ 13,995,688
                                                                   ------------

================================================================================
 PAR VALUE       MORTGAGE-BACKED SECURITIES -- 26.9%                   VALUE
--------------------------------------------------------------------------------
                 FEDERAL HOME LOAN MORTGAGE CORPORATION -- 3.3%
$2,000,000       Pool #E01173, 5.50%, due 06/01/2017 ..........    $  2,086,022
                                                                   ------------

                 FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 2.4%
 1,479,824       Pool #635149, 5.50%, due 07/01/2017 ..........       1,543,012
                                                                   ------------

                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.2%
     2,076       Pool #15032, 7.50%, due 02/15/2007 ...........           2,232
    89,600       Pool #438434, 6.50%, due 01/15/2013 ..........          95,904
   526,406       Pool #498359, 6.00%, due 02/15/2014 ..........         557,666
   111,076       Pool #470177, 7.00%, due 03/15/2014 ..........         119,653

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE        MORTGAGE-BACKED SECURITIES -- 26.9% (Continued)       VALUE
--------------------------------------------------------------------------------
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-- 21.2% (Continued)
$  153,865       Pool #518403, 7.00%, due 09/15/2014 ..........    $    165,746
     2,572       Pool #170784, 8.00%, due 12/15/2016 ..........           2,811
     1,911       Pool #181540, 8.00%, due 02/15/2017 ..........           2,089
   724,059       Pool #581879, 6.50%, due 03/15/2017 ..........         775,006
 1,070,403       Pool #553051, 5.50%, due 02/15/2018 ..........       1,123,132
   833,106       Pool #607757, 5.50%, due 03/15/2018 ..........         874,146
 1,060,248       Pool #606780, 5.50%, due 04/15/2018 ..........       1,112,477
 2,203,339       Pool #610364, 5.00%, due 07/15/2018 ..........       2,280,623
    88,695       Pool #493659, 6.50%, due 12/15/2018 ..........          93,642
   123,476       Pool #476695, 6.50%, due 10/15/2023 ..........         130,363
   108,890       Pool #366710, 6.50%, due 02/15/2024 ..........         114,963
    58,598       Pool #453826, 7.25%, due 09/15/2027 ..........          62,754
   140,832       Pool #412360, 7.00%, due 11/15/2027 ..........         149,986
   503,100       Pool #447408, 7.00%, due 01/15/2028 ..........         535,801
    44,926       Pool #454162, 7.00%, due 05/15/2028 ..........          47,846
   309,072       Pool #780825, 6.50%, due 07/15/2028 ..........         326,309
    97,347       Pool #2617, 7.50%, due 07/20/2028 ............         104,289
    74,799       Pool #158794, 7.00%, due 09/15/2028 ..........          79,661
    73,691       Pool #486760, 6.50%, due 12/15/2028 ..........          77,801
   220,090       Pool #781096, 6.50%, due 12/15/2028 ..........         232,365
   220,216       Pool #781136, 7.00%, due 12/15/2028 ..........         234,530
   146,134       Pool #506618, 7.00%, due 03/15/2029 ..........         155,632
   803,381       Pool #536619, 6.50% due 09/15/2029 ...........         848,186
    63,278       Pool #511562, 7.50%, due 07/15/2030 ..........          68,044
   261,807       Pool #448316, 6.50% due 04/15/2031 ...........         276,408
   160,813       Pool #530606, 6.50% due 04/15/2031 ...........         169,782
   117,799       Pool #545820, 7.00% due 06/15/2031 ...........         125,456
   447,272       Pool #781330, 6.00%, due 09/15/2031 ..........         467,288
   288,872       Pool #3228, 6.50%, due 04/20/2032 ............         304,173
   382,186       Pool #569903, 6.50%, due 06/15/2032 ..........         403,501
   929,346       Pool #595934, 6.00%, due 09/15/2032 ..........         970,935
   475,041       Pool #3927, 6.00%, due 11/20/2032 ............         496,299
                                                                   ------------
                                                                     13,587,499
                                                                   ------------

                 TOTAL MORTGAGE-BACKED SECURITIES
                  (Cost $16,938,899) ..........................    $ 17,216,533
                                                                   ------------

================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1%                              VALUE
--------------------------------------------------------------------------------
                 FINANCE -- 19.3%
                 AmSouth Bancorp,
$  550,000       7.75%, due 05/15/2004 ........................      $  554,011
                                                                   ------------

                 Banc One Corporation,
   665,000       7.00%, due 07/15/2005 ........................         709,671
 1,000,000       6.875%, due 08/01/2006 .......................       1,107,769
                                                                   ------------
                                                                      1,817,440
                                                                   ------------
                 Bank of America Corporation,
   750,000       7.125%, due 03/01/2009 .......................         877,924
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1% (Continued)                  VALUE
--------------------------------------------------------------------------------
                 FINANCE -- 19.3% (Continued)
                 Chase Manhattan Corporation,
$1,500,000        6.50%, due 01/15/2009 .......................    $  1,705,101
                                                                   ------------

                 General Electric Capital Corporation,
 1,500,000        5.00%, due 02/15/2007 .......................       1,609,705
                                                                   ------------

                 International Lease Finance Corporation,
 1,000,000        5.625%, due 06/01/2007 ......................       1,090,597
                                                                   ------------

                 Marsh & McLennan Companies, Inc.,
 1,050,000        6.625%, due 06/15/2004 ......................       1,060,864
                                                                   ------------

                 Merrill Lynch & Company, Inc.,
 1,000,000        7.00%, due 04/27/2008 .......................       1,149,855
                                                                   ------------

                 NationsBank Corporation,
   550,000        7.625%, due 04/15/2005 ......................         583,789
                                                                   ------------

                 Regions Financial Corporation,
 1,000,000        6.375%, due 05/15/2012 ......................       1,133,459
                                                                   ------------

                 SouthTrust Bank of Alabama, N.A.,
   665,000        7.00%, due 11/15/2008 .......................         775,720
                                                                   ------------

                 TOTAL FINANCE CORPORATE BONDS ................      12,358,465
                                                                   ------------

                 INDUSTRIAL -- 17.2%
                 Abbott Laboratories,
 1,000,000        6.40%, due 12/01/2006 .......................      1,111,349
                                                                   ------------

                 Alcoa, Inc.,
 1,000,000        7.25%, due 08/01/2005 .......................       1,073,415
                                                                   ------------

                 Anheuser Busch Companies, Inc.,
 1,800,000        5.125%, due 10/01/2008 ......................       1,944,592
                                                                   ------------

                 Cardinal Health, Inc.,
 1,904,000        4.45%, due 06/30/2005 .......................       1,965,240
                                                                   ------------

                 Coca-Cola Enterprises, Inc.,
   600,000        6.625%, due 08/01/2004 ......................        609,865
                                                                   ------------

                 Ford Motor Company,
 1,000,000        7.25%, due 10/01/2008 .......................      1,083,205
                                                                   ------------

                 General Motors Corporation,
   565,000        7.10%, due 03/15/2006 .......................        604,898
                                                                   ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE       CORPORATE BONDS -- 42.1% (Continued)                  VALUE
--------------------------------------------------------------------------------
                 INDUSTRIAL -- 17.2% (Continued)
                 Wal-Mart Stores, Inc.,
$1,000,000        7.50%, due 05/15/2004 .......................    $  1,007,153
 1,500,000        4.375%, due 07/12/2007 ......................       1,586,424
                                                                   ------------
                                                                      2,593,577
                                                                   ------------

                 TOTAL INDUSTRIAL CORPORATE BONDS .............      10,986,141
                                                                   ------------

                 UTILITY -- 5.6%
                 Alabama Power Company,
 1,540,000        5.49%, due 11/01/2005 .......................       1,627,383
                                                                   ------------

                 AT&T Corporation,
 1,000,000        6.00%, due 03/15/2009 .......................       1,078,615
                                                                   ------------

                 BellSouth Capital Funding,
   750,000        7.75%, due 02/15/2010 .......................         901,809
                                                                   ------------

                 TOTAL UTILITY CORPORATE BONDS ................       3,607,807
                                                                   ------------

                 TOTAL CORPORATE BONDS (Cost $25,608,967) .....    $ 26,952,413
                                                                   ------------

================================================================================
PAR VALUE        MUNICIPAL OBLIGATIONS-- 1.9%                          VALUE
--------------------------------------------------------------------------------
                 Alabama State Public School & College Auth.,
$1,050,000        7.15%, due 09/01/2009 (Cost $1,030,973) .....    $  1,251,464
                                                                   ------------

================================================================================
PAR VALUE        COMMERCIAL PAPER -- 6.2%                              VALUE
--------------------------------------------------------------------------------
$2,800,000       Galaxy Funding Corporation, 0.95%,
                   due 04/01/2004 .............................    $  2,800,000
 1,173,000       U.S. Bancorp, 0.95%, due 04/01/2004 ..........       1,173,000
                                                                   ------------

                 TOTAL COMMERICAL PAPER (Cost $3,973,000)......    $  3,973,000
                                                                   ------------

================================================================================
   SHARES        MONEY MARKETS -- 3.3%                                 VALUE
--------------------------------------------------------------------------------

 2,098,457       First American Treasury Obligation Fund - Class S
                  (Cost $2,098,457) ...........................    $  2,098,457
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 102.3%
                  (Cost $62,985,126) ..........................    $ 65,487,555

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (2.3%)      (1,482,615)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $ 64,004,940
                                                                   ============


See accompanying notes to financial statements.

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE       OBLIGATION (GO) BONDS-- 93.9%                         VALUE
--------------------------------------------------------------------------------
                 Alabama Mental Health Finance Auth., Special Tax,
$  515,000        5.00%, due 05/01/2006 ........................   $    539,184
                                                                   ------------

                 Alabama Special Care Facilities Financing Auth.,
                  Birmingham, Rev.,
   500,000        4.50%, due 11/01/2009, ETM ...................        545,615
   400,000        5.375%, due 11/01/2012, ETM ..................        427,604
                                                                   ------------
                                                                        973,219
                                                                   ------------

                 Alabama Special Care Facilities Financing Auth.,
                  Mobile Hospital, Rev.,
   250,000        4.50%, due 11/01/2010, ETM ...................        270,600
                                                                   ------------

                 Alabama State, GO,
   500,000        3.00%, due 09/01/2007 ........................        517,655
   500,000        5.00%, due 06/01/2008 ........................        555,645
                                                                   ------------
                                                                      1,073,300
                                                                   ------------

                 Alabama State Municipal Electric Authority Power-
                  Supply, Rev.,
   100,000        5.00%, due 09/01/2004 ........................        101,625
                                                                   ------------

                 Alabama State Public School & College Auth.,
                  Capital Improvements, Rev.,
   275,000        5.25%, due 11/01/2005 ........................        292,278
   305,000        5.00%, due 12/01/2005 ........................        315,065
   300,000        5.00%, due 02/01/2010 ........................        335,985
   305,000        5.125%, due 11/01/2010 .......................        341,749
   475,000        5.00%, due 11/01/2012 ........................        523,569
   250,000        5.625%, due 07/01/2013 .......................        287,885
   600,000        5.125%, due 11/01/2013 .......................        668,796
   525,000        5.125%, due 11/01/2015 .......................        578,797
                                                                   ------------
                                                                      3,344,124
                                                                   ------------

                 Alabama State Public School & College Auth., Rev.,
   325,000        5.00%, due 05/01/2010 ........................        365,310
                                                                   ------------

                 Alabama Water Pollution Control Auth., Rev.,
   190,000        6.25%, due 08/15/2004 ........................        193,625
   200,000        4.65%, due 08/15/2008 ........................        219,964
   500,000        5.00%, due 08/15/2010 ........................        563,620
   180,000        5.00%, due 08/15/2015 ........................        181,987
                                                                   ------------
                                                                      1,159,196
                                                                   ------------

                 Anniston, AL, Regional Medical Center Hospital
                  Board, Rev.,
     5,000        7.375%, due 07/01/2006, ETM ..................          5,342
                                                                   ------------

                 Athens, AL, School Warrants,
   335,000        5.05%, due 08/01/2015 ........................        366,463
                                                                   ------------

                 Athens, AL, Warrants,
   500,000        3.00%, due 06/01/2011 ........................        497,400
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Auburn, AL, GO,
$  300,000        4.00%, due 08/01/2007 ........................     $  320,118
   285,000        4.25%, due 08/01/2009 ........................        308,817
                                                                   ------------
                                                                        628,935
                                                                   ------------
                 Auburn, AL, Water Works Board Water, Rev.,
   335,000        5.00%, due 07/01/2015 ........................        365,917
                                                                   ------------

                 Auburn University, AL, General Fee Rev.,
   300,000        4.00%, due 06/01/2008 ........................        321,255
   400,000        4.45%, due 06/01/2011 ........................        425,900
                                                                   ------------
                                                                        747,155
                                                                   ------------
                 Baldwin Co., AL, Board of Education, Rev.,
   200,000        5.20%, due 06/01/2009 ........................        217,900
                                                                   ------------

                 Baldwin Co., AL, GO,
   400,000        2.00%, due 02/01/2007 ........................        401,900
   400,000        5.00%, due 02/01/2007 ........................        430,660
   500,000        4.50%, due 11/01/2008 ........................        548,105
   200,000        4.55%, due 02/01/2009 ........................        213,614
                                                                   ------------
                                                                      1,594,279
                                                                   ------------
                 Birmingham, AL, GO Warrants, Series B,
   300,000        3.00%, due 07/01/2006 ........................        309,915
                                                                   ------------

                 Birmingham, AL, Industrial Water Board, Rev.,
   100,000        6.00%, due 07/01/2007 ........................        111,542
                                                                   ------------

                 Birmingham, AL, Medical Clinic Board, Rev.,
    20,000        7.30%, due 07/01/2005, ETM ...................         20,881
                                                                   ------------

                 Birmingham, AL, Southern College, Private Education
                  Bldg. Auth., Rev.,
   500,000        5.10%, due 12/01/2012 ........................        512,810
                                                                   ------------

                 Birmingham, AL, Special Care Facilities Financing
                  Authority, Rev.,
   200,000        5.00%, due 06/01/2006 ........................        214,242
                                                                   ------------

                 Decatur, AL, GO,
   300,000        4.00%, due 07/01/2008 ........................        321,282
   300,000        5.00%, due 06/01/2009 ........................        325,581
                                                                   ------------
                                                                        646,863
                                                                   ------------
                 Decatur, AL, Water Rev.,
   100,000        5.00%, due 05/01/2014 ........................        109,620
                                                                   ------------

                 Dothan, AL, GO,
   400,000        5.25%, due 09/01/2010 ........................        428,480
   500,000        5.50%, due 09/01/2014 ........................        572,075
                                                                   ------------
                                                                       1,000,555
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Fairhope, AL, Utilities Rev.,
$  225,000        2.50%, due 12/01/2006 ........................     $  229,588
                                                                   ------------

                 Fairhope, AL, Warrants,
   200,000        4.00%, due 06/01/2009 ........................        214,520
   295,000        5.10%, due 06/01/2014 ........................        326,238
                                                                   ------------
                                                                        540,758
                                                                   ------------
                 Florence, AL, Electric Rev. Warrants,
   500,000        5.00%, due 06/01/2009 ........................        559,880
                                                                   ------------

                 Florence, AL, School Warrants,
   200,000        4.65%, due 12/01/2012 ........................        215,086
   400,000        5.75%, due 09/01/2015, prerefunded
                   09/01/2005 @ 101 ............................        425,996
                                                                   ------------
                                                                        641,082
                                                                   ------------
                 Foley, AL, Utilities Board, Rev.,
   500,000        4.00%, due 11/01/2007 ........................        535,535
                                                                   ------------

                 Greenville, AL, GO,
   300,000        5.10%, due 12/01/2009 ........................        329,988
                                                                   ------------

                 Homewood, AL, Board of Education, Capital
                  Outlay Warrants,
   300,000        4.00%, due 02/01/2007 ........................        317,916
                                                                   ------------

                 Homewood, AL, GO,
   500,000        5.00%,due 09/01/2014 .........................        549,395
                                                                   ------------

                 Hoover, AL, Board of Education, Special Tax,
   300,000        3.00%, due 02/15/2006 ........................        308,442
                                                                   ------------

                 Houston Co., AL, GO,
   300,000        5.60%, due 10/15/2014 ........................        346,248
                                                                   ------------

                 Huntsville, AL, Electric Systems, Rev.,
   250,000        4.80%, due 12/01/2012 ........................        270,798
                                                                   ------------

                 Huntsville, AL, GO,
   200,000        4.50%, due 08/01/2007 ........................        216,626
   190,000        4.10%, due 11/01/2008 ........................        204,906
   300,000        5.40%, due 02/01/2010 ........................        312,669
   500,000        5.00%, due 08/01/2011 ........................        562,635
   250,000        5.25%, due 11/01/2011 ........................        280,470
                                                                   ------------
                                                                      1,577,306
                                                                   ------------

                 Huntsville, AL, Sewer Systems, GO Warrants, Series B,
   250,000        2.50%, due 08/01/2006 ........................        255,610
   100,000        3.25%, due 11/01/2010 ........................        102,505
                                                                   ------------
                                                                        358,115
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Huntsville, AL, Water Systems, Rev.,
$  300,000        4.00%, due 05/01/2005 ........................     $  309,309
   200,000        4.70%, due 11/01/2013 ........................        212,202
                                                                   ------------
                                                                        521,511
                                                                   ------------

                 Jefferson Co., AL, Board of Education, Capital
                  Outlay Warrants, Series A,
   300,000        5.70%, due 02/15/2011, prerefunded
                   02/15/2005 @ 102 ............................        317,967
                                                                   ------------

                 Lee Co., AL, GO,
   300,000        5.50%, due 02/01/2007, prerefunded
                   02/01/2005 @ 102.............................        316,953
                                                                   ------------

                 Madison, AL, GO Warrants,
   325,000        5.55%, due 04/01/2007 ........................        344,656
   200,000        4.40%, due 02/01/2011 ........................        213,636
   400,000        4.85%, due 02/01/2013 ........................        433,152
                                                                   ------------
                                                                        991,444
                                                                   ------------

                 Madison Co., AL, Board of Education, Capital
                  Outlay Tax Antic. Warrants,
   400,000        5.20%, due 03/01/2011 ........................        449,892
   250,000        5.10%, due 09/01/2011 ........................        267,263
                                                                   ------------
                                                                        717,155
                                                                   ------------
                 Madison Co., AL, Water Rev.,
   290,000        4.00%, due 07/01/2007 ........................        309,476
   300,000        4.00%, due 07/01/2008 ........................        321,534
                                                                   ------------
                                                                        631,010
                                                                   ------------
                 Mobile, AL, GO,
   180,000        5.75%, due 02/15/2016, prerefunded 02/15/2006 @ 102   197,498
   275,000        6.20%, due 02/15/2007, ETM ...................        308,140
                                                                   ------------
                                                                        505,638
                                                                   ------------

                 Mobile, AL, Water & Sewer Commissioners, Rev.,
   200,000        5.00%, due 01/01/2013 ........................        204,582
                                                                   ------------

                 Mobile Co., AL, Board of School Commissioners,
                  Capital Outlay Warrants,
   400,000        5.00%, due 03/01/2008 ........................        409,168
                                                                   ------------

                 Mobile Co., AL, Gas Tax Antic. Warrants,
   250,000        3.55%, due 02/01/2009 ........................        260,138
                                                                   ------------

                 Mobile Co., AL, GO Warrants,
   300,000        5.00%, due 02/01/2006 ........................        319,098
   200,000        5.40%, due 08/01/2013 ........................        225,134
                                                                   ------------
                                                                        544,232
                                                                   ------------

                 Montgomery, AL, GO,
   500,000        5.10%, due 10/01/2008 ........................        551,700
   300,000        5.00%, due 11/01/2015 ........................        327,294
                                                                   ------------
                                                                        878,994
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
--------------------------------------------------------------------------------
                 Montgomery, AL, Waterworks & Sanitation, Rev.,
$  500,000        5.00%, due 09/01/2008 ........................     $  557,560
   400,000        5.60%, due 09/01/2009 ........................        438,540
                                                                   ------------
                                                                        996,100
                                                                   ------------
                 Montgomery Co., AL, GO,
   300,000        3.00%, due 11/01/2006 ........................        310,764
                                                                   ------------

                 Mountain Brook, AL, City Board of Education,
                  Capital Outlay Warrants,
   405,000        4.80%, due 02/15/2011 ........................        424,327
                                                                   ------------

                 Muscle Shoals, AL, GO,
   400,000        5.60%, due 08/01/2010 ........................        434,664
                                                                   ------------

                 Opelika, AL, GO,
   500,000        5.00%, due 04/01/2006 ........................        534,150
   200,000        4.00%, due 03/01/2008 ........................        214,214
   210,000        4.00%, due 03/01/2010 ........................        225,355
                                                                   ------------
                                                                        973,719
                                                                   ------------

                 Scottsboro, AL, Waterworks Sewer & Gas Board, Rev.,
   200,000        4.35%, due 08/01/2011 ........................        212,242
                                                                   ------------

                 Shelby Co., AL, Board of Education, GO Warrants,
   315,000        4.75%, due 02/01/2009 ........................        346,960
                                                                   ------------

                 Shelby Co., AL, Board of Education, Rev. Warrants,
   500,000        4.80%, due 02/01/2011 ........................        542,595
                                                                   ------------

                 Trussville, AL, GO Warrants,
   400,000        4.30%, due 10/01/2010 ........................        434,640
                                                                   ------------

                 Tuscaloosa, AL, Board of Education, GO,
   300,000        4.625%, due 08/01/2008 .......................        314,895
                                                                   ------------

                 Tuscaloosa, AL, Board of Education, Special Tax Warrants,
   300,000        4.85%, due 02/15/2013 ........................        319,080
                                                                   ------------

                 Tuscaloosa, AL, GO Warrants,
   145,000        4.25%, due 02/01/2011 ........................        156,063
   500,000        5.45%, due 01/01/2014 ........................        566,575
                                                                   ------------
                                                                        722,638
                                                                   ------------
                 Tuscaloosa Co., AL, GO Warrants,
   425,000        4.30%, due 10/01/2009 ........................        463,628
                                                                   ------------

THE ALABAMA TAX-FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                 ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE        OBLIGATION (GO) BONDS -- 93.9% (Continued)            VALUE
-------------------------------------------------------------------------------
                 University of Alabama, Rev.,
$  400,000        5.25%, due 06/01/2010 ........................     $  436,224
   100,000        5.25%, due 10/01/2010 ........................        112,571
   100,000        5.375%, due 06/01/2013 .......................        109,320
   400,000        5.00%, due 10/01/2014 ........................        409,056
                                                                   ------------
                                                                      1,067,171
                                                                   ------------

                 Vestavia Hills, AL, Warrants,
   125,000        4.90%, due 04/01/2005 ........................        127,500
   565,000        5.00%, due 02/01/2012 ........................        632,122
                                                                   ------------
                                                                        759,622
                                                                   ------------

                 TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
                   OBLIGATION (GO) BONDS (Cost $34,359,262) ....   $ 36,363,265
                                                                   ------------

================================================================================
   SHARES        MONEY MARKETS -- 6.1%                                 VALUE
--------------------------------------------------------------------------------
 2,354,908       First American Tax-Free Obligation Fund -
                  Class S (Cost $2,354,908) ....................   $  2,354,908
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 100.0%
                  (Cost $36,714,170) ...........................   $ 38,718,173

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.0%).       ( 15,920)
                                                                   ------------

                 NET ASSETS-- 100.0% ...........................   $ 38,702,253
                                                                   ============


ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES
The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, by investing in common stocks.

The Government Street Mid-Cap Fund's investment objective is to seek capital appreciation by investing in common stocks of mid-cap companies.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004  (CONTINUED)
================================================================================
at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature. The tax character of distributions paid during the periods ended March 31, 2004 and 2003 are as follows:

-----------------------------------------------------------------------------------------------------
                                 PERIODS ENDED     ORDINARY     EXEMPT-INTEREST         TOTAL
                                    MARCH 31,       INCOME         DIVIDENDS        DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------
Government Street Equity Fund ....    2004       $    880,061     $       --        $    880,061
                                      2003       $    706,615     $       --        $    706,615
-----------------------------------------------------------------------------------------------------
Government Street Mid-Cap Fund ...    2004       $    632,430     $       --        $    632,430
-----------------------------------------------------------------------------------------------------
Government Street Bond Fund ......    2004       $  2,903,909     $       --        $  2,903,909
                                      2003       $  2,956,335     $       --        $  2,956,335
-----------------------------------------------------------------------------------------------------
Alabama Tax Free Bond Fund .......    2004       $        --      $  1,173,843      $  1,173,843
                                      2003       $        --      $  1,246,713      $  1,246,713
-----------------------------------------------------------------------------------------------------

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

------------------------------------------------------------------------------------------------------
                                           Government      Government        Government     Alabama
                                             Street          Street            Street       Tax Free
                                             Equity          Mid-Cap            Bond          Bond
                                              Fund             Fund             Fund          Fund
------------------------------------------------------------------------------------------------------
Cost of portfolio investments ........... $ 91,693,532     $ 18,932,697    $ 63,490,150   $ 36,771,740
                                          ============     ============    ============   ============

Gross unrealized appreciation ........... $ 44,669,269     $    830,651    $  2,280,733   $  1,961,908
Gross unrealized depreciation ...........   (6,346,933)        (421,246)       (283,327)       (15,475)
                                          ------------     ------------    ------------   ------------
Net unrealized appreciation ............. $ 38,322,336     $    409,405    $  1,997,406   $  1,946,433
Undistributed ordinary income ...........        4,131            6,845          15,526         23,786
Capital loss carryforwards ..............   (2,307,057)            --        (1,153,037)       (56,867)
Post-October losses .....................     (520,020)            --          (129,906)          --
Other temporary differences .............       (3,919)          (6,773)        (12,683)       (23,786)
                                          ------------     ------------    ------------   ------------
Total distributable earnings ............ $ 35,495,471     $    409,477    $    717,306   $  1,889,566
                                          ============     ============    ============   ============


The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Government Street Bond Fund and The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are either temporary or permanent in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of discounts and premiums on fixed income securities.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
As of March 31, 2004, the Funds had the following capital loss carryforwards for federal income tax purposes:

--------------------------------------------------------------------------------

                                            EXPIRES
                                            AMOUNT          MARCH 31,
--------------------------------------------------------------------------------
Government Street Equity Fund           $  2,307,057         2011
                                        ------------
                                        $  2,307,057
                                        ============
--------------------------------------------------------------------------------
Government Street Bond Fund             $    129,539         2005
                                             126,569         2006
                                             106,011         2007
                                             220,187         2008
                                             195,097         2009
                                              86,819         2010
                                              70,419         2011
                                             218,396         2012
                                        ------------
                                        $  1,153,037
                                        ============
--------------------------------------------------------------------------------
Alabama Tax Free Bond Fund              $        347         2007
                                              56,520         2009
                                        ------------
                                        $     56,867
                                        ============
--------------------------------------------------------------------------------

These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distribution to shareholders.

In addition, The Government Street Equity Fund and The Government Street Bond Fund had net realized capital losses of $520,020 and $129,906, respectively, during the period November 1, 2003 through March 31, 2004, which are treated for federal income tax purposes as arising during the Funds' tax year ending March 31, 2005. These "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

For the year ended March 31, 2004, The Government Street Bond Fund reclassified $835,689 of overdistributed net investment income against accumulated net realized gains and The Alabama Tax Free Bond Fund reclassified $25,178 of undistributed net investment income against accumulated net realized losses on the Statement of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States.

For the year ended March 31, 2004, The Government Street Bond Fund and The Alabama Tax Free Bond Fund reclassified accumulated net realized losses of $106,397 and $58,788, respectively, against paid-in-capital on the Statement of Assets and Liabilities due to the expiration of capital loss carryforwards. Such reclassifications had no effect on the Funds' nets assets or net asset value per share.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004 (CONTINUED)
================================================================================
2.  INVESTMENT TRANSACTIONS
During the period ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $27,766,817 and $16,934,942, respectively, for The Government Street Equity Fund; $25,480,004 and $9,068,337, respectively, for The Government Street Mid-Cap Fund; $19,774,430 and $15,883,451, respectively, for The Government Street Bond Fund; and $6,016,771
and  $3,531,750,   respectively,   for  The  Alabama  Tax  Free  Bond  Fund.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT

The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee at an annual rate of .75% of its average daily net assets. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund to 1.10% and ..65%, respectively, of each Fund's average daily net assets. Accordingly, the Adviser voluntarily waived $21,477 and $9,117, respectively, of its investment advisory fees from The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund during the period ended March 31, 2004. Additionally, the Adviser reimbursed The Government Street Mid-Cap Fund for other expenses in the amount of $14,457.

Certain Trustees and officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund at an annual rate of .15% of each Fund's average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such net assets in excess of $50 million. Additionally, The Government Street Mid-Cap Fund is subject to a minimun monthly fee of $4,000. From The

NOTES TO FINANCIAL  STATEMENTS
MARCH 31, 2004  (CONTINUED)
================================================================================
Government Street Bond Fund, Ultimus receives a monthly fee at an annual rate of ..075% of the Fund's average daily net assets up to $200 million and .05% of such assets in excess of $200 million. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. During the period ended March 31, 2004, The Government Street Mid-Cap Fund paid $9,000 to Ultimus in connection with the organization of the Fund.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of each Fund's shares and an affiliate of Ultimus.

4.  CONTINGENCIES  AND COMMITMENTS
The Funds indemnify the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================
To the Board of Trustees and Shareholders of The Government Street Equity Fund, The Government Street Mid-Cap Fund,
The Government Street Bond Fund, and The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

     We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the "Funds") (each a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended, except for The Government Street Mid-Cap Fund which is for the period November 17, 2003 (commencement of operations) through March 31, 2004. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statements of changes in net assets and financial highlights in their report dated April 25, 2003.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Government Street Equity Fund, The Government Street Mid-Cap Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund as of March 31, 2004, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, except for The Government Street Mid-Cap Fund which is for the period November 17, 2003 through March 31, 2004, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP
Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED)
================================================================================
Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise the day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

                                                                            POSITION HELD        LENGTH OF
 TRUSTEE                              ADDRESS                       AGE     WITH THE TRUST       TIME SERVED
-----------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.             931 Broad Street Road,        67      Chairman and         Since
                                      Manakin-Sabot, VA                     Trustee              June 1991
-----------------------------------------------------------------------------------------------------------------
*Austin Brockenbrough III             1802 Bayberry Court,          67      Trustee              Since
                                      Suite 400                                                  September 1988
                                      Richmond, VA
-----------------------------------------------------------------------------------------------------------------
*John T. Bruce                        800 Main Street               50      Trustee              Since
                                      Lynchburg, VA                                              September 1988
-----------------------------------------------------------------------------------------------------------------
 J. Finley Lee                        200 Westminster Drive         64      Trustee              Since
                                      Chapel Hill, NC                                            September 1988
-----------------------------------------------------------------------------------------------------------------
*Richard Mitchell                     150 Government Street         54      Trustee and          Since
                                      Mobile, AL                            President            June 1991
-----------------------------------------------------------------------------------------------------------------
 Richard L. Morrill                   University of Richmond        64      Trustee              Since
                                      Richmond, VA                                               March 1993
-----------------------------------------------------------------------------------------------------------------
 Harris V. Morrissette                100 Jacintoport Boulevard     44      Trustee              Since
                                      Saraland, AL                                               March 1993
-----------------------------------------------------------------------------------------------------------------
 Erwin H. Will, Jr.                   47 Willway Avenue             71      Trustee              Since
                                      Richmond, VA                                               July 1997
-----------------------------------------------------------------------------------------------------------------
 Samuel B. Witt III                   2300 Clarendon Boulevard      68      Trustee              Since
                                      Suite 407                                                  November 1988
                                      Arlington, VA
-----------------------------------------------------------------------------------------------------------------
 Thomas W. Leavell                    150 Government Street         60      Vice President       Since
                                      Mobile, AL                            of The Government    February 2004
                                                                            Street Equity Fund
                                                                            and The Government
                                                                            Street Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------
 Mary Shannon Hope                    150 Government Street         40      Vice President of    Since
                                      Mobile, AL                            The Government       February 2004
                                                                            Street Bond Fund
-----------------------------------------------------------------------------------------------------------------
Timothy S. Healey                     600 Luckie Drive              51      Vice President of    Since
                                      Suite 305                             The Alabama Tax      January 1995
                                      Birmingham, AL                        Free Bond Fund and
                                                                            The Government
                                                                            Street Mid-Cap Fund
-----------------------------------------------------------------------------------------------------------------
 Robert G. Dorsey                     135 Merchant Street           47      Vice President       Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
 Mark J. Seger                        135 Merchant Street           42      Treasurer            Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH
-----------------------------------------------------------------------------------------------------------------
 John F. Splain                       135 Merchant Street           47      Secretary            Since
                                      Suite 230                                                  November 2000
                                      Cincinnati, OH

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina. Richard Mitchell is a Principal of the Adviser.

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Thomas W. Leavell is a Principal of the Adviser.

Mary Shannon Hope is a Principal of the Adviser.

Timothy S. Healey is a Principal of the Adviser.

BOARD OF TRUSTEES AND EXECUTIVE
OFFICERS (UNAUDITED) (CONTINUED)
================================================================================
Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2004 certain dividends paid by The Government Street Equity Fund, The Government Street Mid-Cap Fund and The
Government Street Bond Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate up to a maximum amount of $880,061, $632,430 and $2,903,909, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% of the dividends paid from ordinary income by The Governent Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Funds, and Ernst & Young LLP (Ernst & Young) was selected as the Funds' new independent auditor. The Funds' selection of Ernst & Young as its independent auditor was recommended and approved by the Funds' audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Funds' financial statements for the prior two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Funds and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

                      This page intentionally left blank.

                           THE GOVERNMENT STREET FUNDS
                         -------------------------------
                              NO LOAD MUTUAL FUNDS


                              INVESTMENT ADVISER
                              T. Leavell & Associates, Inc.
                              150 Government Street
                              Post Office Box 1307
                              Mobile, AL 36633

                              ADMINISTRATOR
                              Ultimus Fund Solutions, LLC
                              P.O. Box 46707
                              Cincinnati, OH 45246-0707
                              1-866-738-1125

                              LEGAL COUNSEL
                              Sullivan & Worcester LLP
                              One Post Office Square
                              Boston, MA 02109

                              BOARD OF TRUSTEES
                              Richard Mitchell, President
                              Austin Brockenbrough, III
                              John T. Bruce
                              Charles M. Caravati, Jr.
                              J. Finley Lee, Jr.
                              Richard L. Morrill
                              Harris V. Morrissette
                              Erwin H. Will, Jr.
                              Samuel B. Witt, III

                              PORTFOLIO MANAGERS
                              Thomas W. Leavell,
                                 The Government Street Equity Fund
                                 The Government Street Mid-Cap Fund
                              Timothy S. Healey,
                                 The Government Street Mid-Cap Fund
                                 The Alabama Tax Free Bond Fund
                              Mary Shannon Hope,
                                 The Government Street Bond Fund

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the Securities and Exchange Commission's website at http://www.sec.gov.

================================================================================

--------------------------------------------------------------------------------

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

ADMINISTRATOR                                           ---------------
Ultimus Fund Solutions, LLC                                DAVENPORT
P.O. Box 46707                                            EQUITY FUND
Cincinnati, Ohio 45246-0707                               -----------
1-800-281-3217                                          ---------------

CUSTODIAN
U.S. Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103
                                                         ANNUAL REPORT
LEGAL COUNSEL                                            March 31, 2004
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.                                      ---------------
Samuel B. Witt III
                                                        ---------------
OFFICERS
Joseph L. Antrim III, President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

================================================================================

LETTER TO SHAREHOLDERS                                            MARCH 31, 2004

                               WHAT A DIFFERENCE

What a difference six weeks make. Back in mid-February, stocks were moving firmly ahead, building on the solid gains of last year. Greenspan was quoted as saying "prospects are good for sustained expansion of the U.S. economy." There was a $66 billion unsolicited bid for Disney from Comcast. Good corporate earnings growth and continued very low interest rates made stocks look attractively valued. Momentum was strong. The expanding economy and low rates combined with ample cash available for stocks highlighted the prospects for a bright future. Profit margins were nearing all time highs due largely to continued productivity gains. Finally, there was a rotation under way from the higher volatility market groups that had led gains in 2003 to the more defensive, lower risk sectors. This rotation added a note of sustainability to the rally.

The glass was half-full and getting fuller by the day. After all, an election year is almost always good for the market. In hindsight, there seemed to be almost too much good news.

Now we have had a correction of 5% or more. Positive momentum has given way to uncertainty. Is this a normal technical retreat or are more fundamental factors at work? As with most questions regarding the market, an answer is elusive. No matter what the answer turns out to be, investor sentiment does seem a bit different. We are reminded of a Buffalo Springfield song recently quoted by Eric Savitz in Barron's: "Something's happenin' here. What it is, ain't exactly clear."

Oil is now priced at $38 and could slow economic growth, although recently, energy prices have backed off a bit. Terrorism fears abound, fueled by the train bombings in Madrid. The assassination of the spiritual leader of Hamas points to continued strife between the Israelis and Palestinians. Turmoil and daily deaths still plague Iraq and possible unrest looms in Pakistan. The Bush Administration is under attack and poll numbers have weakened. All this, in the absence of any solid, positive fundamental news on the U.S. economy, could be the reason for the correction.

We are entering the season for first quarter earnings reports. Here are some straws in the wind that could affect these earnings releases as well as color the climate in which investors receive them. The economy and employment levels may finally be moving decisively ahead. There is strength in Europe; not across the board, but strength does seem to be the norm rather than the exception. Wal-Mart's same store sales have recently been reported near the high end of expectations. While the bar may have been raised regarding expectations on the quarterly reports, we suspect there is more good than bad news. It could be that the geo-political events of the recent past will look more like an excuse for a technical correction than a fundamental reason for a new bear market. We remain optimistic about 2004. While this year may not turn out to be as good as 2003, we continue to feel investors will be rewarded through well diversified stock portfolios.

One investment theme we have been looking into recently focuses on baby boomers. These folks have passed their 40th birthday and some are approaching 60. While their life expectancy has never been higher, their expectations for the way they look and feel as they age have also never been higher. Many boomers feel they should be able to live their lives very much in the same fashion as they did in their 20's and 30's. They also believe they should look like they did then. Finally, many have accumulated the wealth to try, often with the help of a physician and a personal trainer.

The healthcare industry is an obvious beneficiary of this trend. However, the increasing pressure on pharmaceutical companies to control pricing impacts negatively on the performance of these stocks. Orthopedic implants are right at the heart of this phenomenon and so far have escaped pricing pressures. Also, there are myriad cosmetic products that purport to make us look and, hopefully, feel younger which are also beneficiaries. Weight loss, skincare, vitamin and mineral supplements, spas and travel, and continuing education, all should benefit from the graying of America. Viagra and other lifestyle drugs are only one part of this phenomenon. In short, although we are aging, we are not aging gracefully and show no inclination to change.

One market related answer to Buffalo Springfield's question regarding the future may possibly be our search to find Ponce de Leon's proverbial fountain of youth. While many things "ain't exactly clear," the aging process is. We are looking for ways to profit from this trend.

                               MARKET COMMENTARY

Performance for Periods Ending  March  31,  2004

                               3 Year      5 Year    Since Inception (1/15/98)
             QTR     1 Year (annualized) (annualized)      (annualized)
          ----------------------------------------------------------------------
DAVPX       3.00%    33.72%     2.96%       0.89%              3.85%
S&P 500     1.69%    35.12%     0.63%      -1.20%              4.27%

Past performance is historical and not representative nor a guarantee of future results. Current performance may be lower or higher than the data quoted. To obtain performance data current to the most recent month-end, please contact the Fund at 1-888-285-1863. The investment and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. The S&P 500 index is comprised of 500 U. S. stocks and is an indicator of the performance of the overall stock market. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

The bull market's momentum of 2003 rode into the first quarter of 2004 with the S&P 500 finishing up 35.12% for the year ending March 31, 2004.

The fund for the past year, while performing well by any standard (+33.72%), did not quite match the return on the S&P 500 owing in part to an underweighting of industrial and information technology stocks. These two sectors did very well coming off extremely low price levels after a dismal 2002 and early 2003. A great deal of optimism has been priced into these sectors in hopes of increased capital spending and an improving economy. Information technology in particular saw a number of smaller capitalization stocks revive, but this sector typically gives us pause if valuations are hard to justify. The agonizing collapse in technology stock prices during 2000-2002 still stings many investors who chased these "must own" securities.

Conversely, sectors where we were overweighted versus the S&P 500 performed well, (energy, health care and consumer staples) but did not carry enough weight to beat the broad average. The first quarter of 2004 however suggests a shift in leadership which had our stocks ahead of the average (+3.00% vs. 1.69%) We believe this trend will continue as the market seeks out larger capitalization stocks in the shadow of a less friendly Federal Reserve, election uncertainty and strife in the Middle East.

In times of increased market uncertainty, investors tend to flock to the safety of consumer staples companies and the comfort of their predictable earnings and attractive dividend streams. In contrast, while energy stock earnings can be difficult to predict, the larger of the companies pay good dividends and perform well in times of world unrest. Given the typically lower volatility of these companies, they have always been well represented in our portfolio. We believe a cautious investment stance will likely guide investors well into 2004.

Our strategy of investing in less volatile stocks helped us greatly in the 2002 market meltdown. Indeed, our defensive posture and insistence on a diversified portfolio helped us handily eclipse the S&P 500 over the past three and five-year periods.

                                                     Sincerely,


                                                     Davenport & Company, LLC


PERFORMANCE  INFORMATION
===================================================================================================


                                           DAVENPORT EQUITY FUND
                                           ---------------------

                         COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                        THE DAVENPORT EQUITY FUND AND THE STANDARD & POOR'S 500 INDEX

[GRAPHIC OMITTED]

              STANDARD & POOR'S 500 INDEX:                       THE DAVENPORT EQUITY FUND:
              ---------------------------                        -------------------------

                         QTRLY                                               QTRLY
         DATE            RETURN          BALANCE               DATE          RETURN         BALANCE
         ----            ------          -------               ----          ------         -------
       01/15/98                          10,000              01/15/98                        10,000
       03/31/98          16.25%          11,625              03/31/98        11.40%          11,140
       06/30/98           3.30%          12,009              06/30/98         1.39%          11,295
       09/30/98          -9.95%          10,815              09/30/98       -11.91%           9,950
       12/31/98          21.30%          13,118              12/31/98        15.78%          11,520
       03/31/99           4.98%          13,771              03/31/99         4.95%          12,090
       06/30/99           7.05%          14,742              06/30/99         5.12%          12,709
       09/30/99          -6.24%          13,822              09/30/99        -6.21%          11,920
       12/31/99          14.88%          15,878              12/31/99        11.75%          13,320
       03/31/00           2.29%          16,242              03/31/00         4.31%          13,894
       06/30/00          -2.66%          15,811              06/30/00        -3.15%          13,457
       09/30/00          -0.97%          15,658              09/30/00        -0.94%          13,330
       12/31/00          -7.82%          14,432              12/31/00        -0.78%          13,226
       03/31/01         -11.86%          12,721              03/31/01       -12.44%          11,580
       06/30/01           5.85%          13,466              06/30/01         3.33%          11,966
       09/30/01         -14.68%          11,489              09/30/01       -10.26%          10,738
       12/31/01          10.69%          12,717              12/31/01         9.02%          11,707
       03/31/02           0.27%          12,752              03/31/02         1.78%          11,915
       06/30/02         -13.40%          11,044              06/30/02        -8.41%          10,913
       09/30/02         -17.28%           9,136              09/30/02       -14.89%           9,288
       12/31/02           8.44%           9,906              12/31/02         5.52%           9,801
       03/31/03          -3.15%           9,594              03/31/03        -3.55%           9,453
       06/30/03          15.39%          11,071              06/30/03        14.08%          10,784
       09/30/03           2.65%          11,364              09/30/03         3.90%          11,205
       12/31/03          12.18%          12,748              12/31/03         9.52%          12,271
       03/31/04           1.69%          12,964              03/31/04         3.00%          12,640


Past performance is not predictive of future performance.


--------------------------------------------------------------------------------
                                          Average Annual Total Returns(a)
                                        (for periods ended March 31, 2004)

                                        1 YEAR     5 YEARS    SINCE INCEPTION*

The Davenport Equity Fund               33.72%       0.89%         3.85%

Standard & Poor's 500 Index             35.12%      (1.20%)        4.27%

--------------------------------------------------------------------------------

* Initial public offering of shares was January 15, 1998.

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2004
================================================================================
ASSETS
   Investments in securities:
       At acquisition cost ...................................... $ 101,854,778
                                                                  =============

       At market value (Note 1) ................................. $ 123,048,706
   Dividends receivable .........................................       143,120
   Receivable for investment securities sold ....................     2,333,599
   Receivable for capital shares sold ...........................       270,434
   Other assets .................................................         6,476
                                                                  -------------
       TOTAL ASSETS .............................................   125,802,335
                                                                  -------------

LIABILITIES
   Dividends payable ............................................         5,934
   Payable for investment securities sold .......................     3,831,166
   Payable for capital shares redeemed ..........................        98,707
   Accrued investment advisory fees (Note 3) ....................        78,089
   Accrued administration fees (Note 3) .........................        15,000
   Other accrued expenses .......................................         4,651
                                                                  -------------
       TOTAL LIABILITIES ........................................     4,033,547
                                                                  -------------

NET ASSETS ...................................................... $ 121,768,788
                                                                  =============


Net assets consist of:
Paid-in capital ................................................. $ 109,821,237
Undistributed net investment income .............................         5,280
Accumulated net realized losses from security transactions ......    (9,251,657)
Net unrealized appreciation on investments ......................    21,193,928
                                                                  -------------
Net assets ...................................................... $ 121,768,788
                                                                  =============



Shares of beneficial interest outstanding (unlimited number of
 shares authorized, no par value) ...............................     9,900,924
                                                                  =============


Net asset value, offering price and redemption price
 per share (Note 1) ............................................. $       12.30
                                                                  =============


See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004
================================================================================
INVESTMENT INCOME
   Dividends ....................................................  $  1,378,868
   Interest .....................................................         2,386
                                                                  -------------
       TOTAL INVESTMENT INCOME ..................................     1,381,254
                                                                  -------------

EXPENSES
   Investment advisory fees (Note 3) ............................       767,241
   Administration fees (Note 3) .................................       157,472
   Custodian fees ...............................................        16,926
   Professional fees ............................................        14,991
   Postage and supplies .........................................        13,232
   Trustees' fees and expenses ..................................        12,253
   Registration fees ............................................        10,932
   Printing of shareholder reports ..............................         9,417
   Insurance expense ............................................         6,611
   Other expenses ...............................................        10,275
                                                                  -------------
       TOTAL EXPENSES ...........................................     1,019,350
                                                                  -------------

NET INVESTMENT INCOME ...........................................       361,904


REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions ...............    (1,114,313)
   Net change in unrealized appreciation/depreciation
    on investments ..............................................    28,283,960
                                                                  -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ................    27,169,647
                                                                  -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...................... $  27,531,551
                                                                  =============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
====================================================================================================
                                                                           YEAR            YEAR
                                                                           ENDED           ENDED
                                                                          MARCH 31,       MARCH 31,
                                                                            2004            2003
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ...........................................   $    361,904    $    467,789
   Net realized losses from security transactions ..................     (1,114,313)     (6,068,163)
   Net change in unrealized appreciation/depreciation
    on investments .................................................     28,283,960     (12,278,655)
                                                                       ------------    ------------
Net increase (decrease) in net assets from operations ..............     27,531,551     (17,879,029)
                                                                       ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ......................................       (362,957)       (483,955)
                                                                       ------------    ------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .......................................     27,808,350      20,775,106
   Net asset value of shares issued in
       reinvestment of distributions to shareholders ...............        338,578         461,181
   Payments for shares redeemed ....................................    (10,020,219)     (8,914,951)
                                                                       ------------    ------------
Net increase in net assets from capital share transactions .........     18,126,709      12,321,336
                                                                       ------------    ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ............................     45,295,303      (6,041,648)

NET ASSETS
   Beginning of year ...............................................     76,473,485      82,515,133
                                                                       ------------    ------------
   End of year .....................................................   $121,768,788    $ 76,473,485
                                                                       ============    ============


UNDISTRIBUTED NET INVESTMENT INCOME ................................   $      5,280    $      6,333
                                                                       ============    ============



CAPITAL SHARE ACTIVITY
   Sold ............................................................      2,475,801       2,086,119
   Reinvested ......................................................         29,749          47,857
   Redeemed ........................................................       (886,698)       (897,541)
                                                                       ------------    ------------
   Net increase in shares outstanding ..............................      1,618,852       1,236,435
   Shares outstanding at beginning of year .........................      8,282,072       7,045,637
                                                                       ------------    ------------
   Shares outstanding at end of year ...............................      9,900,924       8,282,072
                                                                       ============    ============


See accompanying notes to financial statements.


THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                        SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------
                                                     YEAR       YEAR         YEAR      YEAR       YEAR
                                                    ENDED       ENDED        ENDED     ENDED      ENDED
                                                   MARCH 31,   MARCH 31,    MARCH 31, MARCH 31,  MARCH 31,
                                                     2004        2003         2002      2001       2000
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ........   $    9.23    $   11.71   $   11.42  $   13.75  $   12.01
                                                ---------    ---------   ---------  ---------  ---------

Income (loss) from investment operations:
   Net investment income ....................        0.04         0.06        0.04       0.05       0.04
   Net realized and unrealized gains
       (losses) on investments ..............        3.07        (2.48)       0.29      (2.34)      1.75
                                                ---------    ---------   ---------  ---------  ---------
Total from investment operations ............        3.11        (2.42)       0.33      (2.29)      1.79
                                                ---------    ---------   ---------  ---------  ---------

Less distributions:
   Dividends from net investment income .....       (0.04)       (0.06)      (0.04)     (0.04)     (0.05)
                                                ---------    ---------   ---------  ---------  ---------

Net asset value at end of year ..............   $   12.30    $    9.23   $   11.71  $   11.42  $   13.75
                                                =========    =========   =========  =========  =========


Total return (a) ............................       33.72%      (20.66%)      2.89%    (16.65%)    14.93%
                                                =========    =========   =========  =========  =========


Net assets at end of year (000's) ...........   $ 121,769    $  76,473   $  82,515   $ 70,160  $  77,626
                                                =========    =========   =========  =========  =========

Ratio of net expenses to average
   net assets ...............................        1.00%        1.04%       1.02%      1.00%      1.01%

Ratio of net investment income to
   average net assets .......................        0.35%        0.62%       0.35%      0.36%      0.35%

Portfolio turnover rate .....................          25%          18%         13%        25%        17%

(a) Total returns are a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2004
================================================================================
    SHARES       COMMON STOCKS -- 95.1%                                VALUE
--------------------------------------------------------------------------------
                 CONSUMER DISCRETIONARY -- 13.3%
    80,645       CarMax, Inc. (a) .............................    $  2,354,834
    41,500       Estee Lauder Companies, Inc. - Class A .......       1,840,110
    26,865       E.W. Scripps Company - Class A (The) .........       2,716,320
    91,530       Fox Entertainment Group, Inc. (a) ............       2,480,463
    44,850       Harrah's Entertainment, Inc. .................       2,461,817
    54,668       International Game Technology, Inc. ..........       2,457,873
    33,000       Lowe's Companies, Inc. .......................       1,852,290
                                                                   ------------
                                                                     16,163,707
                                                                   ------------
                 CONSUMER STAPLES -- 10.9%
    67,291       Anheuser-Busch Companies, Inc. ...............       3,431,841
    56,425       Coca-Cola Company (The) ......................       2,838,178
   115,870       SYSCO Corporation ............................       4,524,724
    74,371       Walgreen Company .............................       2,450,524
                                                                   ------------
                                                                     13,245,267
                                                                   ------------
                 ENERGY -- 7.9%
    27,986       BP Amoco PLC - ADR ...........................       1,432,883
    29,609       EOG Resources, Inc. ..........................       1,358,757
    56,939       Exxon Mobil Corporation ......................       2,368,093
    41,394       Murphy Oil Corporation .......................       2,606,580
    28,467       Schlumberger Limited .........................       1,817,618
                                                                   ------------
                                                                      9,583,931
                                                                   ------------
                 FINANCIALS -- 18.1%
    53,496       American Express Company .....................       2,773,768
    24,032       Bank Of America Corporation ..................       1,946,111
    71,450       Bank Of New York Co., Inc. (The) .............       2,250,675
       758       Berkshire Hathaway, Inc. - Class B (a) .......       2,358,146
    40,366       Capital One Financial Corporation ............       3,044,807
    31,395       Hilb, Rogal & Hamilton Company ...............       1,196,150
    39,754       Jefferson-Pilot Corporation ..................       2,186,868
    11,411       Markel Corporation (a) .......................       3,285,227
    43,378       SunTrust Banks, Inc. .........................       3,023,880
                                                                   ------------
                                                                     22,065,632
                                                                   ------------
                 HEALTHCARE -- 13.9%
    31,747       AMERIGROUP Corporation (a) ...................       1,450,838
    42,672       Amgen, Inc. (a) ..............................       2,482,230
    27,175       Anthem, Inc. (a) .............................       2,463,142
    55,140       Johnson & Johnson ............................       2,796,701
    29,539       Medtronic, Inc. ..............................       1,410,487
    59,937       Pfizer, Inc. .................................       2,100,792
    46,808       Wyeth ........................................       1,757,640
    32,929       Zimmer Holdings, Inc. (a) ....................       2,429,502
                                                                   ------------
                                                                     16,891,332
                                                                   ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES         COMMON STOCKS -- 95.1%(CONTINUED)                     VALUE
--------------------------------------------------------------------------------
                 INDUSTRIALS -- 7.0%
    46,953       First Data Corporation .......................      $1,979,538
    25,985       General Dynamics Corporation .................       2,321,240
    67,432       General Electric Company .....................       2,058,025
   148,209       Tredegar Corporation .........................       2,168,298
                                                                   ------------
                                                                      8,527,101
                                                                   ------------
                 INFORMATION TECHNOLOGY -- 10.4%
   116,589       Cisco Systems, Inc. (a) ......................       2,742,173
    84,630       Dell Computer Corporation (a) ................       2,845,261
    69,962       Intel Corporation ............................       1,902,966
    27,616       International Business Machines Corporation ..       2,536,254
   106,162       Microsoft Corporation ........................       2,650,865
                                                                   ------------
                                                                     12,677,519
                                                                   ------------
                 MATERIALS -- 5.1%
    49,444       Dow Chemical Company (The) ...................       1,991,604
    63,926       Praxair, Inc. ................................       2,372,933
    18,500       Rio Tinto PLC - ADR ..........................       1,860,730
                                                                   ------------
                                                                      6,225,267
                                                                   ------------
                 TELECOMMUNICATIONS SERVICES -- 6.3%
   132,923       America Movil S.A. de C.V. - Series L - ADR ..       5,137,474
   127,412       Nokia Corporation - ADR ......................       2,583,915
                                                                   ------------
                                                                      7,721,389
                                                                   ------------
                 UTILITIES -- 2.2%
    41,248       Dominion Resources, Inc. .....................       2,652,246
                                                                   ------------

                 TOTAL COMMON STOCKS (Cost $94,559,449) .......    $115,753,391
                                                                   ------------

================================================================================
 PAR VALUE       U.S. TREASURY OBLIGATIONS-- 1.6%                      VALUE
--------------------------------------------------------------------------------
$2,000,000       U.S. Treasury Bill, due 04/29/2004
                  (Cost $1,998,530) ...........................    $  1,998,516
                                                                   ------------

================================================================================
  SHARES         MONEY MARKETS -- 4.4%                                VALUE
--------------------------------------------------------------------------------
 5,296,799       First American Treasury Obligation Fund -
                  Class S (Cost $5,296,799) ...................    $  5,296,799
                                                                   ------------

                 TOTAL INVESTMENTS AT VALUE-- 101.1%
                  (Cost $101,854,778) .........................    $123,048,706

                 LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.1)%     ( 1,279,918)
                                                                   ------------

                 NET ASSETS-- 100.0% ..........................    $121,768,788
                                                                   ============


(a)  Non-income producing security.

ADR  - American Depository Receipt

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2004
================================================================================
1.  SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The Fund's investment objective is long term growth of capital through investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or combination of these and other factors.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income
securities   purchased  are  amortized  using  the  interest  method.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Common expenses -- Common expenses of the Trust are allocated among the funds of the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States. There were no differences between the book basis and tax basis of distributions for the years ended March 31, 2004 and 2003.

Estimates  --  The  preparation  of  financial  statements  in  conformity  with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

THE DAVENPORT  EQUITY  FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
Federal income tax -- It is the Fund's policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2004:

--------------------------------------------------------------------------------
Cost of portfolio investments ................................... $ 101,899,946
                                                                  =============

Gross unrealized appreciation ................................... $  24,802,875
Gross unrealized depreciation ...................................    (3,654,115)
                                                                  -------------
Net unrealized appreciation ..................................... $  21,148,760
Undistributed ordinary income ...................................        11,214
Capital loss carryforwards ......................................    (9,206,489)
Other temporary differences .....................................        (5,934)
                                                                  -------------
Accumulated earnings ............................................ $  11,947,551
                                                                  =============
--------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and accounting principles generally accepted in the United States. These "book/tax" differences are temporary in nature and result from the tax deferral of losses on wash sales.

As of March 31, 2004, the Fund had the following capital loss carryforwards for federal income tax purposes:
------------------------------------------------------------------------------------------------------------
                                                                    Amount            Expires March 31,
------------------------------------------------------------------------------------------------------------
Davenport Equity Fund                                            $    154,428               2008
                                                                    1,875,902               2010
                                                                    5,066,211               2011
                                                                    2,109,948               2012
                                                                 ------------
                                                                 $  9,206,489
                                                                 ============
------------------------------------------------------------------------------------------------------------

These capital loss  carryforwards  may be utilized in future years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

2.  INVESTMENT  TRANSACTIONS

During the year ended March 31, 2004, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to $39,924,676 and $24,164,501, respectively.

3.  TRANSACTIONS  WITH  AFFILIATES
INVESTMENT  ADVISORY AGREEMENT

The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================
MUTUAL FUND SERVICES AGREEMENT

Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (Ultimus), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, Ultimus receives a monthly fee from the Fund at an annual rate of .15% on its average daily net assets up to $25 million; .125% on the next $25 million of such net assets; and .10% on such net assets in excess of $50 million, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC, the principal underwriter of the Fund's shares and an affiliate of Ultimus.

4.  CONTINGENCIES AND COMMITMENTS
The Fund indemnifies the Trust's officers and trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

REPORT OF INDEPENDENT AUDITORS
================================================================================
To the Board of Trustees and Shareholders of The Davenport Equity Fund of the Williamsburg Investment Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Davenport Equity Fund (the "Fund") (a series of Williamsburg Investment Trust) as of March 31, 2004, and the related statements of operations and changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the respective years ended March 31, 2003 were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated April 25, 2003.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 2004, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP

Cincinnati, Ohio
May 6, 2004

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED)
================================================================================
Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                                                         POSITION HELD           LENGTH OF
      TRUSTEE                             ADDRESS                                  AGE   WITH THE TRUST          TIME SERVED
-----------------------------------------------------------------------------------------------------------------------------------
*Charles M. Caravati, Jr.      931 Broad Street Road, Manakin-Sabot, VA             67   Chairman and Trustee  Since June 1991
*Austin Brockenbrough III      1802 Bayberry Court, Suite 400, Richmond, VA         67   Trustee               Since September 1988
*John T. Bruce                 800 Main Street, Lynchburg, VA                       50   Trustee               Since September 1988
 J. Finley Lee                 200 Westminster Drive, Chapel Hill, NC               64   Trustee               Since September 1988
*Richard Mitchell              150 Government Street, Mobile, AL                    54   Trustee               Since June 1991
 Richard L. Morrill            University of Richmond, Richmond, VA                 64   Trustee               Since March 1993
 Harris V. Morrissette         100 Jacintoport Boulevard, Saraland, AL              44   Trustee               Since March 1993
 Erwin H. Will, Jr.            47 Willway Avenue, Richmond, VA                      71   Trustee               Since July 1997
 Samuel B. Witt III            2300 Clarendon Boulevard, Suite 407, Arlington, VA   68   Trustee               Since November 1988
 Joseph L. Antrim III          One James Center, 901 E. Cary Street, Richmond, VA   58   President             Since November 1997
 John P. Ackerly IV            One James Center, 901 E. Cary Street, Richmond, VA   40   Vice President        Since November 1997
 J. Lee Keiger III             One James Center, 901 E. Cary Street, Richmond, VA   49   Vice President        Since November 1997
 Robert G. Dorsey              135 Merchant Street, Suite 230, Cincinnati, OH       47   Vice President        Since November 2000
 Mark J. Seger                 135 Merchant Street, Suite 230, Cincinnati, OH       42   Treasurer             Since November 2000
 John F. Splain                135 Merchant Street, Suite 230, Cincinnati, OH       47   Secretary             Since November 2000

*Messrs. Bruce, Brockenbrough, Caravati and Mitchell are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. Charles M. Caravati, Jr. is the father of Charles M. Caravati III, an officer of The Jamestown Funds, which are other portfolios of the Trust.

Each Trustee oversees eleven portfolios of the Trust, including the Fund. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

Charles M. Caravati, Jr. is a retired physician. He is also the retired President of Dermatology Associates of Virginia, P.C.

Austin Brockenbrough III is President and Managing Director of Lowe, Brockenbrough & Company, Inc. (an investment advisory firm). He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O'Grady & Co., Inc. (a global asset manager). In addition, he is a member of the Board of Trustees for the University of Richmond.

John T. Bruce is a Principal of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee is a financial consultant and the Julian Price Professor Emeritus at the University of North Carolina.

Richard Mitchell is a Principal of T. Leavell & Associates, Inc. (an investment advisory firm).

Richard L. Morrill is the Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation and Albemarle Corporation (polymers and chemical manufacturer).

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(UNAUDITED) (CONTINUED)
================================================================================
Harris V. Morrissette is President of Marshall Biscuit Co., Inc. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and EnergySouth, Inc. In addition, he is Chairman of Azalea Aviation, Inc. (an airplane fueling company).

Erwin H. Will, Jr. is the retired Managing Director of Equities of Virginia Retirement System.

Samuel B. Witt III is Senior Vice President and General Counsel of Stateside Associates, Inc. He is also a member of the Board of Directors of The Swiss Helvetia Fund, Inc. (a closed-end investment company).

Joseph L. Antrim III is Executive Vice President of the Adviser.

John P. Ackerly IV is Vice President and Portfolio Manager of the Adviser.

J. Lee Keiger III is First Vice President and Chief Financial Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-281-3217.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)
================================================================================
On February 17, 2004, Tait, Weller & Baker was replaced as independent auditor of the Fund, and Ernst & Young LLP (Ernst & Young) was selected as the Fund's new independent auditor. The Fund's selection of Ernst & Young as its independent auditor was recommended and approved by the Fund's audit committee and was ratified by the Board of Trustees.

Tait, Weller & Baker's reports on the Fund's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal years, and through the date of Tait, Weller & Baker's replacement, there were no disagreements between the Fund and Tait, Weller & Baker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Tait, Weller & Baker, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years.

FEDERAL TAX INFORMATION (UNAUDITED)
================================================================================
For the fiscal year ended March 31, 2004 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $362,957 as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2004, 100% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.

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







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









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

ITEM 2.   CODE OF ETHICS.


As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 10(a)(1), a copy of registrant's code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has been amended, but not in a manner that relates to any element of the code of ethics enumerated in paragraph (b) of this Item. The registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.


The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Erwin H. Will, Jr. Mr. Will is "independent" for purposes of this Item.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $110,000 with respect to the registrant's fiscal year ended March 31, 2004. The aggregate fees billed for professional services rendered by the registrant's former principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements were $99,000 with respect to the registrant's fiscal year ended March 31, 2003.


     (b) AUDIT-RELATED FEES. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.


     (c) TAX FEES. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.


     (d) ALL OTHER FEES. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.


     (e)(1)The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     (e)(2)None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph
           (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.


     (f) Less than 50% of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.


     (g) No non-audit fees were billed in either of the last two fiscal years by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.


     (h) The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph
          (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.


Not applicable


ITEM 6.  SCHEDULE OF INVESTMENTS.


Not applicable


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


Not applicable


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


Not applicable


ITEM 9.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.


The registrant's Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election to the registrant's board of trustees.

ITEM 10.  CONTROLS AND PROCEDURES.


(a)(1) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 301-2(c) under the Investment Company Act of 1940), the registrant's principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.


(a)(2) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.


File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.


(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto


(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto


(b)   Certifications   required  by  Rule   30a-2(b)   under  the  Act  (17  CFR
270.30a-2(b)): Attached hereto






Exhibit 99.CODE ETH      Code of Ethics


Exhibit 99.CERT Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002


Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust
              ------------------------------------------------------------------


By (Signature and Title)*    /s/ John F. Splain
                            -----------------------------------------
                            John F. Splain, Secretary

Date     June 4, 2004
      ---------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ John T. Bruce
                            ----------------------------------------------------
                            John T. Bruce, President (FBP Contrarian Equity Fund and FBP Contrarian Balanced Fund)

Date   June 4, 2004
      ---------------------------------------------

By (Signature and Title)*    /s/ Richard Mitchell
                            ----------------------------------------------------
                            Richard Mitchell, President (The Government Street Equity Fund, The Government Street Bond Fund
                            and The Alabama Tax Free Bond Fund)

Date   June 4, 2004
      ---------------------------------------------

By (Signature and Title)*    /s/ Charles M. Caravati III
                            ----------------------------------------------------
                            Charles M. Caravati III, President (The Jamestown Balanced Fund, The Jamestown Equity Fund and
                            The Jamestown International Equity Fund)

Date   June 4, 2004
      ---------------------------------------------

By (Signature and Title)*    /s/ Beth Ann Gustafson
                            ----------------------------------------------------
                            Beth Ann Gustafson, President (The Jamestown
                            Tax Exempt Virginia Fund)

Date   June 4, 2004
      ---------------------------------------------

By (Signature and Title)*    /s/ Joseph L. Antrim III
                            ----------------------------------------------------
                            Joseph L. Antrim III, President (The Davenport Equity Fund)

Date   June 4, 2004
      ---------------------------------------------

By (Signature and Title)*   /s/ Mark J. Seger
                            ----------------------------------------------------
                            Mark J. Seger, Treasurer

Date   June 4, 2004
      ---------------------------------------------

* Print the name and title of each signing officer under his or her signature.